UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5867

                     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: JULY 31

         Date of reporting period: AUGUST 1, 2004 THROUGH JULY 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TOP HOLDINGS AND ALLOCATIONS
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--------------------------------------------------------------------------------
TOP TEN INDUSTRIES
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Tobacco Settlement Payments                                               19.8%
--------------------------------------------------------------------------------
Higher Education                                                           8.7
--------------------------------------------------------------------------------
Municipal Leases                                                           6.8
--------------------------------------------------------------------------------
Sales Tax Revenue                                                          6.7
--------------------------------------------------------------------------------
Airlines                                                                   6.1
--------------------------------------------------------------------------------
Adult Living Facilities                                                    5.8
--------------------------------------------------------------------------------
Hospital/Health Care                                                       5.4
--------------------------------------------------------------------------------
Marine/Aviation Facilities                                                 4.5
--------------------------------------------------------------------------------
Electric Utilities                                                         4.3
--------------------------------------------------------------------------------
Pollution Control                                                          4.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2005, and are based on total market value of investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

  AAA              22.2%

  AA                7.8

  A                 8.4

  BBB              47.4

  BB                2.4

  B                 4.2

  CCC               1.9

  Not Rated         5.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2005, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
--------------------------------------------------------------------------------


                   10 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's distributions and share-price appreciation have combined to produce superior performance during this report period. As of July 31, 2005, the Fund's Class A shares generated 1-year total return of 18.46% without sales charge, and 12.83% with sales charge. By comparison, the Lehman Brothers Municipal Bond index produced a total return of 6.35%. 1 Yields generated by the Fund's holdings, representing a wide variety of credit qualities and industry sectors, generated over 36% of the Fund's total return for the period. Price appreciation of long-maturity bonds, in particular in the Fund's lower-rated and unrated holdings, and in its Master Settlement Agreement (MSA) bonds, accounted for the remainder or the period's total return. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers. These bonds generated attractive yields and share price appreciation for shareholders during this period.

      Across the municipal bond market, the difference between yields on lower-rated and higher-rated municipals securities decreased, as the price of lower-rated municipal bonds rose more than that of high-grade bonds during this report period. However, these price movements resulted in the need for reductions in the Fund's monthly dividend during this report period. Starting in July 2005, the monthly dividend for Class A shares was reduced from $0.056 to $0.052 per share. Distributions for other share classes were adjusted accordingly. This reduction is not related to the Fund's net asset value, which has reflected an overall increase in the combined value of Fund holdings. Importantly, these dividend reductions do not result from any material defaults of bonds in the Fund's portfolio; the Fund's holdings have continued to make scheduled payments during this report period.

      Increasing prices in the Fund's lower-rated holdings, sometimes known as "credit-spread tightening," has been a significant driver of the Fund's total return. The Fund's net asset value increased in this period, largely through price appreciation in bonds that we had selected for their yield and structural characteristics. With generally higher prices of longer-term, lower-rated and non-rated municipal securities, the Fund has recently

1. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds. The index cannot be purchased directly by investors. Index performance is for illustrative purposes only and does not predict or depict the performance of a fund.


                   11 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

favored investing in higher-quality bonds during this period. We believe that new municipal bond issues have offered fewer higher-yielding municipal bonds that possess what we consider to be a favorable balance of risk and reward for the Fund.

      The "pre-refunding" of some portfolio holdings has also positively affected Fund performance. In a pre-refunding, a new bond issue generates proceeds that are earmarked to pay off another previously-issued--but not yet callable--bond. When a municipal bond is pre-refunded, its price generally rises significantly in response to improved credit quality. For example, the Fund's New Jersey Economic Development Authority (School Facilities Construction) bonds, representing just over 2% of the Fund's holdings at the time, were pre-refunded and, thus, appreciated in value.

      The Fund's position in municipal inverse-floating rate securities also contributed to performance. These are highly-rated tax-exempt securities whose interest payments move inversely to short-term interest rates. We have sought to offset interest-rate sensitivity of these bonds by also investing in premium-coupon, callable bonds whose market prices tend to exhibit less interest-rate sensitivity.

      As of July 31, 2005, tobacco bonds backed by the national Master Settlement Agreement ("MSA") accounted for 19.8% of investments, making it the Fund's largest single industry sector. MSA bond prices have increased significantly during this report period. Virginia MSA bonds issued in May 2005 were the first new tobacco bonds to be paid solely from tobacco settlement revenues since early 2003. Also during this report period, Westchester County, New York pre-refunded its MSA-backed bonds in June, and other municipalities announced plans to pre-refund many of their MSA-backed bonds, as well. The market reacted favorably to the issuance of new MSA bonds, and prices of MSA-backed tobacco bonds rose as speculation of additional new issuance to refund outstanding, higher coupon MSA-backed bonds increased.

      Positive news on tobacco litigation has also buoyed MSA-backed bond prices. One significant event during this period was the ruling of a federal appeals court in Washington, D.C. that the U.S. government could not seek disgorgement of $280 billion in past profits from the tobacco industry under the Racketeer Influenced Corrupt Organizations Act ("RICO"). On February 4, 2005, in a 2-1 decision, the United States Court of Appeals for the District of Columbia held that, because the applicable RICO statute limits remedies to those that "prevent and restrain" future acts, disgorgement based on past profits is not a remedy available to the government. Investors viewed dismissal of this claim as good news, and MSA bond prices rose. On April 20, 2005, the United States Court of Appeals for the District of Columbia denied the Department of Justice's request to reconsider the February decision. However, on July 18, 2005, the Government filed its


                   12 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND petition for certiorari seeking further review on this issue by the United States Supreme Court.

      During final arguments in this case in June 2005, the U.S. government reduced its demand for damages from the tobacco industry to $14 billion--a significant reduction from the original claim for $280 billion. While the final decision in this case is still pending, developments during this report period have been positive for the tobacco industry and, by extension, for MSA bonds.

      Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Notwithstanding July's dividend change, we believe that the Fund's shareholders will continue to benefit from highly competitive yields despite current market conditions.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2005. In the case of Class A and Class B shares, performance is measured over a ten-year period. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                   13 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer New Jersey Municipal Fund (Class A)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          Value of Investment            Lehman Brothers
  Date                          In Fund                Municipal Bond Index
12/31/1995                       9,525                        10,000
03/31/1996                       9,527                         9,880
06/30/1996                       9,608                         9,955
07/31/1996    (1)                9,696                        10,045
10/31/1996                       9,911                        10,298
01/31/1997                      10,049                        10,463
04/30/1997                      10,129                        10,505
07/31/1997                      10,665                        11,075
10/31/1997                      10,746                        11,173
01/31/1998                      11,122                        11,520
04/30/1998                      11,035                        11,482
07/31/1998                      11,301                        11,739
10/31/1998                      11,601                        12,069
01/31/1999                      11,836                        12,286
04/30/1999                      11,806                        12,280
07/31/1999                      11,478                        12,077
10/31/1999                      10,806                        11,855
01/31/2000                      10,614                        11,840
04/30/2000                      10,874                        12,167
07/31/2000                      11,195                        12,597
10/31/2000                      11,393                        12,864
01/31/2001                      11,864                        13,413
04/30/2001                      11,865                        13,429
07/31/2001                      12,360                        13,867
10/31/2001                      12,545                        14,215
01/31/2002                      12,475                        14,204
04/30/2002                      12,677                        14,369
07/31/2002                      13,076                        14,797
10/31/2002                      12,830                        15,050
01/31/2003                      12,941                        15,264
04/30/2003                      13,015                        15,589
07/31/2003                      13,235                        15,331
10/31/2003                      13,816                        15,819
01/31/2004                      14,651                        16,209
04/30/2004                      14,341                        16,007
07/31/2004                      14,377                        16,218
10/31/2004                      15,192                        16,774
01/31/2005                      15,874                        16,996
04/30/2005                      16,353                        17,098
07/31/2005                      17,031                        17,247

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/05

1-Year 12.83%    5-Year 7.70%    10-Year 5.94%

(1)   THE FUND CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO JULY 31.


                   14 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer New Jersey Municipal Fund (Class B)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        Value of Investment             Lehman Brothers
  Date                        In Fund                Municipal Bond Index

12/31/1995                     10,000                       10,000
03/31/1996                      9,983                        9,880
06/30/1996                     10,058                        9,955
07/31/1996    (1)              10,134                       10,045
10/31/1996                     10,339                       10,298
01/31/1997                     10,462                       10,463
04/30/1997                     10,527                       10,505
07/31/1997                     11,063                       11,075
10/31/1997                     11,126                       11,173
01/31/1998                     11,504                       11,520
04/30/1998                     11,383                       11,482
07/31/1998                     11,645                       11,739
10/31/1998                     11,931                       12,069
01/31/1999                     12,141                       12,286
04/30/1999                     12,087                       12,280
07/31/1999                     11,739                       12,077
10/31/1999                     11,041                       11,855
01/31/2000                     10,814                       11,840
04/30/2000                     11,058                       12,167
07/31/2000                     11,374                       12,597
10/31/2000                     11,553                       12,864
01/31/2001                     12,008                       13,413
04/30/2001                     11,986                       13,429
07/31/2001                     12,463                       13,867
10/31/2001                     12,625                       14,215
01/31/2002                     12,546                       14,204
04/30/2002                     12,749                       14,369
07/31/2002                     13,151                       14,797
10/31/2002                     12,903                       15,050
01/31/2003                     13,014                       15,264
04/30/2003                     13,089                       15,589
07/31/2003                     13,310                       15,331
10/31/2003                     13,894                       15,819
01/31/2004                     14,735                       16,209
04/30/2004                     14,422                       16,007
07/31/2004                     14,459                       16,218
10/31/2004                     15,279                       16,774
01/31/2005                     15,964                       16,996
04/30/2005                     16,446                       17,098
07/31/2005                     17,128                       17,247

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/05

1-Year 12.53%    5-Year 7.65%    10-Year 6.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.

(1)   THE FUND CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO JULY 31.


                   15 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer New Jersey Municipal Fund (Class C)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                       Value of Investment            Lehman Brothers
  Date                       In Fund               Municipal Bond Index

08/29/1995                    10,000                      10,000
09/30/1995                    10,076                      10,063
12/31/1995                    10,407                      10,479
03/31/1996                    10,396                      10,353
06/30/1996                    10,463                      10,432
07/31/1996     (1)            10,541                      10,526
10/31/1996                    10,752                      10,791
01/31/1997                    10,889                      10,963
04/30/1997                    10,944                      11,008
07/31/1997                    11,501                      11,605
10/31/1997                    11,566                      11,708
01/31/1998                    11,959                      12,072
04/30/1998                    11,833                      12,032
07/31/1998                    12,105                      12,301
10/31/1998                    12,402                      12,647
01/31/1999                    12,620                      12,874
04/30/1999                    12,564                      12,868
07/31/1999                    12,202                      12,655
10/31/1999                    11,466                      12,423
01/31/2000                    11,241                      12,407
04/30/2000                    11,495                      12,750
07/31/2000                    11,812                      13,201
10/31/2000                    11,998                      13,480
01/31/2001                    12,471                      14,055
04/30/2001                    12,460                      14,072
07/31/2001                    12,944                      14,531
10/31/2001                    13,112                      14,896
01/31/2002                    13,027                      14,884
04/30/2002                    13,213                      15,057
07/31/2002                    13,591                      15,506
10/31/2002                    13,322                      15,770
01/31/2003                    13,410                      15,995
04/30/2003                    13,451                      16,336
07/31/2003                    13,652                      16,065
10/31/2003                    14,236                      16,576
01/31/2004                    15,068                      16,985
04/30/2004                    14,722                      16,773
07/31/2004                    14,732                      16,994
10/31/2004                    15,537                      17,577
01/31/2005                    16,203                      17,809
04/30/2005                    16,646                      17,916
07/31/2005                    17,316                      18,073

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/05

1-Year 16.54%    5-Year 7.95%    Since Inception (8/29/95) 5.69%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.

(1)   THE FUND CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO JULY 31.


                   16 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------

TOTAL RETURNS AND THE ENDING ACCOUNT VALUES IN THE GRAPHS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

CLASS A shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   17 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The"hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                   18 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                             BEGINNING     ENDING           EXPENSES
                             ACCOUNT       ACCOUNT          PAID DURING
                             VALUE         VALUE            6 MONTHS ENDED
                             (2/1/05)      (7/31/05)        JULY 31, 2005
--------------------------------------------------------------------------
Class A Actual               $1,000.00     $1,072.90        $3.45
--------------------------------------------------------------------------
Class A Hypothetical          1,000.00      1,021.47         3.36
--------------------------------------------------------------------------
Class B Actual                1,000.00      1,068.70         7.46
--------------------------------------------------------------------------
Class B Hypothetical          1,000.00      1,017.60         7.28
--------------------------------------------------------------------------
Class C Actual                1,000.00      1,068.70         7.41
--------------------------------------------------------------------------
Class C Hypothetical          1,000.00      1,017.65         7.23

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2005 are as follows:

CLASS         EXPENSE RATIOS
----------------------------
Class A            0.67%
----------------------------
Class B            1.45
----------------------------
Class C            1.44

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                   19 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2005
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                               VALUE
       AMOUNT                                                              COUPON       MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--103.0%
-----------------------------------------------------------------------------------------------------------------
NEW JERSEY--87.3%
$     275,000    Audubon Devel. Corp. (Audubon Park)                        7.750%    08/01/2024    $     289,597
-----------------------------------------------------------------------------------------------------------------
    2,015,000    Camden County Improvement Authority
                 (Cooper Health System)                                     6.000     02/15/2027        2,087,056
-----------------------------------------------------------------------------------------------------------------
      120,000    Camden County PCFA
                 (Camden County Energy Recovery Associates)                 7.500     12/01/2009          120,630
-----------------------------------------------------------------------------------------------------------------
       15,000    Collingswood GO                                            5.875     07/15/2018           15,256
-----------------------------------------------------------------------------------------------------------------
    1,000,000    Delaware River Port Authority PA/NJ                        5.400     01/01/2016        1,029,980
-----------------------------------------------------------------------------------------------------------------
    5,540,000    Delaware River Port Authority PA/NJ 1                      5.500     01/01/2026        5,710,798
-----------------------------------------------------------------------------------------------------------------
       15,000    Essex County Improvement Authority
                 (County Jail & Youth House)                                5.350     12/01/2024           15,719
-----------------------------------------------------------------------------------------------------------------
    2,000,000    Garden State Preservation Trust
                 (Open Space & Farmland Preservation) 2                     5.800     11/01/2023        2,288,240
-----------------------------------------------------------------------------------------------------------------
       20,000    Gloucester County Improvement Authority
                 (Governmental Leasing Program)                             5.900     04/01/2007           20,053
-----------------------------------------------------------------------------------------------------------------
        5,000    Gloucester County Utilities Authority                      5.125     01/01/2013            5,010
-----------------------------------------------------------------------------------------------------------------
       25,000    Haledon School District                                    5.625     02/01/2009           25,186
-----------------------------------------------------------------------------------------------------------------
      685,000    Higher Education Student Assistance Authority
                 (Student Loan)                                             6.000     06/01/2015          701,502
-----------------------------------------------------------------------------------------------------------------
    3,755,000    Hudson County Improvement Authority (Koppers Site)         6.125     01/01/2029        3,739,492
-----------------------------------------------------------------------------------------------------------------
    1,000,000    Hudson County Solid Waste Improvement Authority            6.000     01/01/2029        1,001,440
-----------------------------------------------------------------------------------------------------------------
       75,000    Mercer County Improvement Authority                        5.000     11/15/2016           78,216
-----------------------------------------------------------------------------------------------------------------
    6,290,000    Mercer County Improvement Authority                        5.000     08/01/2040        6,610,476
-----------------------------------------------------------------------------------------------------------------
      875,000    Middlesex County Improvement Authority
                 (Heldrich Center Hotel) 1                                  5.000     01/01/2015          890,426
-----------------------------------------------------------------------------------------------------------------
      500,000    Middlesex County Improvement Authority
                 (Heldrich Center Hotel) 1                                  5.000     01/01/2020          498,200
-----------------------------------------------------------------------------------------------------------------
    1,535,000    Middlesex County Improvement Authority
                 (Heldrich Center Hotel) 1                                  5.000     01/01/2032        1,537,794
-----------------------------------------------------------------------------------------------------------------
    1,100,000    Middlesex County Improvement Authority
                 (Heldrich Center Hotel) 1                                  5.125     01/01/2037        1,106,083
-----------------------------------------------------------------------------------------------------------------
      975,000    Middlesex County Improvement Authority
                 (Skyline Tower Urban Renewal Associates)                   5.350     07/01/2034        1,025,856
-----------------------------------------------------------------------------------------------------------------
    2,500,000    Middlesex County Pollution Control Authority
                 (Amerada Hess Corp.) 1                                     6.050     09/15/2034        2,694,125
-----------------------------------------------------------------------------------------------------------------
       35,000    New Brunswick Hsg. & Urban Devel. Authority                5.500     08/01/2011           35,082
-----------------------------------------------------------------------------------------------------------------
       65,000    New Brunswick Hsg. & Urban Devel. Authority                5.750     07/01/2024           65,484
-----------------------------------------------------------------------------------------------------------------
      170,000    Newark Hsg. Finance Corp. (Spruce Park Apartments)        10.800     05/01/2025          184,734
-----------------------------------------------------------------------------------------------------------------
      135,000    NJ EDA (American Airlines)                                 7.100     11/01/2031          114,930
-----------------------------------------------------------------------------------------------------------------
      255,000    NJ EDA (Anheuser-Busch Companies) 1                        5.850     12/01/2030          262,245
-----------------------------------------------------------------------------------------------------------------
      100,000    NJ EDA (Cadbury at Cherry Hill)                            5.500     07/01/2018          104,143
-----------------------------------------------------------------------------------------------------------------
       25,000    NJ EDA (Cadbury at Cherry Hill)                            5.500     07/01/2028           25,692


                   20 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

    PRINCIPAL                                                                                               VALUE
       AMOUNT                                                              COUPON       MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$      25,000    NJ EDA (Cascade Corp.)                                     8.250%    02/01/2026    $      24,995
-----------------------------------------------------------------------------------------------------------------
    3,000,000    NJ EDA (Cigarette Tax)                                     5.500     06/15/2031        3,149,070
-----------------------------------------------------------------------------------------------------------------
    1,500,000    NJ EDA (Cigarette Tax)                                     5.750     06/15/2029        1,609,215
-----------------------------------------------------------------------------------------------------------------
   10,000,000    NJ EDA (Cigarette Tax)                                     5.750     06/15/2034       10,668,400
-----------------------------------------------------------------------------------------------------------------
      200,000    NJ EDA (Continental Airlines)                              5.500     04/01/2028          150,128
-----------------------------------------------------------------------------------------------------------------
    6,040,000    NJ EDA (Continental Airlines)                              6.250     09/15/2019        5,645,769
-----------------------------------------------------------------------------------------------------------------
       85,000    NJ EDA (Continental Airlines)                              6.250     09/15/2029           77,846
-----------------------------------------------------------------------------------------------------------------
    2,120,000    NJ EDA (Continental Airlines) 1                            6.400     09/15/2023        1,995,450
-----------------------------------------------------------------------------------------------------------------
    2,500,000    NJ EDA (Continental Airlines)                              6.625     09/15/2012        2,434,200
-----------------------------------------------------------------------------------------------------------------
      425,000    NJ EDA (Continental Airlines)                              7.000     11/15/2030          420,125
-----------------------------------------------------------------------------------------------------------------
    3,500,000    NJ EDA (Continental Airlines) 1                            9.000     06/01/2033        3,879,715
-----------------------------------------------------------------------------------------------------------------
      100,000    NJ EDA (Courthouse Convalescent Center)                    8.700     02/01/2014          100,135
-----------------------------------------------------------------------------------------------------------------
    3,100,000    NJ EDA (Cranes Mill) 1                                     5.100     06/01/2027        3,027,956
-----------------------------------------------------------------------------------------------------------------
       60,000    NJ EDA (Dept. of Human Services)                           5.000     07/01/2022           62,581
-----------------------------------------------------------------------------------------------------------------
      135,000    NJ EDA (Dept. of Human Services)                           6.250     07/01/2024          149,993
-----------------------------------------------------------------------------------------------------------------
      100,000    NJ EDA (Devereux Foundation)                               5.450     05/01/2027          104,549
-----------------------------------------------------------------------------------------------------------------
       25,000    NJ EDA (Eastern Shore)                                     8.000     02/01/2011           24,996
-----------------------------------------------------------------------------------------------------------------
      465,000    NJ EDA (Elizabethtown Water Company)                       5.600     12/01/2025          476,490
-----------------------------------------------------------------------------------------------------------------
    4,000,000    NJ EDA (Empowerment Zone-Cumberland)                       7.750     08/01/2021        4,046,160
-----------------------------------------------------------------------------------------------------------------
       20,000    NJ EDA (Fellowship Village)                                5.500     01/01/2018           20,417
-----------------------------------------------------------------------------------------------------------------
      320,000    NJ EDA (Hackensack Water Company)                          5.800     03/01/2024          323,968
-----------------------------------------------------------------------------------------------------------------
       25,000    NJ EDA (Hackensack Water Company)                          5.900     03/01/2024           25,276
-----------------------------------------------------------------------------------------------------------------
    2,000,000    NJ EDA (Jersey Central Power & Light)                      7.100     07/01/2015        2,065,600
-----------------------------------------------------------------------------------------------------------------
    5,500,000    NJ EDA (JVG Properties) 1                                  5.375     03/01/2019        5,608,075
-----------------------------------------------------------------------------------------------------------------
    2,500,000    NJ EDA (Kapkowski Road Landfill)                           6.500     04/01/2031        2,900,125
-----------------------------------------------------------------------------------------------------------------
      125,000    NJ EDA (Kullman Associates)                                6.750     07/01/2019          119,568
-----------------------------------------------------------------------------------------------------------------
    1,020,000    NJ EDA (Liberty Street Park) 2                             5.000     03/01/2020        1,097,591
-----------------------------------------------------------------------------------------------------------------
    2,545,000    NJ EDA (Liberty Street Park) 2                             5.000     03/01/2021        2,730,225
-----------------------------------------------------------------------------------------------------------------
    8,690,000    NJ EDA (Liberty Street Park)                               5.000     03/01/2027        9,258,500
-----------------------------------------------------------------------------------------------------------------
    3,435,000    NJ EDA (Liberty Street Park) 2                             5.000     03/01/2027        3,648,554
-----------------------------------------------------------------------------------------------------------------
      710,000    NJ EDA (Lions Gate)                                        5.750     01/01/2025          722,361
-----------------------------------------------------------------------------------------------------------------
    1,230,000    NJ EDA (Lions Gate)                                        5.875     01/01/2037        1,252,817
-----------------------------------------------------------------------------------------------------------------
    1,000,000    NJ EDA (Marcus L. Ward Home)                               5.750     11/01/2024        1,057,600
-----------------------------------------------------------------------------------------------------------------
    1,000,000    NJ EDA (Marcus L. Ward Home)                               5.800     11/01/2031        1,049,620
-----------------------------------------------------------------------------------------------------------------
    1,000,000    NJ EDA (Masonic Charity Foundation of NJ)                  5.500     06/01/2031        1,075,250
-----------------------------------------------------------------------------------------------------------------
      750,000    NJ EDA (Masonic Charity Foundation of NJ)                  6.000     06/01/2025          838,238
-----------------------------------------------------------------------------------------------------------------
       50,000    NJ EDA (Middlesex Water Company)                           5.200     10/01/2022           50,167
-----------------------------------------------------------------------------------------------------------------
       95,000    NJ EDA (Middlesex Water Company)                           5.250     10/01/2023           95,157
-----------------------------------------------------------------------------------------------------------------
      165,000    NJ EDA (Middlesex Water Company)                           5.350     02/01/2038          171,760
-----------------------------------------------------------------------------------------------------------------
      150,000    NJ EDA (New Jersey American Water Company)                 5.250     07/01/2038          157,373


                   21 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                               VALUE
       AMOUNT                                                              COUPON       MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$      30,000    NJ EDA (New Jersey Transit)                                5.750%    12/15/2017    $      30,670
-----------------------------------------------------------------------------------------------------------------
       70,000    NJ EDA (NJ American Water Company)                         5.350     06/01/2023           70,132
-----------------------------------------------------------------------------------------------------------------
      240,000    NJ EDA (NJ American Water Company)                         5.350     06/01/2023          240,451
-----------------------------------------------------------------------------------------------------------------
      160,000    NJ EDA (NJ American Water Company)                         5.375     05/01/2032          168,648
-----------------------------------------------------------------------------------------------------------------
      115,000    NJ EDA (NJ American Water Company)                         5.500     06/01/2023          115,128
-----------------------------------------------------------------------------------------------------------------
      655,000    NJ EDA (NJ American Water Company)                         5.950     11/01/2029          672,593
-----------------------------------------------------------------------------------------------------------------
      205,000    NJ EDA (NJ American Water Company)                         6.000     05/01/2036          213,208
-----------------------------------------------------------------------------------------------------------------
    6,520,000    NJ EDA (NJ American Water Company)                         6.875     11/01/2034        6,671,916
-----------------------------------------------------------------------------------------------------------------
       15,000    NJ EDA (NJ Natural Gas Company)                            5.375     08/01/2023           15,015
-----------------------------------------------------------------------------------------------------------------
        5,000    NJ EDA (NJ Natural Gas Company)                            5.375     08/01/2023            5,010
-----------------------------------------------------------------------------------------------------------------
      495,000    NJ EDA (Nui Corp.) 1                                       5.250     11/01/2033          497,846
-----------------------------------------------------------------------------------------------------------------
    1,955,000    NJ EDA (Nui Corp.) 1                                       5.250     11/01/2033        1,982,605
-----------------------------------------------------------------------------------------------------------------
      195,000    NJ EDA (Nui Corp.)                                         5.700     06/01/2032          203,980
-----------------------------------------------------------------------------------------------------------------
    2,000,000    NJ EDA (Public Schools Small Project
                 Loan Program) 3                                           10.916 4   09/01/2024        2,763,200
-----------------------------------------------------------------------------------------------------------------
    4,640,000    NJ EDA (Public Service Electric & Gas)                     6.400     05/01/2032        4,735,862
-----------------------------------------------------------------------------------------------------------------
      130,000    NJ EDA (St. Barnabas Medical Center)                       5.375     07/01/2027          137,497
-----------------------------------------------------------------------------------------------------------------
    2,000,000    NJ EDA (St. Francis Life Care Corp.)                       5.750     10/01/2023        2,025,920
-----------------------------------------------------------------------------------------------------------------
      480,000    NJ EDA (The Gill/St. Bernards School)                      6.000     02/01/2019          494,443
-----------------------------------------------------------------------------------------------------------------
      510,000    NJ EDA (The Gill/St. Bernards School)                      6.000     02/01/2020          525,101
-----------------------------------------------------------------------------------------------------------------
      545,000    NJ EDA (The Gill/St. Bernards School)                      6.000     02/01/2021          561,524
-----------------------------------------------------------------------------------------------------------------
      575,000    NJ EDA (The Gill/St. Bernards School)                      6.000     02/01/2022          591,342
-----------------------------------------------------------------------------------------------------------------
      610,000    NJ EDA (The Gill/St. Bernards School)                      6.000     02/01/2023          626,470
-----------------------------------------------------------------------------------------------------------------
      650,000    NJ EDA (The Gill/St. Bernards School)                      6.000     02/01/2024          667,108
-----------------------------------------------------------------------------------------------------------------
      690,000    NJ EDA (The Gill/St. Bernards School)                      6.000     02/01/2025          708,140
-----------------------------------------------------------------------------------------------------------------
    3,770,000    NJ EDA (Trigen-Trenton District Energy Company)            6.200     12/01/2010        3,774,034
-----------------------------------------------------------------------------------------------------------------
       15,000    NJ EDA (United Methodist Homes of NJ)                      5.125     07/01/2018           14,929
-----------------------------------------------------------------------------------------------------------------
    2,370,000    NJ EDA (United Methodist Homes of NJ)                      5.125     07/01/2025        2,359,643
-----------------------------------------------------------------------------------------------------------------
      240,000    NJ EDA (United Water New Jersey)                           5.000     11/01/2028          247,301
-----------------------------------------------------------------------------------------------------------------
    2,000,000    NJ EDA Retirement Community (Cedar Crest Village)          7.250     11/15/2021        2,195,620
-----------------------------------------------------------------------------------------------------------------
    2,100,000    NJ EDA Retirement Community (Seabrook Village)             8.000     11/15/2015        2,375,793
-----------------------------------------------------------------------------------------------------------------
       90,000    NJ Educational Facilities Authority
                 (Beth Medrash Govoha America)                              6.375     07/01/2030           95,356
-----------------------------------------------------------------------------------------------------------------
    1,420,000    NJ Educational Facilities Authority
                 (Bloomfield College)                                       6.850     07/01/2030        1,449,536
-----------------------------------------------------------------------------------------------------------------
   15,000,000    NJ Educational Facilities Authority
                 (Fairleigh Dickinson University), Series D                 6.000     07/01/2025       16,128,000
-----------------------------------------------------------------------------------------------------------------
    1,265,000    NJ Educational Facilities Authority
                 (Fairleigh Dickinson University), Series G                 5.700     07/01/2028        1,300,142
-----------------------------------------------------------------------------------------------------------------
    3,540,000    NJ Educational Facilities Authority
                 (Georgian Court College) 1                                 6.500     07/01/2033        4,011,068
-----------------------------------------------------------------------------------------------------------------
       60,000    NJ Educational Facilities Authority
                 (Monmouth University)                                      5.625     07/01/2013           60,070


                   22 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

    PRINCIPAL                                                                                               VALUE
       AMOUNT                                                              COUPON       MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$   2,000,000    NJ Educational Facilities Authority
                 (Monmouth University)                                      5.800%    07/01/2022    $   2,089,560
-----------------------------------------------------------------------------------------------------------------
       25,000    NJ Educational Facilities Authority
                 (Richard Stockton College)                                 5.400     07/01/2021           25,761
-----------------------------------------------------------------------------------------------------------------
      250,000    NJ Educational Facilities Authority
                 (St. Peter's College)                                      5.500     07/01/2027          246,078
-----------------------------------------------------------------------------------------------------------------
    1,250,000    NJ Educational Facilities Authority
                 (Stevens Institute of Technology) 1                        5.250     07/01/2032        1,304,650
-----------------------------------------------------------------------------------------------------------------
       20,000    NJ Educational Facilities Authority
                 (University of Medicine & Dentistry)                       5.250     12/01/2015           20,349
-----------------------------------------------------------------------------------------------------------------
       75,000    NJ Educational Facilities Authority
                 (University of Medicine & Dentistry)                       5.250     12/01/2021           76,281
-----------------------------------------------------------------------------------------------------------------
      100,000    NJ Educational Facilities Authority
                 (University of Medicine & Dentistry)                       5.250     12/01/2025          101,692
-----------------------------------------------------------------------------------------------------------------
       10,000    NJ Health Care Facilities Financing Authority
                 (Allegany Health System Obligated Group)                   5.200     07/01/2018           10,526
-----------------------------------------------------------------------------------------------------------------
       65,000    NJ Health Care Facilities Financing Authority
                 (Atlantic Health Systems Hospital Corp.)                   5.375     07/01/2019           68,812
-----------------------------------------------------------------------------------------------------------------
      475,000    NJ Health Care Facilities Financing Authority
                 (Avalon at Hillsborough)                                   6.150     07/01/2020          479,513
-----------------------------------------------------------------------------------------------------------------
      750,000    NJ Health Care Facilities Financing Authority
                 (Avalon at Hillsborough)                                   6.375     07/01/2025          754,718
-----------------------------------------------------------------------------------------------------------------
      500,000    NJ Health Care Facilities Financing Authority
                 (Avalon at Hillsborough)                                   6.625     07/01/2035          504,585
-----------------------------------------------------------------------------------------------------------------
       85,000    NJ Health Care Facilities Financing Authority
                 (Bayonne Hospital)                                         6.250     07/01/2012           85,277
-----------------------------------------------------------------------------------------------------------------
       10,000    NJ Health Care Facilities Financing Authority
                 (Burdette Tomlin Memorial Hospital)                        6.500     07/01/2012           10,373
-----------------------------------------------------------------------------------------------------------------
    2,000,000    NJ Health Care Facilities Financing Authority
                 (Englewood Hospital & Medical Center) RITES 3             11.988 4   08/01/2025        2,630,040
-----------------------------------------------------------------------------------------------------------------
       15,000    NJ Health Care Facilities Financing Authority
                 (Holy Name Hospital)                                       6.000     07/01/2025           15,645
-----------------------------------------------------------------------------------------------------------------
       25,000    NJ Health Care Facilities Financing Authority
                 (ONP/MHC Obligated Group)                                  5.375     07/01/2024           26,794
-----------------------------------------------------------------------------------------------------------------
       55,000    NJ Health Care Facilities Financing Authority
                 (Palisades Medical Center)                                 5.250     07/01/2028           55,927
-----------------------------------------------------------------------------------------------------------------
    2,000,000    NJ Health Care Facilities Financing Authority
                 (Raritan Bay Medical Center)                               7.250     07/01/2014        2,112,100
-----------------------------------------------------------------------------------------------------------------
    8,000,000    NJ Health Care Facilities Financing Authority
                 (RWJ University Hospital)                                  5.000     07/01/2035        8,336,560
-----------------------------------------------------------------------------------------------------------------
    1,000,000    NJ Health Care Facilities Financing Authority
                 (RWJ University Hospital)                                  5.750     07/01/2025        1,080,000
-----------------------------------------------------------------------------------------------------------------
       20,000    NJ Health Care Facilities Financing Authority
                 (Society of the Valley Hospital)                           5.500     07/01/2020           21,587


                   23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                               VALUE
       AMOUNT                                                              COUPON       MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$      20,000    NJ Health Care Facilities Financing Authority
                 (South Jersey Hospital System)                             6.000%    07/01/2032    $      21,453
-----------------------------------------------------------------------------------------------------------------
      200,000    NJ Health Care Facilities Financing Authority
                 (St. Joseph's Hospital & Medical Center)                   5.750     07/01/2016          208,486
-----------------------------------------------------------------------------------------------------------------
      750,000    NJ Health Care Facilities Financing Authority
                 (St. Joseph's Hospital & Medical Center)                   6.000     07/01/2026          784,890
-----------------------------------------------------------------------------------------------------------------
       95,000    NJ Health Care Facilities Financing Authority
                 (St. Peter's Hospital)                                     5.000     07/01/2021           95,636
-----------------------------------------------------------------------------------------------------------------
       45,000    NJ HFA                                                     5.375     11/01/2008           45,065
-----------------------------------------------------------------------------------------------------------------
       10,000    NJ HFA                                                     5.700     11/01/2005           10,019
-----------------------------------------------------------------------------------------------------------------
       50,000    NJ Higher Education Assistance Authority
                 (Student Loan Program)                                     5.800     06/01/2016           51,508
-----------------------------------------------------------------------------------------------------------------
       10,000    NJ Higher Education Assistance Authority
                 (Student Loan Program)                                     6.125     07/01/2015           10,129
-----------------------------------------------------------------------------------------------------------------
       80,000    NJ Hsg. & Mortgage Finance Agency (Multifamily)            5.400     11/01/2028           83,212
-----------------------------------------------------------------------------------------------------------------
      200,000    NJ Hsg. & Mortgage Finance Agency, Series A                5.550     05/01/2027          211,200
-----------------------------------------------------------------------------------------------------------------
       45,000    NJ Hsg. & Mortgage Finance Agency, Series A                5.650     05/01/2040           47,606
-----------------------------------------------------------------------------------------------------------------
    1,000,000    NJ Hsg. & Mortgage Finance Agency, Series A                6.250     05/01/2028        1,030,180
-----------------------------------------------------------------------------------------------------------------
       30,000    NJ Hsg. & Mortgage Finance Agency, Series B                5.850     11/01/2012           32,074
-----------------------------------------------------------------------------------------------------------------
      100,000    NJ Hsg. & Mortgage Finance Agency, Series E1               5.750     05/01/2025          105,226
-----------------------------------------------------------------------------------------------------------------
    5,230,000    NJ Hsg. & Mortgage Finance Agency, Series M                4.875     10/01/2026        5,375,917
-----------------------------------------------------------------------------------------------------------------
    1,000,000    NJ Hsg. & Mortgage Finance Agency, Series M                5.000     10/01/2036        1,022,260
-----------------------------------------------------------------------------------------------------------------
       35,000    NJ Hsg. & Mortgage Finance Agency, Series N                5.900     10/01/2012           35,672
-----------------------------------------------------------------------------------------------------------------
       10,000    NJ Hsg. & Mortgage Finance Agency, Series S                5.950     10/01/2017           10,332
-----------------------------------------------------------------------------------------------------------------
       75,000    NJ Hsg. & Mortgage Finance Agency, Series T                5.600     04/01/2017           78,261
-----------------------------------------------------------------------------------------------------------------
    1,135,000    NJ Hsg. & Mortgage Finance Agency, Series U                5.750     04/01/2018        1,176,677
-----------------------------------------------------------------------------------------------------------------
       10,000    NJ Hsg. & Mortgage Finance Agency, Series V                5.250     04/01/2026           10,314
-----------------------------------------------------------------------------------------------------------------
      175,000    NJ Sports & Exposition Authority, Series A                 5.200     01/01/2020          175,306
-----------------------------------------------------------------------------------------------------------------
      480,000    NJ Sports & Exposition Authority, Series A                 5.200     01/01/2024          480,840
-----------------------------------------------------------------------------------------------------------------
      300,000    NJ Tobacco Settlement Financing Corp. (TASC)               5.375     06/01/2018          311,085
-----------------------------------------------------------------------------------------------------------------
   12,635,000    NJ Tobacco Settlement Financing Corp. (TASC)               5.750     06/01/2032       13,338,138
-----------------------------------------------------------------------------------------------------------------
    7,965,000    NJ Tobacco Settlement Financing Corp. (TASC)               6.000     06/01/2037        8,586,748
-----------------------------------------------------------------------------------------------------------------
   14,700,000    NJ Tobacco Settlement Financing Corp. (TASC)               6.125     06/01/2042       15,894,081
-----------------------------------------------------------------------------------------------------------------
    3,860,000    NJ Tobacco Settlement Financing Corp. (TASC)               6.250     06/01/2043        4,463,125
-----------------------------------------------------------------------------------------------------------------
    1,005,000    NJ Tobacco Settlement Financing Corp. (TASC)               6.375     06/01/2032        1,170,433
-----------------------------------------------------------------------------------------------------------------
   10,180,000    NJ Tobacco Settlement Financing Corp. (TASC)               6.750     06/01/2039       12,031,335
-----------------------------------------------------------------------------------------------------------------
      295,000    NJ Tobacco Settlement Financing Corp. (TASC)               7.000     06/01/2041          357,012
-----------------------------------------------------------------------------------------------------------------
      800,000    NJ Tobacco Settlement Financing Corp. Fixed Receipts       6.125     06/01/2042          864,984
-----------------------------------------------------------------------------------------------------------------
    9,600,000    NJ Tobacco Settlement Financing Corp. RITES 1,3            8.602 4   06/01/2042       11,159,616
-----------------------------------------------------------------------------------------------------------------
    2,500,000    NJ Transit Corp. ROLs, Series 15 3                         9.800 4   09/15/2014        3,053,325
-----------------------------------------------------------------------------------------------------------------
    4,000,000    NJ University of Medicine & Dentistry 1                    5.000     06/15/2036        4,192,000


                   24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

    PRINCIPAL                                                                                               VALUE
       AMOUNT                                                              COUPON       MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$   4,935,000    North Hudson Sewage Authority 1                            5.125%    08/01/2022    $   5,078,806
-----------------------------------------------------------------------------------------------------------------
    2,500,000    Port Authority NY/NJ (KIAC)                                6.750     10/01/2011        2,640,700
-----------------------------------------------------------------------------------------------------------------
    1,710,000    Port Authority NY/NJ (KIAC)                                6.750     10/01/2019        1,802,733
-----------------------------------------------------------------------------------------------------------------
      370,000    Port Authority NY/NJ, 106th Series                         6.000     07/01/2016          383,834
-----------------------------------------------------------------------------------------------------------------
       25,000    Port Authority NY/NJ, 119th Series                         5.500     09/15/2017           25,861
-----------------------------------------------------------------------------------------------------------------
    1,000,000    Port Authority NY/NJ, 135th Series                         5.000     03/15/2039        1,052,750
-----------------------------------------------------------------------------------------------------------------
    2,635,000    Port Authority NY/NJ, 140th Series 1                       5.000     12/01/2034        2,799,977
-----------------------------------------------------------------------------------------------------------------
    2,305,000    Port Authority NY/NJ, 238th Series ROLs 3                 13.419 4   12/15/2032        2,859,583
-----------------------------------------------------------------------------------------------------------------
       75,000    Readington-Lebanon Sewage Authority                        5.250     01/01/2013           75,533
-----------------------------------------------------------------------------------------------------------------
       20,000    Riverside Township GO                                      5.450     12/01/2010           20,028
-----------------------------------------------------------------------------------------------------------------
      115,000    Salem County Industrial Pollution Control Financing
                 Authority (Atlantic City Electric Company)                 5.600     11/01/2025          115,428
-----------------------------------------------------------------------------------------------------------------
      555,000    Salem County Industrial Pollution Control Financing
                 Authority (E.I. Dupont De Nemours)                         6.125     07/15/2022          561,704
-----------------------------------------------------------------------------------------------------------------
      505,000    Salem County Industrial Pollution Control Financing
                 Authority (E.I. Dupont De Nemours) 1                       6.500     11/15/2021          516,570
-----------------------------------------------------------------------------------------------------------------
      420,000    Salem County Industrial Pollution Control Financing
                 Authority (Public Service Electric & Gas)                  5.200     03/01/2025          420,315
-----------------------------------------------------------------------------------------------------------------
    1,260,000    Salem County Industrial Pollution Control Financing
                 Authority (Public Service Electric & Gas)                  5.450     02/01/2032        1,267,497
-----------------------------------------------------------------------------------------------------------------
    1,120,000    Salem County Industrial Pollution Control Financing
                 Authority (Public Service Electric & Gas)                  5.750     04/01/2031        1,192,632
-----------------------------------------------------------------------------------------------------------------
      120,000    South Jersey Transit Authority
                 (The Raytheon Company)                                     6.150     01/01/2022          123,742
-----------------------------------------------------------------------------------------------------------------
       35,000    Union County Utilities Authority
                 (Ogden Martin Systems of Union)                            5.000     06/01/2023           35,857
-----------------------------------------------------------------------------------------------------------------
       70,000    Union County Utilities Authority
                 (Ogden Martin Systems of Union)                            5.375     06/01/2018           73,498
-----------------------------------------------------------------------------------------------------------------
      100,000    Union County Utilities Authority
                 (Ogden Martin Systems of Union)                            5.375     06/01/2019          104,997
-----------------------------------------------------------------------------------------------------------------
       60,000    Union County Utilities Authority
                 (Ogden Martin Systems of Union)                            5.375     06/01/2020           62,998
-----------------------------------------------------------------------------------------------------------------
       10,000    Washington Township Municipal Utilities Authority          5.625     12/15/2014           10,206
-----------------------------------------------------------------------------------------------------------------
       45,000    Washington Township Municipal Utilities Authority          5.625     12/15/2019           45,912
                                                                                                    -------------
                                                                                                      291,186,895
-----------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--15.7%
    1,420,000    Northern Mariana Islands, Series A                         6.250     03/15/2028        1,481,955
-----------------------------------------------------------------------------------------------------------------
    5,000,000    Northern Mariana Islands, Series A                         6.750     10/01/2033        5,477,100
-----------------------------------------------------------------------------------------------------------------
      350,000    Puerto Rico Commonwealth GO                                5.000     07/01/2025          367,455
-----------------------------------------------------------------------------------------------------------------
       15,000    Puerto Rico Commonwealth GO                                5.000     07/01/2027           15,647
-----------------------------------------------------------------------------------------------------------------
      170,000    Puerto Rico Commonwealth GO                                5.125     07/01/2031          177,077
-----------------------------------------------------------------------------------------------------------------
    2,000,000    Puerto Rico Electric Power Authority, Series NN            5.125     07/01/2029        2,118,120


                   25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                               VALUE
       AMOUNT                                                              COUPON       MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$   9,750,000    Puerto Rico Infrastructure                                 5.000%    07/01/2041    $  10,181,633
------------------------------------------------------------------------------------------------------------------
      100,000    Puerto Rico ITEMECF (Ana G. Mendez University)             5.375     02/01/2019          103,368
------------------------------------------------------------------------------------------------------------------
      500,000    Puerto Rico ITEMECF (Ana G. Mendez University)             5.375     02/01/2029          514,710
------------------------------------------------------------------------------------------------------------------
    1,710,000    Puerto Rico ITEMECF (Cogeneration Facilities)              6.625     06/01/2026        1,855,624
------------------------------------------------------------------------------------------------------------------
      250,000    Puerto Rico ITEMECF
                 (SEAM/Hospital Espanol Auxillio Obligated Group)           6.250     07/01/2024          255,198
------------------------------------------------------------------------------------------------------------------
    1,000,000    Puerto Rico Municipal Finance Agency RITES 3               8.554 4   08/01/2015        1,226,740
------------------------------------------------------------------------------------------------------------------
    6,155,000    Puerto Rico Port Authority (American Airlines),
                 Series A                                                   6.250     06/01/2026        4,874,945
------------------------------------------------------------------------------------------------------------------
    1,790,000    Puerto Rico Port Authority (American Airlines),
                 Series A                                                   6.300     06/01/2023        1,448,880
------------------------------------------------------------------------------------------------------------------
       35,000    Puerto Rico Port Authority, Series D                       6.000     07/01/2021           35,045
------------------------------------------------------------------------------------------------------------------
    6,000,000    Puerto Rico Public Buildings Authority                     5.250     07/01/2029        6,446,100
------------------------------------------------------------------------------------------------------------------
    1,000,000    Puerto Rico Public Buildings Authority, Series D           5.125     07/01/2024        1,050,130
------------------------------------------------------------------------------------------------------------------
      935,000    Puerto Rico Public Buildings Authority, Series D           5.250     07/01/2036          990,707
------------------------------------------------------------------------------------------------------------------
      675,000    University of Puerto Rico, Series O                        5.375     06/01/2030          682,965
------------------------------------------------------------------------------------------------------------------
      150,000    University of V.I. , Series A                              5.250     12/01/2023          156,342
------------------------------------------------------------------------------------------------------------------
      210,000    University of V.I. , Series A                              5.375     06/01/2034          222,245
------------------------------------------------------------------------------------------------------------------
    1,000,000    University of V.I. , Series A                              6.000     12/01/2024        1,081,340
------------------------------------------------------------------------------------------------------------------
       40,000    University of V.I. , Series A                              6.250     12/01/2029           43,728
------------------------------------------------------------------------------------------------------------------
       60,000    V.I. Hsg. Finance Authority, Series A                      6.500     03/01/2025           61,139
------------------------------------------------------------------------------------------------------------------
    5,000,000    V.I. Public Finance Authority (Hovensa Coker) 1            6.500     07/01/2021        5,700,950
------------------------------------------------------------------------------------------------------------------
      525,000    V.I. Public Finance Authority, Series A                    6.125     10/01/2029          586,115
------------------------------------------------------------------------------------------------------------------
    1,515,000    V.I. Public Finance Authority, Series A                    6.375     10/01/2019        1,717,010
------------------------------------------------------------------------------------------------------------------
      300,000    V.I. Public Finance Authority, Series E                    5.875     10/01/2018          315,879
------------------------------------------------------------------------------------------------------------------
    2,500,000    V.I. Public Finance Authority, Series E                    6.000     10/01/2022        2,612,750
------------------------------------------------------------------------------------------------------------------
      290,000    V.I. Water & Power Authority                               5.300     07/01/2018          297,060
------------------------------------------------------------------------------------------------------------------
      175,000    V.I. Water & Power Authority                               5.300     07/01/2021          177,175
                                                                                                    --------------
                                                                                                       52,275,132

------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $321,944,991)--103.0%                                               343,462,027
------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(3.0)                                                          (10,103,783)
                                                                                                    --------------
NET ASSETS--100.0%                                                                                  $ 333,358,244
                                                                                                    ==============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Security has been segregated for collateral to cover borrowings. See Note 6 of Notes to Financial Statements.

2. When-issued security or forward commitment to be delivered and settled after July 31, 2005. See Note 1 of Notes to Financial Statements.

3. Illiquid security. The aggregate value of illiquid securities as of July 31, 2005 was $23,692,504, which represents 7.11% of the Fund's net assets. See Note 5 of Notes to Financial Statements.

4. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to Financial Statements.


                   26 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

EDA         Economic Development Authority

GO          General Obligation

HFA         Housing Finance Agency/Authority

ITEMECF     Industrial, Tourist, Educational, Medical and
            Environmental Community Facilities

MHC         Meridian Hospitals Corporation

NY/NJ       New York/New Jersey

ONP         Ocean Nursing Pavillion, Inc.

PCFA        Pollution Control Finance Authority

RITES       Residual Interest Tax Exempt Security

ROLs        Residual Option Longs

RWJ         Robert Wood Johnson

SEAM        Sociedad Espanola de Auxilio Mutuo

TASC        Tobacco Settlement Asset-Backed Bonds

V.I.        United States Virgin Islands

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS  July 31, 2005 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                       VALUE   PERCENT
-------------------------------------------------------------------------------
Tobacco Settlement Payments                             $ 68,176,557      19.8%
Higher Education                                          29,764,749       8.7
Municipal Leases                                          23,385,201       6.8
Sales Tax Revenue                                         22,946,679       6.7
Airlines                                                  21,041,988       6.1
Adult Living Facilities                                   19,855,115       5.8
Hospital/Health Care                                      18,453,230       5.4
Marine/Aviation Facilities                                15,379,783       4.5
Electric Utilities                                        14,731,046       4.3
Pollution Control                                         13,994,388       4.1
General Obligation                                        13,909,779       4.0
Hotels, Restaurants & Leisure                             13,291,003       3.9
Special Tax                                               13,081,758       3.8
Water Utilities                                            9,755,686       2.8
Single Family Housing                                      7,770,572       2.3
Education                                                  6,962,514       2.0
Manufacturing, Non-Durable Goods                           6,386,890       1.9
Gas Utilities                                              5,398,581       1.6
Sewer Utilities                                            5,159,349       1.5
Resource Recovery                                          5,138,912       1.5
Manufacturing, Durable Goods                               4,314,465       1.2
Multifamily Housing                                        3,165,335       0.9
Student Loans                                                711,631       0.2
Sports Facility Revenue                                      656,146       0.2
Highways/Railways                                             30,670       0.0
                                                        -----------------------
Total                                                   $343,462,027     100.0%
                                                        =======================


                   27 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF RATINGS  July 31, 2005 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY RATINGS CATEGORY, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

RATINGS                                                                PERCENT
-------------------------------------------------------------------------------
AAA                                                                       22.2%
AA                                                                         7.8
A                                                                          8.4
BBB                                                                       47.4
BB                                                                         2.4
B                                                                          4.2
CCC                                                                        1.9
Not Rated                                                                  5.7
                                                                         ------
Total                                                                    100.0%
                                                                         ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   28 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------
Investments, at value (cost $321,944,991)--see accompanying
statement of investments                                                          $  343,462,027
-------------------------------------------------------------------------------------------------
Cash                                                                                     497,650
-------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                     4,815,295
Interest                                                                               4,156,504
Investments sold                                                                       2,573,134
Other                                                                                      7,149
                                                                                  ---------------
Total assets                                                                         355,511,759

-------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable on borrowings (See Note 6)                                                    11,600,000
Investments purchased (including $9,514,815 purchased
on a when-issued basis or forward commitment)                                          9,622,611
Shares of beneficial interest redeemed                                                   537,258
Dividends                                                                                239,155
Distribution and service plan fees                                                        39,877
Trustees' compensation                                                                    23,760
Shareholder communications                                                                21,109
Interest expense                                                                          20,029
Transfer and shareholder servicing agent fees                                             12,709
Other                                                                                     37,007
                                                                                  ---------------
Total liabilities                                                                     22,153,515

-------------------------------------------------------------------------------------------------
NET ASSETS                                                                        $  333,358,244
                                                                                  ===============

-------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------
Paid-in capital                                                                   $  315,562,806
-------------------------------------------------------------------------------------------------
Accumulated net investment income                                                        511,303
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                          (4,232,901)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                            21,517,036
                                                                                  ---------------
NET ASSETS                                                                        $  333,358,244
                                                                                  ===============


                   29 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$200,831,374 and 16,688,424 shares of beneficial interest outstanding)                  $  12.03
Maximum offering price per share (net asset value plus sales charge of 4.75% of
offering price)                                                                         $  12.63
------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $62,399,331
and 5,178,990 shares of beneficial interest outstanding)                                $  12.05
------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $70,127,539
and 5,823,259 shares of beneficial interest outstanding)                                $  12.04

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------
Interest                                                                          $   14,159,128

-------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------
Management fees                                                                        1,363,857
-------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                  194,249
Class B                                                                                  509,751
Class C                                                                                  365,028
-------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                   63,055
Class B                                                                                   31,670
Class C                                                                                   20,754
-------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                    5,194
Class B                                                                                    6,271
Class C                                                                                    5,284
-------------------------------------------------------------------------------------------------
Interest expense                                                                         189,885
-------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                               11,612
-------------------------------------------------------------------------------------------------
Trustees' compensation                                                                     8,368
-------------------------------------------------------------------------------------------------
Other                                                                                     72,096
                                                                                  ---------------
Total expenses                                                                         2,847,074
Less reduction to custodian expenses                                                      (4,395)
Less waivers and reimbursements of expenses                                             (460,889)
                                                                                  ---------------
Net expenses                                                                           2,381,790

-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                 11,777,338

-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
-------------------------------------------------------------------------------------------------
Net realized gain on investments                                                         359,429
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                  25,172,214

-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $   37,308,981
                                                                                  ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   31 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                    2005             2004
-------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                         $  11,777,338    $   8,903,069
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            359,429         (115,750)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                             25,172,214        1,690,070
                                                                              -------------------------------
Net increase in net assets resulting from operations                             37,308,981       10,477,389

-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                          (7,660,240)      (4,669,052)
Class B                                                                          (2,857,475)      (2,635,363)
Class C                                                                          (1,998,017)      (1,060,217)

-------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          92,338,986       31,512,135
Class B                                                                           4,822,489        3,381,161
Class C                                                                          42,066,514        5,810,614

-------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total increase                                                                  164,021,238       42,816,667
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                             169,337,006      126,520,339
                                                                              -------------------------------
End of period (including accumulated net investment income
of $511,303 and $1,249,697, respectively)                                     $ 333,358,244    $ 169,337,006
                                                                              ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   32 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED JULY 31,                            2005          2004          2003           2002           2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    10.76     $   10.51     $   10.99    $     10.89     $    10.36
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .62 1         .67           .67            .53            .55
Net realized and unrealized gain (loss)                    1.32           .23          (.52)           .08            .51
                                                     -----------------------------------------------------------------------
Total from investment operations                           1.94           .90           .15            .61           1.06
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.67)         (.65)         (.63)          (.51)          (.53)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    12.03     $   10.76     $   10.51    $     10.99     $    10.89
                                                     =======================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        18.46%         8.63%         1.21%          5.79%         10.42%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $  200,831     $  94,214     $  61,825    $    47,305     $   39,185
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  133,634     $  78,828     $  54,811    $    42,809     $   35,710
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      5.41%         6.28%         6.24%          4.88%          5.08%
Total expenses                                             0.91%         0.98%         1.02%          0.84%          0.87%
Expenses after payments and waivers and
reduction to custodian expenses                            0.71%         0.78%         0.82%          0.63% 4        0.67% 4
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       8%           25%           93%            26%            27%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   33 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED JULY 31,                            2005          2004          2003           2002           2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    10.78     $   10.52     $   11.00    $     10.90     $    10.37
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .54 1         .60           .59            .45            .47
Net realized and unrealized gain (loss)                    1.31           .23          (.53)           .08            .51
                                                     -----------------------------------------------------------------------
Total from investment operations                           1.85           .83           .06            .53            .98
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.58)         (.57)         (.54)          (.43)          (.45)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    12.05     $   10.78     $   10.52    $     11.00     $    10.90
                                                     =======================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        17.53%         7.92%         0.46%          4.99%          9.58%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $   62,399     $  51,329     $  46,912    $    43,888     $   39,164
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $   56,755     $  50,920     $  45,226    $    41,532     $   36,447
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.74%         5.54%         5.46%          4.12%          4.34%
Total expenses                                             1.68%         1.73%         1.78%          1.60%          1.62%
Expenses after payments and waivers and
reduction to custodian expenses                            1.48%         1.53%         1.58%          1.39% 4        1.42% 4
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       8%           25%           93%            26%            27%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   34 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS C     YEAR ENDED JULY 31,                            2005          2004          2003           2002           2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    10.77     $   10.51     $   10.99    $     10.89     $    10.36
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .53 1         .59           .59            .44            .47
Net realized and unrealized gain (loss)                    1.32           .24          (.53)           .09            .51
                                                     -----------------------------------------------------------------------
Total from investment operations                           1.85           .83           .06            .53            .98
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.58)         (.57)         (.54)          (.43)          (.45)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    12.04     $   10.77     $   10.51    $     10.99     $    10.89
                                                     =======================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        17.54%         7.91%         0.45%          4.99%          9.59%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $   70,128     $  23,795     $  17,784    $    12,664     $    8,622
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $   40,717     $  20,470     $  16,770    $     9,831     $    7,301
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.57%         5.53%         5.49%          4.10%          4.33%
Total expenses                                             1.67%         1.73%         1.78%          1.60%          1.62%
Expenses after payments and waivers and
reduction to custodian expenses                            1.47%         1.53%         1.58%          1.39% 4        1.42% 4
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       8%           25%           93%            26%            27%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   35 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose


                   36 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2005, the Fund had purchased $9,514,815 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $23,692,504 as of July 31, 2005, which represents 6.66% of the Fund's total assets.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments


                   37 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                       NET UNREALIZED
                                                                         APPRECIATION
                                                                     BASED ON COST OF
                                                                       SECURITIES AND
        UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED       OTHER INVESTMENTS
        NET INVESTMENT       LONG-TERM                   LOSS      FOR FEDERAL INCOME
        INCOME                    GAIN     CARRYFORWARD 1,2,3            TAX PURPOSES
        -----------------------------------------------------------------------------
        $ 773,927                 $ --          $   4,232,904         $    21,517,036

1. As of July 31, 2005, the Fund had $4,232,904 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2005, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              ----------------------
                              2009      $  2,565,622
                              2010         1,551,532
                              2012           115,750
                                        ------------
                              Total     $  4,232,904
                                        ============

2. During the fiscal year ended July 31, 2005, the Fund utilized $359,429 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended July 31, 2004, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2005 and July 31, 2004 was as follows:

                                       YEAR ENDED      YEAR ENDED
                                    JULY 31, 2005   JULY 31, 2004
        ---------------------------------------------------------
        Distributions paid from:
        Exempt-interest dividends     $12,515,732      $8,364,632

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2005 are noted below. The primary difference between book


                   38 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities         $ 321,944,991
                                                 ==============
          Gross unrealized appreciation          $  21,750,748
          Gross unrealized depreciation               (233,712)
                                                 --------------
          Net unrealized appreciation            $  21,517,036
                                                 ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2005, the Fund's projected benefit obligations were increased by $3,442 and payments of $1,383 were made to retired trustees, resulting in an accumulated liability of $18,322 as of July 31, 2005.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.


                   39 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED JULY 31, 2005          YEAR ENDED JULY 31, 2004
                                  SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------
CLASS A
Sold                           9,080,461    $ 105,520,260        4,157,479    $  45,439,740
Dividends and/or
distributions reinvested         376,131        4,339,946          237,670        2,588,895
Redeemed                      (1,520,910)     (17,521,220)      (1,526,995)     (16,516,500)
                              --------------------------------------------------------------
Net increase                   7,935,682    $  92,338,986        2,868,154    $  31,512,135
                              ==============================================================

--------------------------------------------------------------------------------------------
CLASS B
Sold                           1,585,776    $  18,264,106        1,428,513    $  15,622,837
Dividends and/or
distributions reinvested         142,260        1,635,223          142,239        1,552,924
Redeemed                      (1,312,398)     (15,076,840)      (1,267,677)     (13,794,600)
                              --------------------------------------------------------------
Net increase                     415,638    $   4,822,489          303,075    $   3,381,161
                              ==============================================================

--------------------------------------------------------------------------------------------
CLASS C
Sold                           3,958,354    $  46,014,401        1,043,074    $  11,511,732
Dividends and/or
distributions reinvested          90,223        1,044,143           54,414          593,732
Redeemed                        (434,529)      (4,992,030)        (579,840)      (6,294,850)
                              --------------------------------------------------------------
Net increase                   3,614,048    $  42,066,514          517,648    $   5,810,614
                              ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2005, were as follows:

                                   PURCHASES        SALES
      ---------------------------------------------------
      Investment securities     $138,913,934  $15,836,894


                   40 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at annual rate of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2005, the Fund paid $110,665 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares. The Distributor also receives a service fee of up to 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2005 for Class B and Class C shares were $2,170,424 and $925,040, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and


                   41 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                       CLASS A         CLASS B          CLASS C
                       CLASS A      CONTINGENT      CONTINGENT       CONTINGENT
                     FRONT-END        DEFERRED        DEFERRED         DEFERRED
                 SALES CHARGES   SALES CHARGES   SALES CHARGES    SALES CHARGES
                   RETAINED BY     RETAINED BY     RETAINED BY      RETAINED BY
YEAR ENDED         DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR      DISTRIBUTOR
-------------------------------------------------------------------------------
July 31, 2005         $321,354            $250        $133,731          $40,746

-------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily agreed to waive a portion of its management fee so the management fees will not exceed 0.40% of average annual net assets for each class of shares. During the year ended July 31, 2005, the Manager waived $460,889 of its management fees. This voluntary undertaking is expected to remain in effect indefinitely, however it may be amended or withdrawn by the Manager at anytime without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2005, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Until terminated on January 21, 2005, the Fund had entered into an agreement which enabled it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permitted borrowings up to $540 million, collectively. Interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.

      Effective January 21, 2005 the Fund entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to


                   42 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $800 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (3.3439% as of July 31, 2005). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $800 million facility size.

      For the year ended July 31, 2005, the average daily loan balance was $6,950,411 at an average daily interest rate of 2.738%. The Fund had borrowings outstanding of $11,600,000 at July 31, 2005 at an interest rate of 3.3439%. The Fund had gross borrowings and gross loan repayments of $105,200,000 and $111,900,000, respectively, during the year ended July 31, 2005. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2005 was $19,400,000. The Fund paid $13,546 in fees and $172,012 in interest during the year ended July 31, 2005.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005, and amended on March 4, 2005, consolidates into a single action and amends six individual previously filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                   43 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MULTI-STATE MUNICIPAL
TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 13, 2005


                   44 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the year ended July 31, 2005 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   45 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied and the SEC's Public Reference Room in Washington D.C and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   46 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's advisory agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for this purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      NATURE AND EXTENT OF SERVICES. In considering the renewal of the Fund's advisory agreement for the current year, the Board evaluated the nature and extent of the services provided by the Manager and its affiliates. The Manager provides the Fund with office space, facilities and equipment; administrative, accounting, clerical, legal and compliance personnel; securities trading services; oversight of third party service providers and the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that were available to the Fund. The Board noted that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services and information the Board received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. The Board members also considered their experiences as directors or trustees of the Fund and other funds advised by the Manager. The Board received and reviewed information regarding the quality of services provided by affiliates of the Manager, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. The Board was aware that there are alternatives to retaining the Manager.

      PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Ronald H. Fielding and the Manager's Rochester Division investment team and analysts. A portfolio management team comprised of Ronald H. Fielding and other investment professionals selected from the Manager's Rochester Division manages the Fund. This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Fielding has had over 27 years of experience managing municipal bond/tax-exempt investments, is a Senior Vice President of the


                   47 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

Manager since January 1996 and is a Vice President of the Fund. Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

      The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other New Jersey municipal debt funds advised by other investment advisers. The Board also receives and reviews comparative performance information regarding the Fund and other funds at each Board meeting. The Board considered that the Fund's one-year, three-year, and five-year performance were better than its peer group average, however its ten-year performance was slightly below its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board also reviewed information, including comparative information, regarding the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other New Jersey municipal debt funds and other funds with comparable asset levels and distribution features. The Manager has voluntarily agreed to waive a portion of its management fee so that it would not exceed 0.40% of average annual net assets for each class of shares. The Manager may amend or withdraw that waiver at any time. The Board considered that the Fund's contractual management fees are higher than its peer group average. However the Fund's actual management fees and its total expenses are lower than its peer group average. In addition, the Board evaluated the comparability of the fees charged and the services provided to the Fund to the fees charged and services provided to other types of entities advised by the Manager.

      PROFITABILITY OF THE MANAGER AND AFFILIATES. The Board also reviewed information regarding the cost of services provided by the Manager and its affiliates and the Manager's profitability. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board considered that the Fund has recently experienced significant asset growth and


                   48 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND that, based on current asset levels, the Fund is not yet approaching its last management fee breakpoint.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the advisory agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreement, including the management fee, in light of all of the surrounding circumstances.


                   49 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD
FUND, LENGTH OF SERVICE, AGE         BY TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE
INDEPENDENT                          THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                             CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIG-
                                     NATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                  Director of American Commercial Lines (barge company) (since January 2005);
Chairman of the Board                Attorney at Hogan & Hartson (law firm) (since June 1993); Director of Danielson
of Trustees (since 2003);            Holding Corp. (waste-to-energy company) (since 2002); Director of Weyer-
Trustee (since 1993)                 haeuser Corp. (1999-April 2004); Director of Caterpillar, Inc. (1993-December
Age: 74                              2002); Director of ConAgra Foods (1993-2001); Director of Texas Instruments
                                     (1993-2001); Director of FMC Corporation (1993-2001). Oversees 24 portfolios in the
                                     OppenheimerFunds complex.

MATTHEW P. FINK,                     Trustee of the Committee for Economic Development (policy research foundation)
Trustee (since 2005)                 (since 2005); Director of ICI Education Foundation (education) (since October 1991);
Age: 64                              President of the Investment Company Institute (trade association) (1991-2004);
                                     Director of ICI Mutual Insurance Company (insurance) (1991-2004). Oversees 24 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                     A trustee or director of other Oppenheimer funds. Oversees 34 portfolios in the
Trustee (since 1993)                 OppenheimerFunds complex.
Age: 71

PHILLIP A. GRIFFITHS,                Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001);
Trustee (since 1999)                 Trustee of Woodward Academy (since 1983); Senior Advisor of The Andrew W. Mellon
Age: 66                              Foundation (since 2001); Member of the National Academy of Sciences (since 1979);
                                     Member of the American Philosophical Society (since 1996); Council on Foreign
                                     Relations (since 2002); Director of the Institute for Advanced Study (1991-2004);
                                     Director of Bankers Trust New York Corporation (1994-1999). Oversees 24 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                      Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)                 1998); and Senior Vice President and General Auditor of American Express
Age: 62                              Company (financial services company) (July 1998-February 2003). Oversees
                                     24 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                      Director Columbia Equity Financial Corp. (privately-held financial adviser) (since
Trustee (since 2002)                 2002); Managing Director of Carmona Motley, Inc. (privately-held financial adviser)
Age: 53                              (since January 2002); Managing Director of Carmona Motley Hoffman Inc.
                                     (privately-held financial adviser) (January 1998-December 2001). Oversees 24 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,                  Director of Dominion Resources, Inc. (electric utility holding company) (since
Trustee (since 1989)                 February 1972); Former Director of Prime Retail, Inc. (real estate investment
Age: 78                              trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumber-
                                     mens Mutual Casualty Company, American Motorists Insurance Company and
                                     American Manufacturers Mutual Insurance Company; Former President and
                                     Chief Executive Officer of The Conference Board, Inc. (international economic and business research). Oversees 24 portfolios in the OppenheimerFunds complex.


                   50 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

RUSSELL S. REYNOLDS, JR.,            Chairman of The Directorship Search Group, Inc. (corporate governance consult-
Trustee (since 1989)                 ing and executive recruiting) (since 1993); Life Trustee of International House
Age: 73                              (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich. Oversees 24 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,*                   Director of the following medical device companies: Medintec (since 1992) and
Trustee (since 2005)                 Cathco (since 1996); Director of Lakes Environmental Association (since 1996);
Age: 64                              Member of the Investment Committee of the Associated Jewish Charities
                                     of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-
                                     December 2001). Oversees 39 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,*                      President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)                 company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
Age: 57                              Company, Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999); Managing Member of
                                     Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999);
                                     and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 39 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                   THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                          FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES AS TRUSTEE FOR AN INDEFINITE
                                     TERM AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                      Chairman, Chief Executive Officer and Director (since June 2001) and President
President and Trustee,               (since September 2000) of the Manager; President and Director or Trustee of other
(2001-2004) and since 2005           Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC")
Age: 56                              (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc.
                                     (holding company subsidiary of the Manager) (since July 2001); Director of
                                     OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November
                                     2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder
                                     Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                     2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management,
                                     Inc., Centennial Asset Management Corporation, Trinity Investment Management
                                     Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView
                                     Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                                     President (since November 1, 2001) and Director (since July 2001) of Oppenheimer
                                     Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life
                                     Insurance Company (OAC's parent company) (since February 1997); Director of DLB
                                     Acquisition Corporation (holding company parent of Babson Capital Management LLC)
                                     (since June 1995); Member of the Investment Company Institute's Board of Governors
                                     (since October 3, 2003); Chief Operating Officer of the Manager (September 2000-June
                                     2001); President and Trustee of MML Series Investment Fund and MassMutual Select
                                     Funds (open-end investment companies) (November 1999-November 2001); Director of
                                     C.M. Life Insurance Company (September 1999-August 2000); President, Chief Executive
                                     Officer and Director of MML Bay State Life Insurance Company (September 1999-August
                                     2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank (wholly- owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees 67

*Elected as Trustee effective August 17, 2005.


                   51 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                      portfolios as a trustee or director and 20 additional portfolios as officer in the
Continued                            OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------------------
OFFICERS                             THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MR. ZACK, TWO
                                     WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008, FOR
                                     MR. WIXTED AND MR. VANDEHEY, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924, AND
                                     FOR MR. FIELDING, 350 LINDEN OAKS, ROCHESTER, NY 14625. EACH OFFICER SERVES FOR AN
                                     ANNUAL TERM OR UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

RONALD H. FIELDING,                  Senior Vice President of the Manager (since January 1996); Chairman of the
Vice President (since 2002)          Rochester Division of the Manager (since January 1996). An officer of 10 port-
Age: 56                              folios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                     Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal              the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial and Accounting             Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 1999)                 Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 45                              Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                     (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                     Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                     (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                     Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                                     1999),Centennial Asset Management Corporation (March 1999-October 2003) and
                                     OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                     Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                     1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                      Executive Vice President (since January 2004) and General Counsel (since March 2002)
Secretary (since 2001)               of the Manager; General Counsel and Director of the Distributor (since December
Age: 56                              2001); General Counsel of Centennial Asset Management Corporation (since December
                                     2001); Senior Vice President and General Counsel of HarbourView Asset Management
                                     Corporation (since December 2001); Secretary and General Counsel of OAC (since
                                     November 2001); Assistant Secretary (since September 1997) and Director (since
                                     November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                     President and Director of Oppenheimer Partnership Holdings, Inc. (since December
                                     2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001);
                                     Senior Vice President, General Counsel and Director of Shareholder Financial
                                     Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                     President, General Counsel and Director of OFI Private Investments, Inc. and OFI
                                     Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                     Program (since June 2003); Senior Vice President and General Counsel of OFI
                                     Institutional Asset Management, Inc. (since November 2001); Director of
                                     OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                     1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                     Associate General Counsel (May 1981-October 2001) of the Manager; Assistant
                                     Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                     Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                     OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of 87 portfolios in the OppenheimerFunds complex.


                   52 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

MARK S. VANDEHEY,                    Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and                   March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Chief Compliance Officer             Asset Management Corporation and Shareholder Services, Inc. (since June 1983).
(since 2004)                         Former Vice President and Director of Internal Audit of the Manager (1997-
Age: 54                              February 2004). An officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                   53 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN INDUSTRIES
--------------------------------------------------------------------------------
Tobacco Settlement Payments                                               23.8%
--------------------------------------------------------------------------------
Hospital/Health Care                                                      10.3
--------------------------------------------------------------------------------
Adult Living Facilities                                                    8.5
--------------------------------------------------------------------------------
Higher Education                                                           7.3
--------------------------------------------------------------------------------
Resource Recovery                                                          6.5
--------------------------------------------------------------------------------
Water Utilities                                                            5.7
--------------------------------------------------------------------------------
Not-for-Profit Organization                                                5.4
--------------------------------------------------------------------------------
Single Family Housing                                                      4.7
--------------------------------------------------------------------------------
Electric Utilities                                                         3.6
--------------------------------------------------------------------------------
Manufacturing, Durable Goods                                               3.3

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2005, and are based on total market value of investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

  AAA                   18.9%

  AA                     5.5

  A                      4.2

  BBB                   49.1

  BB                     5.5

  B                      4.1

  CCC                    1.6

  Not Rated             11.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2005, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
--------------------------------------------------------------------------------


                  10 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's distributions and share-price appreciation have combined to produce superior performance during this report period. As of July 31, 2005, the Fund's Class A shares generated 1-year total return of 15.43% without sales charge, and 9.95% with sales charge. By comparison, the Lehman Brothers Municipal Bond index produced a total return of 6.35%. 1 Yields generated by the Fund's holdings, representing a wide variety of credit qualities and industry sectors, generated over 40% of the Fund's total return for the period. Price appreciation in long-maturity bonds and in particular in the Fund's lower-rated and unrated holdings, and in its Master Settlement Agreement (MSA) bonds, accounted for the remainder or of the period's total return. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers. These bonds generated attractive yields and share price appreciation for shareholders during this period.

      Across the municipal bond market, the difference between yields on lower-rated and higher-rated municipals securities decreased, as the price of lower-rated municipal bonds rose more than that of high-grade bonds during this report period. However, these price movements resulted in the need for reductions in the Fund's monthly dividend. Starting in July 2005, the monthly dividend for Class A shares was reduced from $0.055 to $0.052 per share. Distributions for other share classes were adjusted accordingly. This reduction is not related to the Fund's net asset value, which has reflected an overall increase in the combined value of Fund holdings. Importantly, these dividend reductions do not result from any material defaults of bonds in the Fund's portfolio; the Fund's holdings have continued to make scheduled payments during this report period.

      Increasing prices in the Fund's lower-rated holdings, sometimes known as "credit-spread tightening," has been a significant driver of the Fund's total return. The Fund's net asset value increased in this period, largely through price appreciation in bonds that we had selected for their yield and structural characteristics. With generally higher prices of longer-term, lower-rated and non-rated municipal securities, the Fund has recently favored investing in higher-quality bonds. We believe that new municipal bond issues

1. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds. The index cannot be purchased directly by investors. Index performance is for illustrative purposes only and does not predict or depict the performance of a fund.


                  11 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

have offered fewer higher-yielding municipal bonds that possess what we consider to be a favorable balance of risk and reward for the Fund.

      The Fund's position in municipal inverse-floating rate securities also contributed to positive performance. These are highly-rated tax-exempt securities whose interest payments move inversely to short-term interest rates. We have sought to offset some of the interest-rate sensitivity of these bonds by also investing in premium-coupon, callable bonds whose market prices tend to exhibit little interest-rate sensitivity.

      A bond that detracted from performance during this report period was one issued to finance Covenant at South Hills, a continuing care retirement facility near Pittsburgh. Cost overruns and below-expected occupancy rates have resulted in a significant decrease in credit quality for this issue, all of which have been reflected in the bond's price. We continue to monitor this situation closely for developments that could impact the Fund and its shareholders. As of July 31, 2005, this issue represented less than 0.2% of Fund assets.

      As of July 31, 2005, tobacco bonds backed by the national Master Settlement Agreement ("MSA") accounted for 23.8% of investments, making it the Fund's largest single industry sector. MSA bond prices have increased significantly during this report period. Virginia MSA bonds issued in May 2005 were the first new tobacco bonds to be paid solely from tobacco settlement revenues since early 2003. Also during this report period, Westchester County, New York pre-refunded its MSA-backed bonds in June, and other municipalities announced plans to pre-refund many of their MSA-backed bonds, as well. In a pre-refunding, a new bond issue generates proceeds that are earmarked to pay off another previously-issued--but not yet callable--bond. When a municipal bond is pre-refunded, its price generally rises significantly. The market reacted favorably to the issuance of new MSA bonds, and prices of MSA-backed tobacco bonds rose as speculation of additional new issuance to refund outstanding, higher coupon MSA-backed bonds increased.

      Positive news on tobacco litigation has also buoyed MSA-backed bond prices. One significant event during this period was the ruling of a federal appeals court in Washington, D.C. that the U.S. government could not seek disgorgement of $280 billion in past profits from the tobacco industry under the Racketeer Influenced Corrupt Organizations Act ("RICO"). On February 4, 2005, in a 2-1 decision, the United States Court of Appeals for the District of Columbia held that, because the applicable RICO statute limits remedies to those that "prevent and restrain" future acts, disgorgement based on past profits is not a remedy available to the government. Investors viewed dismissal of this claim as good news, and MSA bond prices rose. On April 20, 2005, the United States Court of Appeals for the District of Columbia denied the Department


                  12 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND of Justice's request to reconsider the February decision. However, on July 18, 2005, the Government filed its petition for certiorari seeking further review on this issue by the United States Supreme Court.

      During final arguments in this case in June 2005, the U.S. government reduced its demand for damages from the tobacco industry to $14 billion--a significant reduction from the original claim for $280 billion. While the final decision in this case is still pending, developments during this report period have been positive for the tobacco industry and, by extension, for MSA bonds.

      Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Notwithstanding July's dividend change, we believe that the Fund's shareholders will continue to benefit from highly competitive yields despite current market conditions.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2005. In the case of Class A and Class B shares, performance is measured over a ten-year period. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                  13 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Pennsylvania Municipal Fund (Class A)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Value of Investment              Lehman Brothers
     Date           Yrs.          In Fund                 Municipal Bond Index

  12/31/1995                       9,525                         10,000
  03/31/1996                       9,425                          9,880
  06/30/1996                       9,482                          9,955
  07/31/1996(1)                    9,567                         10,045
  10/31/1996                       9,809                         10,298
  01/31/1997                       9,950                         10,463
  04/30/1997                       9,988                         10,505
  07/31/1997                      10,492                         11,075
  10/31/1997                      10,598                         11,173
  01/31/1998                      10,920                         11,520
  04/30/1998                      10,851                         11,482
  07/31/1998                      11,016                         11,739
  10/31/1998                      11,244                         12,069
  01/31/1999                      11,403                         12,286
  04/30/1999                      11,448                         12,280
  07/31/1999                      11,237                         12,077
  10/31/1999                      10,770                         11,855
  01/31/2000                      10,478                         11,840
  04/30/2000                      10,791                         12,167
  07/31/2000                      11,125                         12,597
  10/31/2000                      11,287                         12,864
  01/31/2001                      11,402                         13,413
  04/30/2001                      11,397                         13,429
  07/31/2001                      12,026                         13,867
  10/31/2001                      12,286                         14,215
  01/31/2002                      12,286                         14,204
  04/30/2002                      12,472                         14,369
  07/31/2002                      12,910                         14,797
  10/31/2002                      13,160                         15,050
  01/31/2003                      13,305                         15,264
  04/30/2003                      13,568                         15,589
  07/31/2003                      13,602                         15,331
  10/31/2003                      14,246                         15,819
  01/31/2004                      14,925                         16,209
  04/30/2004                      14,939                         16,007
  07/31/2004                      14,762                         16,218
  10/31/2004                      15,447                         16,774
  01/31/2005                      16,083                         16,996
  04/30/2005                      16,552                         17,098
  07/31/2005        9.59          17,040                         17,247

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/05

1-Year  9.95%   5-Year  7.85%   10-Year  6.08%

(1)   THE FUND'S FISCAL YEAR END CHANGED FROM 12/31 TO 7/31.


                  14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Pennsylvania Municipal Fund (Class B)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Value of Investment               Lehman Brothers
     Date           Yrs.         In Fund                  Municipal Bond Index

  12/31/1995                      10,000                         10,000
  03/31/1996                       9,876                          9,880
  06/30/1996                       9,917                          9,955
  07/31/1996(1)                   10,000                         10,045
  10/31/1996                      10,233                         10,298
  01/31/1997                      10,360                         10,463
  04/30/1997                      10,382                         10,505
  07/31/1997                      10,885                         11,075
  10/31/1997                      10,974                         11,173
  01/31/1998                      11,277                         11,520
  04/30/1998                      11,195                         11,482
  07/31/1998                      11,343                         11,739
  10/31/1998                      11,555                         12,069
  01/31/1999                      11,697                         12,286
  04/30/1999                      11,712                         12,280
  07/31/1999                      11,474                         12,077
  10/31/1999                      10,985                         11,855
  01/31/2000                      10,667                         11,840
  04/30/2000                      10,966                         12,167
  07/31/2000                      11,274                         12,597
  10/31/2000                      11,426                         12,864
  01/31/2001                      11,512                         13,413
  04/30/2001                      11,487                         13,429
  07/31/2001                      12,108                         13,867
  10/31/2001                      12,347                         14,215
  01/31/2002                      12,326                         14,204
  04/30/2002                      12,513                         14,369
  07/31/2002                      12,953                         14,797
  10/31/2002                      13,204                         15,050
  01/31/2003                      13,349                         15,264
  04/30/2003                      13,613                         15,589
  07/31/2003                      13,647                         15,331
  10/31/2003                      14,292                         15,819
  01/31/2004                      14,974                         16,209
  04/30/2004                      14,988                         16,007
  07/31/2004                      14,811                         16,218
  10/31/2004                      15,498                         16,774
  01/31/2005                      16,136                         16,996
  04/30/2005                      16,607                         17,098
  07/31/2005        9.59          17,097                         17,247

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/05

1-Year  9.56%   5-Year  7.81%   10-Year  6.12%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.

(1)   THE FUND'S FISCAL YEAR END CHANGED FROM 12/31 TO 7/31.


                  15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Pennsylvania Municipal Fund (Class C)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Value of Investment             Lehman Brothers
     Date                         In Fund                 Municipal Bond Index

  08/29/1995                      10,000                         10,000
  09/30/1995                      10,109                         10,063
  12/31/1995                      10,555                         10,479
  03/31/1996                      10,420                         10,353
  06/30/1996                      10,462                         10,432
  07/31/1996(1)                   10,539                         10,526
  10/31/1996                      10,794                         10,791
  01/31/1997                      10,917                         10,963
  04/30/1997                      10,939                         11,008
  07/31/1997                      11,470                         11,605
  10/31/1997                      11,564                         11,708
  01/31/1998                      11,893                         12,072
  04/30/1998                      11,796                         12,032
  07/31/1998                      11,952                         12,301
  10/31/1998                      12,177                         12,647
  01/31/1999                      12,336                         12,874
  04/30/1999                      12,352                         12,868
  07/31/1999                      12,101                         12,655
  10/31/1999                      11,576                         12,423
  01/31/2000                      11,250                         12,407
  04/30/2000                      11,555                         12,750
  07/31/2000                      11,890                         13,201
  10/31/2000                      12,040                         13,480
  01/31/2001                      12,140                         14,055
  04/30/2001                      12,113                         14,072
  07/31/2001                      12,757                         14,531
  10/31/2001                      13,008                         14,896
  01/31/2002                      12,983                         14,884
  04/30/2002                      13,156                         15,057
  07/31/2002                      13,593                         15,506
  10/31/2002                      13,818                         15,770
  01/31/2003                      13,954                         15,995
  04/30/2003                      14,205                         16,336
  07/31/2003                      14,213                         16,065
  10/31/2003                      14,857                         16,576
  01/31/2004                      15,537                         16,985
  04/30/2004                      15,510                         16,773
  07/31/2004                      15,309                         16,994
  10/31/2004                      15,977                         17,577
  01/31/2005                      16,603                         17,809
  04/30/2005                      17,069                         17,916
  07/31/2005        9.93          17,525                         18,073

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/05

1-Year  13.48%   5-Year  8.07%   Since Inception (8/29/95)  5.82%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.

(1)   THE FUND'S FISCAL YEAR END CHANGED FROM 12/31 TO 7/31.


                  16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------

TOTAL RETURNS AND THE ENDING ACCOUNT VALUES IN THE GRAPHS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

CLASS A shares of the Fund were first publicly offered on 9/18/89. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                  18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                               BEGINNING        ENDING          EXPENSES
                               ACCOUNT          ACCOUNT         PAID DURING
                               VALUE            VALUE           6 MONTHS ENDED
                               (2/1/05)         (7/31/05)       JULY 31, 2005
------------------------------------------------------------------------------
Class A Actual                 $1,000.00        $1,059.60       $4.20
------------------------------------------------------------------------------
Class A Hypothetical            1,000.00         1,020.73        4.12
------------------------------------------------------------------------------
Class B Actual                  1,000.00         1,056.40        8.14
------------------------------------------------------------------------------
Class B Hypothetical            1,000.00         1,016.91        7.98
------------------------------------------------------------------------------
Class C Actual                  1,000.00         1,055.60        8.13
------------------------------------------------------------------------------
Class C Hypothetical            1,000.00         1,016.91        7.98

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2005 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A           0.82%
---------------------------
Class B           1.59
---------------------------
Class C           1.59
--------------------------------------------------------------------------------


                  19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  JULY 31, 2005
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                  VALUE
      AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--102.5%
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--71.1%
$     20,000    Allegheny County Airport
                (Pittsburgh International Airport)                            5.250%    01/01/2016    $      20,836
-------------------------------------------------------------------------------------------------------------------
     130,000    Allegheny County HDA (Catholic Health East)                   5.375     11/15/2022          135,478
-------------------------------------------------------------------------------------------------------------------
   5,000,000    Allegheny County HDA (Jefferson Health Services)              5.875     05/01/2026        5,208,750
-------------------------------------------------------------------------------------------------------------------
   3,150,000    Allegheny County HDA (Ohio Valley General Hospital)           5.125     04/01/2035        3,209,220
-------------------------------------------------------------------------------------------------------------------
      35,000    Allegheny County HDA
                (Pittsburgh Mercy Health System)                              5.625     08/15/2026           36,382
-------------------------------------------------------------------------------------------------------------------
     165,000    Allegheny County HDA
                (Presbyterian University Health System)                       5.375     12/01/2025          169,302
-------------------------------------------------------------------------------------------------------------------
      30,000    Allegheny County HDA (Presbyterian University Hospital)       5.625     04/01/2027           31,637
-------------------------------------------------------------------------------------------------------------------
   1,500,000    Allegheny County HDA (The Covenant at South Hills)            8.625     02/01/2021          984,465
-------------------------------------------------------------------------------------------------------------------
     180,000    Allegheny County HDA (The Covenant at South Hills)            8.750     02/01/2031          117,652
-------------------------------------------------------------------------------------------------------------------
     100,000    Allegheny County HDA
                (University of Pittsburgh Medical Center)                     5.350     12/01/2017          102,711
-------------------------------------------------------------------------------------------------------------------
     420,000    Allegheny County HDA
                (West Penn Allegheny Health System)                           9.250     11/15/2015          507,478
-------------------------------------------------------------------------------------------------------------------
   1,625,000    Allegheny County HDA
                (West Penn Allegheny Health System)                           9.250     11/15/2022        1,960,660
-------------------------------------------------------------------------------------------------------------------
  12,640,000    Allegheny County HDA
                (West Penn Allegheny Health System)                           9.250     11/15/2030       15,192,648
-------------------------------------------------------------------------------------------------------------------
     350,000    Allegheny County HDA RITES 1                                 17.024 2   11/15/2030          561,708
-------------------------------------------------------------------------------------------------------------------
   1,900,000    Allegheny County HDA RITES 1                                 17.024 2   11/15/2030        3,049,272
-------------------------------------------------------------------------------------------------------------------
     300,000    Allegheny County HEBA (Carnegie Mellon University)            5.450     03/01/2027          300,558
-------------------------------------------------------------------------------------------------------------------
   2,020,000    Allegheny County HEBA (Chatham College) 3                     5.750     11/15/2028        2,140,594
-------------------------------------------------------------------------------------------------------------------
   7,965,000    Allegheny County HEBA (Chatham College)                       5.750     11/15/2035        8,415,421
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Allegheny County HEBA (Chatham College) 3                     5.850     03/01/2022        1,049,740
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Allegheny County HEBA (Chatham College) 3                     5.950     03/01/2032        1,040,490
-------------------------------------------------------------------------------------------------------------------
      20,000    Allegheny County HEBA (Robert Morris College)                 6.200     02/15/2010           20,623
-------------------------------------------------------------------------------------------------------------------
   2,310,000    Allegheny County HEBA (Robert Morris College)                 6.250     02/15/2026        2,387,270
-------------------------------------------------------------------------------------------------------------------
      60,000    Allegheny County HEBA (Thiel College)                         5.375     11/15/2029           61,479
-------------------------------------------------------------------------------------------------------------------
   1,775,000    Allegheny County IDA
                (Airport Special Facilities/U S Airways) 1,3,4,5              8.875     03/01/2021           35,323
-------------------------------------------------------------------------------------------------------------------
      10,000    Allegheny County IDA (Coltec Industries)                      7.250     06/01/2008            9,889
-------------------------------------------------------------------------------------------------------------------
   1,145,000    Allegheny County IDA (Residential Resources)                  5.700     09/01/2012        1,181,422
-------------------------------------------------------------------------------------------------------------------
   4,845,000    Allegheny County IDA (Residential Resources)                  6.600     09/01/2031        5,147,134
-------------------------------------------------------------------------------------------------------------------
      40,000    Allegheny County IDA (The Bradley Center)                     6.400     05/01/2010           40,061
-------------------------------------------------------------------------------------------------------------------
      10,000    Allegheny County IDA (USX Corp.)                              5.500     12/01/2029           10,390
-------------------------------------------------------------------------------------------------------------------
     235,000    Allegheny County IDA (USX Corp.)                              5.600     09/01/2030          245,599
-------------------------------------------------------------------------------------------------------------------
     105,000    Allegheny County IDA (USX Corp.)                              6.100     01/15/2018          110,603
-------------------------------------------------------------------------------------------------------------------
      10,000    Allegheny County IDA (USX Corp.)                              6.100     07/15/2020           10,534


                  20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

   PRINCIPAL                                                                                                  VALUE
      AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$  3,520,000    Allegheny County IDA (USX Corp.) 3                            6.700%    12/01/2020    $   3,580,720
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Allegheny County Redevel. Authority (Pittsburgh Mills)        5.100     07/01/2014        1,037,250
-------------------------------------------------------------------------------------------------------------------
   4,000,000    Allegheny County Redevel. Authority (Pittsburgh Mills)        5.600     07/01/2023        4,173,560
-------------------------------------------------------------------------------------------------------------------
      65,000    Allegheny County Redevel. Authority (Robinson Mall) 3         6.875     11/01/2017           68,772
-------------------------------------------------------------------------------------------------------------------
       5,000    Allegheny County Residential Finance Authority                5.625     11/01/2023            5,012
-------------------------------------------------------------------------------------------------------------------
      35,000    Allegheny County Residential Finance Authority                5.950     11/01/2024           36,994
-------------------------------------------------------------------------------------------------------------------
      10,000    Allegheny County Residential Finance Authority                6.250     11/01/2016           10,344
-------------------------------------------------------------------------------------------------------------------
   8,000,000    Allegheny County Residential Finance Authority                7.000     11/01/2017        8,588,960
-------------------------------------------------------------------------------------------------------------------
      65,000    Allegheny County Residential Finance Authority                7.100     05/01/2024           65,098
-------------------------------------------------------------------------------------------------------------------
     485,000    Allegheny County Residential Finance Authority
                (Single Family)                                               5.150     11/01/2016          502,441
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Allegheny County Sanitation Authority                         5.000     12/01/2030        1,061,740
-------------------------------------------------------------------------------------------------------------------
   2,775,000    Allentown Area Hospital Authority
                (Sacred Heart Healthcare System)                              6.750     11/15/2014        2,883,780
-------------------------------------------------------------------------------------------------------------------
   3,290,000    Allentown Area Hospital Authority
                (Sacred Heart Healthcare System)                              6.750     11/15/2015        3,418,968
-------------------------------------------------------------------------------------------------------------------
     740,000    Beaver County IDA
                (Cleveland Electric Illuminating Company)                     7.750     07/15/2025          755,029
-------------------------------------------------------------------------------------------------------------------
     380,000    Beaver County IDA (J. Ray McDermott & Company)                6.800     02/01/2009          379,958
-------------------------------------------------------------------------------------------------------------------
     100,000    Beaver County IDA (Ohio Edison Company)                       5.450     09/15/2033          100,244
-------------------------------------------------------------------------------------------------------------------
     125,000    Beaver County IDA
                (Pennsylvania Power & Light Company) 3                        5.375     06/01/2028          131,069
-------------------------------------------------------------------------------------------------------------------
      65,000    Beaver County IDA
                (Pennsylvania Power & Light Company)                          5.450     09/15/2028           65,159
-------------------------------------------------------------------------------------------------------------------
      50,000    Beaver County IDA
                (Pennsylvania Power & Light Company)                          6.000     09/01/2028           51,124
-------------------------------------------------------------------------------------------------------------------
      85,000    Beaver County IDA (St. Joe Minerals Corp.)                    6.000     05/01/2007           87,542
-------------------------------------------------------------------------------------------------------------------
   2,180,000    Beaver County IDA (Toledo Edison Company)                     7.750     05/01/2020        2,253,728
-------------------------------------------------------------------------------------------------------------------
      35,000    Beaver County IDA (Toledo Edison Company)                     7.750     05/01/2020           36,184
-------------------------------------------------------------------------------------------------------------------
      50,000    Bedford County IDA (Brown Group)                              7.125     02/01/2009           50,003
-------------------------------------------------------------------------------------------------------------------
     375,000    Blair County IDA
                (The Village at Penn State Retirement Community)              6.050     01/01/2034          376,039
-------------------------------------------------------------------------------------------------------------------
   3,785,000    Blair County IDA
                (The Village at Penn State Retirement Community)              6.900     01/01/2022        4,025,310
-------------------------------------------------------------------------------------------------------------------
   6,835,000    Blair County IDA
                (The Village at Penn State Retirement Community)              7.000     01/01/2034        7,241,136
-------------------------------------------------------------------------------------------------------------------
      50,000    Blair County IDA
                (The Village at Penn State Retirement Community) 4,5         10.000     01/01/2012           25,100
-------------------------------------------------------------------------------------------------------------------
     140,000    Bradford County IDA (International Paper Company) 3           5.900     12/01/2019          143,125
-------------------------------------------------------------------------------------------------------------------
     500,000    Brighton Township Municipal Authority                         5.100     07/15/2022          501,050
-------------------------------------------------------------------------------------------------------------------
     800,000    Bucks County IDA (Chandler Hall Health Care Facility)         6.300     05/01/2029          820,232
-------------------------------------------------------------------------------------------------------------------
     240,000    Bucks County IDA (PA Suburban Water Company)                  5.550     09/01/2032          256,178


                  21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                  VALUE
      AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$     15,000    Bucks County IDA (Pennswood Village)                          5.800%    10/01/2020    $      15,936
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Bucks County IDA (Pennswood Village) 3                        6.000     10/01/2027        1,071,270
-------------------------------------------------------------------------------------------------------------------
   2,000,000    Bucks County IDA RITES 1                                     13.109 2   09/01/2032        2,539,320
-------------------------------------------------------------------------------------------------------------------
      20,000    Butler County Hospital Authority
                (Butler Memorial Hospital)                                    5.250     07/01/2016           20,035
-------------------------------------------------------------------------------------------------------------------
     480,000    Butler County IDA (Greenview Gardens Apartments)              6.000     07/01/2023          488,405
-------------------------------------------------------------------------------------------------------------------
     880,000    Butler County IDA (Greenview Gardens Apartments)              6.250     07/01/2033          903,162
-------------------------------------------------------------------------------------------------------------------
      10,000    Cambria County IDA (PA Electric Company)                      6.050     11/01/2025           10,271
-------------------------------------------------------------------------------------------------------------------
      25,000    Central Greene School District                                5.250     02/15/2024           25,289
-------------------------------------------------------------------------------------------------------------------
   7,870,000    Chester County H&EFA (Chester County Hospital)                5.875     07/01/2016        8,142,932
-------------------------------------------------------------------------------------------------------------------
      95,000    Chester County H&EFA (Devereaux Foundation)                   6.000     11/01/2019          101,230
-------------------------------------------------------------------------------------------------------------------
      25,000    Chester County H&EFA (Immaculata College)                     5.300     10/15/2011           25,007
-------------------------------------------------------------------------------------------------------------------
   7,500,000    Chester County H&EFA (Jenners Pond) 3                         7.625     07/01/2034        8,330,400
-------------------------------------------------------------------------------------------------------------------
   2,000,000    Chester County IDA (Collegium Charter School) 3               5.500     04/15/2031        2,127,220
-------------------------------------------------------------------------------------------------------------------
   3,730,000    Columbia County Hospital Authority
                (Bloomsburg Hospital Obligated Group)                         5.800     06/01/2019        3,505,976
-------------------------------------------------------------------------------------------------------------------
      35,000    Conrad Weiser Area School District                            5.200     12/15/2010           35,712
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Conrad Weiser Area School District, Series AA                 5.250     12/15/2011        1,020,770
-------------------------------------------------------------------------------------------------------------------
     750,000    Crawford County Hospital Authority
                (Wesbury United Methodist Community)                          6.125     08/15/2019          779,723
-------------------------------------------------------------------------------------------------------------------
     145,000    Cumberland County Municipal Authority
                (Presbyterian Homes)                                          6.000     12/01/2017          147,456
-------------------------------------------------------------------------------------------------------------------
     370,000    Cumberland County Municipal Authority
                (Presbyterian Homes)                                          6.000     12/01/2026          376,986
-------------------------------------------------------------------------------------------------------------------
     215,000    Cumberland County Municipal Authority
                (Presbyterian Homes)                                          6.000     12/01/2026          220,764
-------------------------------------------------------------------------------------------------------------------
   6,000,000    Cumberland County Municipal Authority
                (Wesley Affiliated Services)                                  7.250     01/01/2035        6,587,220
-------------------------------------------------------------------------------------------------------------------
     175,000    Delaware County Authority
                (Crozer-Chester Medical Center)                               5.300     12/15/2020          176,304
-------------------------------------------------------------------------------------------------------------------
     120,000    Delaware County Authority
                (MHSSPA/MAS/MHH/MHP/MCMCSPA Obligated Group)                  5.375     11/15/2023          127,655
-------------------------------------------------------------------------------------------------------------------
   2,500,000    Delaware County Authority (Neumann College) 3                 6.000     10/01/2031        2,629,275
-------------------------------------------------------------------------------------------------------------------
      20,000    Delaware County Authority (Riddle Village)                    7.000     06/01/2021           20,637
-------------------------------------------------------------------------------------------------------------------
     750,000    Delaware County Authority (White Horse Village)               7.625     07/01/2030          811,493
-------------------------------------------------------------------------------------------------------------------
      15,000    Delaware County Hospital Authority
                (CCMC/CKHS/DCMH Obligated Group)                              5.375     12/01/2018           15,537
-------------------------------------------------------------------------------------------------------------------
      10,000    Delaware County IDA (American Ref-Fuel Company)               6.100     07/01/2013           10,551
-------------------------------------------------------------------------------------------------------------------
      20,000    Delaware County IDA (American Ref-Fuel Company)               6.200     07/01/2019           20,839
-------------------------------------------------------------------------------------------------------------------
     100,000    Delaware County IDA
                (Philadelphia Suburban Water Company)                         6.350     08/15/2025          102,158


                  22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

   PRINCIPAL                                                                                                  VALUE
      AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$ 10,000,000    Delaware County IDA Water Facilities
                (Aqua Pennsylvania)                                           5.000%    11/01/2037    $  10,369,800
-------------------------------------------------------------------------------------------------------------------
   9,900,000    Delaware County IDA Water Facilities
                (Aqua Pennsylvania)                                           5.000     11/01/2038       10,265,310
-------------------------------------------------------------------------------------------------------------------
   2,250,000    Delaware County IDA Water Facilities
                (Aqua Pennsylvania) RITES 1                                  11.048 2   11/01/2038        2,582,100
-------------------------------------------------------------------------------------------------------------------
     175,000    Delaware River Port Authority PA/NJ                           5.400     01/01/2015          180,247
-------------------------------------------------------------------------------------------------------------------
   2,000,000    Delaware River Port Authority PA/NJ 3                         5.400     01/01/2016        2,059,960
-------------------------------------------------------------------------------------------------------------------
   6,095,000    Delaware River Port Authority PA/NJ 3                         5.500     01/01/2026        6,282,909
-------------------------------------------------------------------------------------------------------------------
     245,000    Eastern York County Sewer Authority                           6.000     09/15/2016          249,131
-------------------------------------------------------------------------------------------------------------------
     270,000    Eastern York County Sewer Authority                           6.000     09/15/2019          273,839
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Erie County Convention Center Authority 3                     5.000     01/15/2036        1,051,860
-------------------------------------------------------------------------------------------------------------------
     170,000    Erie County Hospital Authority (St. Mary's Home of Erie)      6.000     08/15/2029          184,659
-------------------------------------------------------------------------------------------------------------------
      50,000    Erie-Western PA Port Authority                                6.875     06/15/2016           52,198
-------------------------------------------------------------------------------------------------------------------
       5,000    Exeter Township Sewer Authority                               6.500     04/01/2008            5,023
-------------------------------------------------------------------------------------------------------------------
      80,000    Falls Township Hospital Authority
                (Delaware Valley Medical Center)                              7.000     08/01/2022           81,862
-------------------------------------------------------------------------------------------------------------------
      45,000    Ferndale Area School District GO                              6.750     07/15/2009           45,147
-------------------------------------------------------------------------------------------------------------------
      50,000    Horizon Hospital System Authority
                (Horizon Hospital Systems)                                    6.350     05/15/2026           51,772
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Horsham Industrial & Commercial Devel. Authority
                (GF/Pennsylvania Property)                                    8.375     09/01/2024          957,970
-------------------------------------------------------------------------------------------------------------------
      30,000    Indiana County IDA Pollution Control
                (PSEG Power LLC)                                              5.850     06/01/2027           31,627
-------------------------------------------------------------------------------------------------------------------
     250,000    Jeannette Health Services Authority
                (Jeannette District Memorial Hospital)                        6.000     11/01/2018          247,723
-------------------------------------------------------------------------------------------------------------------
      25,000    Lancaster County Hospital Authority
                (Saint Anne's Home for the Aged)                              6.500     04/01/2015           25,002
-------------------------------------------------------------------------------------------------------------------
      15,000    Lancaster County IDA (Garden Spot Village)                    7.600     05/01/2022           16,575
-------------------------------------------------------------------------------------------------------------------
   2,300,000    Lancaster County IDA (Garden Spot Village)                    7.625     05/01/2031        2,525,538
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Langhorne Manor Boro Higher Education Authority
                (Lower Bucks Hospital)                                        7.350     07/01/2022        1,000,120
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Langhorne Manor Boro Higher Education Authority
                (Philadelphia Biblical University)                            5.200     04/01/2020          992,930
-------------------------------------------------------------------------------------------------------------------
     575,000    Langhorne Manor Boro Higher Education Authority
                (Philadelphia Biblical University)                            5.500     04/01/2025          576,018
-------------------------------------------------------------------------------------------------------------------
      35,000    Lawrence County IDA (Pennsylvania Power & Light)              5.400     09/15/2017           35,315
-------------------------------------------------------------------------------------------------------------------
     105,000    Lawrence County IDA (Shenango Presbyterian Center)            7.000     11/15/2016          105,569
-------------------------------------------------------------------------------------------------------------------
   5,085,000    Lawrence County IDA (Shenango Presbyterian Center)            7.500     11/15/2031        5,230,889
-------------------------------------------------------------------------------------------------------------------
     450,000    Lebanon County Health Facilities Authority
                (Pleasant View Retirement Community)                          6.625     12/15/2029          467,843
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Lehigh County GPA (Bible Fellowship Church Home)              6.000     12/15/2023        1,005,260


                  23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                  VALUE
      AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$  1,060,000    Lehigh County GPA (Bible Fellowship Church Home)              7.625%    11/01/2021    $   1,176,685
-------------------------------------------------------------------------------------------------------------------
     750,000    Lehigh County GPA (Bible Fellowship Church Home)              7.750     11/01/2033          825,893
-------------------------------------------------------------------------------------------------------------------
     115,000    Lehigh County GPA (Cedar Crest College)                       6.600     04/01/2010          117,072
-------------------------------------------------------------------------------------------------------------------
     100,000    Lehigh County GPA (Cedar Crest College)                       6.650     04/01/2017          103,209
-------------------------------------------------------------------------------------------------------------------
      60,000    Lehigh County GPA (Cedar Crest College)                       6.700     04/01/2026           62,147
-------------------------------------------------------------------------------------------------------------------
   1,485,000    Lehigh County GPA (Kidspeace Obligated Group)                 5.800     11/01/2012        1,454,780
-------------------------------------------------------------------------------------------------------------------
   1,265,000    Lehigh County GPA (Kidspeace Obligated Group) 3               5.800     11/01/2012        1,360,773
-------------------------------------------------------------------------------------------------------------------
   8,155,000    Lehigh County GPA (Kidspeace Obligated Group)                 6.000     11/01/2018        7,972,165
-------------------------------------------------------------------------------------------------------------------
   1,100,000    Lehigh County GPA (Kidspeace Obligated Group)                 6.000     11/01/2023        1,058,607
-------------------------------------------------------------------------------------------------------------------
     145,000    Lehigh County GPA (Kidspeace Obligated Group)                 6.000     11/01/2023          154,084
-------------------------------------------------------------------------------------------------------------------
     200,000    Lehigh County IDA (Lifepath)                                  5.850     06/01/2008          198,394
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Lehigh County IDA
                (PA Power & Light Company) RITES 1,3                         13.702 2   02/15/2027        1,136,260
-------------------------------------------------------------------------------------------------------------------
   4,335,000    Lehigh County IDA Pollution Control RITES 1,3                10.117 2   02/15/2027        4,728,791
-------------------------------------------------------------------------------------------------------------------
     650,000    Lehigh Northampton Airport Authority
                (Lehigh Valley International Airport)                         5.000     01/01/2021          678,009
-------------------------------------------------------------------------------------------------------------------
     750,000    Lehigh Northampton Airport Authority
                (Lehigh Valley International Airport)                         5.000     01/01/2023          779,393
-------------------------------------------------------------------------------------------------------------------
   3,160,000    Luzerne County IDA ROLs 1                                    12.335 2   09/01/2034        3,684,370
-------------------------------------------------------------------------------------------------------------------
      10,000    Lycoming County Authority (Muncy Valley Hospital)             5.500     11/15/2022           10,266
-------------------------------------------------------------------------------------------------------------------
      20,000    Lycoming County Hospital Authority
                (WH/NCPHS Obligated Group)                                    5.250     11/15/2015           20,501
-------------------------------------------------------------------------------------------------------------------
     975,000    Lycoming County Recreation Authority 3                        5.000     12/15/2027          996,226
-------------------------------------------------------------------------------------------------------------------
      55,000    McKean County Hospital Authority (Bradford Hospital)          6.100     10/01/2020           55,900
-------------------------------------------------------------------------------------------------------------------
     100,000    Mifflin County Hospital Authority (Lewiston Hospital)         6.200     07/01/2030          111,045
-------------------------------------------------------------------------------------------------------------------
      25,000    Montgomery County HEHA (Foulkeways at Gwynedd)                6.100     11/15/2008           25,121
-------------------------------------------------------------------------------------------------------------------
     700,000    Montgomery County HEHA
                (Philadelphia Geriatric Center)                               7.375     12/01/2030          747,628
-------------------------------------------------------------------------------------------------------------------
      20,000    Montgomery County HEHA (Waverly Heights)                      6.000     01/01/2008           20,031
-------------------------------------------------------------------------------------------------------------------
   1,345,000    Montgomery County IDA
                (ACTS/BPE Obligated Group) 3                                  5.875     11/15/2022        1,393,030
-------------------------------------------------------------------------------------------------------------------
   1,750,000    Montgomery County IDA (Meadowood Corp.)                       6.250     12/01/2017        1,821,663
-------------------------------------------------------------------------------------------------------------------
      20,000    Montgomery County IDA (Meadowood Corp.)                       7.400     12/01/2020           20,685
-------------------------------------------------------------------------------------------------------------------
   2,500,000    Montgomery County IDA
                (Whitemarsh Continued Care)                                   6.250     02/01/2035        2,681,350
-------------------------------------------------------------------------------------------------------------------
   3,840,000    Montgomery County IDA (Wordsworth Academy)                    8.000     09/01/2024        3,845,875
-------------------------------------------------------------------------------------------------------------------
     145,000    Montgomery County Redevel. Authority                          5.600     01/15/2024          148,321
-------------------------------------------------------------------------------------------------------------------
      15,000    Montgomery County Redevel. Authority (Pheasant Run)           5.600     01/15/2024           15,344
-------------------------------------------------------------------------------------------------------------------
      50,000    Moon IDA (Ellis School)                                       5.650     03/01/2020           52,808
-------------------------------------------------------------------------------------------------------------------
      65,000    Moon Township Municipal Authority                             5.500     12/01/2019           65,554
-------------------------------------------------------------------------------------------------------------------
     220,000    Muncy Boro Municipal Utility Authority                        5.000     07/01/2020          223,766


                  24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

   PRINCIPAL                                                                                                  VALUE
      AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$    600,000    Myerstown Water Authority                                     5.000%    11/15/2018    $     600,966
-------------------------------------------------------------------------------------------------------------------
      65,000    New Castle GO, Series B                                       5.000     11/01/2018           65,308
-------------------------------------------------------------------------------------------------------------------
   2,860,000    New Morgan IDA (Browning-Ferris Industries)                   6.500     04/01/2019        2,860,715
-------------------------------------------------------------------------------------------------------------------
      40,000    New Wilmington Municipal Authority
                (Westminster College)                                         5.300     03/01/2018           40,760
-------------------------------------------------------------------------------------------------------------------
     810,000    North Penn HHEA (Maple Village)                               7.800     10/01/2024          826,621
-------------------------------------------------------------------------------------------------------------------
   1,205,000    North Penn HHEA (Maple Village)                               8.000     10/01/2032        1,211,278
-------------------------------------------------------------------------------------------------------------------
     155,000    North Wales Water Authority                                   5.250     11/01/2009          155,972
-------------------------------------------------------------------------------------------------------------------
     190,000    Northampton County IDA
                (Metropolitan Edison Company)                                 6.100     07/15/2021          194,273
-------------------------------------------------------------------------------------------------------------------
     170,000    Northampton County IDA (Moravian Hall Square)                 5.350     07/01/2010          172,562
-------------------------------------------------------------------------------------------------------------------
      40,000    Northampton County IDA (Moravian Hall Square)                 5.700     07/01/2020           40,847
-------------------------------------------------------------------------------------------------------------------
     465,000    Northeastern PA Hospital &
                Education Authority (Wilkes University)                       5.625     10/01/2018          475,132
-------------------------------------------------------------------------------------------------------------------
      20,000    Northern Lebanon School District                              5.450     04/01/2018           20,088
-------------------------------------------------------------------------------------------------------------------
     830,000    Northumberland County IDA (Aqua Pennsylvania)                 5.050     10/01/2039          861,606
-------------------------------------------------------------------------------------------------------------------
     445,000    Northumberland County IDA (NHS Youth Services)                5.500     02/15/2033          466,534
-------------------------------------------------------------------------------------------------------------------
   1,620,000    Northumberland County IDA (NHS Youth Services)                7.500     02/15/2029        1,677,559
-------------------------------------------------------------------------------------------------------------------
   3,955,000    Northumberland County IDA (NHS Youth Services)                7.750     02/15/2029        4,150,377
-------------------------------------------------------------------------------------------------------------------
      35,000    PA Convention Center Authority, Series A                      6.750     09/01/2019           35,791
-------------------------------------------------------------------------------------------------------------------
   1,400,000    PA Convention Center Authority, Series A 3                    6.750     09/01/2019        1,453,508
-------------------------------------------------------------------------------------------------------------------
   2,450,000    PA Convention Center Authority, Series A 3                    6.750     09/01/2019        2,543,639
-------------------------------------------------------------------------------------------------------------------
   9,000,000    PA EDFA (30th St. Garage)                                     5.875     06/01/2033        9,642,690
-------------------------------------------------------------------------------------------------------------------
     315,000    PA EDFA (Amtrak)                                              6.000     11/01/2005          316,065
-------------------------------------------------------------------------------------------------------------------
     250,000    PA EDFA (Amtrak)                                              6.125     11/01/2021          268,108
-------------------------------------------------------------------------------------------------------------------
   5,005,000    PA EDFA (Amtrak) 3                                            6.250     11/01/2031        5,411,706
-------------------------------------------------------------------------------------------------------------------
     880,000    PA EDFA (Amtrak)                                              6.375     11/01/2041          954,448
-------------------------------------------------------------------------------------------------------------------
   5,000,000    PA EDFA (Colver)                                              5.000     12/01/2014        5,380,950
-------------------------------------------------------------------------------------------------------------------
   3,700,000    PA EDFA (Colver)                                              5.000     12/01/2015        3,977,167
-------------------------------------------------------------------------------------------------------------------
   2,000,000    PA EDFA (Colver)                                              7.050     12/01/2010        2,043,040
-------------------------------------------------------------------------------------------------------------------
   1,500,000    PA EDFA (Colver)                                              7.125     12/01/2015        1,532,325
-------------------------------------------------------------------------------------------------------------------
   9,900,000    PA EDFA (Colver)                                              7.150     12/01/2018       10,113,444
-------------------------------------------------------------------------------------------------------------------
  14,700,000    PA EDFA (National Gypsum Company) 3                           6.125     11/02/2027       15,675,639
-------------------------------------------------------------------------------------------------------------------
   5,000,000    PA EDFA (National Gypsum Company) 3                           6.250     11/01/2027        5,380,350
-------------------------------------------------------------------------------------------------------------------
   7,000,000    PA EDFA (Northampton Generating)                              6.400     01/01/2009        7,058,100
-------------------------------------------------------------------------------------------------------------------
   4,950,000    PA EDFA (Northampton Generating)                              6.500     01/01/2013        5,025,240
-------------------------------------------------------------------------------------------------------------------
   6,000,000    PA EDFA (Northampton Generating) 3                            6.600     01/01/2019        6,088,140
-------------------------------------------------------------------------------------------------------------------
   4,310,000    PA EDFA (Northwestern Human Services)                         5.250     06/01/2014        4,249,832
-------------------------------------------------------------------------------------------------------------------
   3,000,000    PA EDFA (Northwestern Human Services)                         5.250     06/01/2028        2,582,130
-------------------------------------------------------------------------------------------------------------------
   6,500,000    PA EDFA (Reliant Energy)                                      6.750     12/01/2036        6,995,300


                  25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                  VALUE
      AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$  3,000,000    PA EDFA (Reliant Energy)                                      6.750%    12/01/2036    $   3,228,840
-------------------------------------------------------------------------------------------------------------------
   5,000,000    PA EDFA (Reliant Energy) RITES 1,3                           10.163 2   12/01/2036        5,762,050
-------------------------------------------------------------------------------------------------------------------
   2,500,000    PA EDFA ROLs 1                                               10.897 2   12/01/2018        2,696,450
-------------------------------------------------------------------------------------------------------------------
      65,000    PA HEFA (Allegheny Delaware Valley Obligated Group)           5.875     11/15/2021           68,533
-------------------------------------------------------------------------------------------------------------------
     155,000    PA HEFA (Allegheny General Hospital) 1                        7.125     09/01/2007          155,243
-------------------------------------------------------------------------------------------------------------------
      40,000    PA HEFA (Allegheny General Hospital) 1                        7.250     09/01/2017           40,068
-------------------------------------------------------------------------------------------------------------------
   1,500,000    PA HEFA (CA University of PA Student Association)             6.750     09/01/2020        1,610,100
-------------------------------------------------------------------------------------------------------------------
     110,000    PA HEFA (CA University of PA Student Association)             6.750     09/01/2032          115,702
-------------------------------------------------------------------------------------------------------------------
      30,000    PA HEFA (CA University of PA Student Association)             6.800     09/01/2025           31,784
-------------------------------------------------------------------------------------------------------------------
   1,450,000    PA HEFA (College of Science & Agriculture)                    5.350     04/15/2028        1,453,611
-------------------------------------------------------------------------------------------------------------------
   1,460,000    PA HEFA (Delaware Valley College of Science & Agriculture)    5.650     04/15/2025        1,504,092
-------------------------------------------------------------------------------------------------------------------
     815,000    PA HEFA (Delaware Valley College of Science & Agriculture)    5.750     04/15/2029          839,287
-------------------------------------------------------------------------------------------------------------------
     170,000    PA HEFA (Delaware Valley College of Science & Agriculture)    5.750     04/15/2034          174,692
-------------------------------------------------------------------------------------------------------------------
   3,210,000    PA HEFA (Delaware Valley College of Science & Agriculture)    5.800     04/15/2030        3,317,150
-------------------------------------------------------------------------------------------------------------------
   3,385,000    PA HEFA (Delaware Valley College of Science & Agriculture)    5.800     04/15/2033        3,486,076
-------------------------------------------------------------------------------------------------------------------
   1,820,000    PA HEFA (Geneva College) 3                                    5.375     04/01/2023        1,890,197
-------------------------------------------------------------------------------------------------------------------
     860,000    PA HEFA (Geneva College)                                      5.450     04/01/2018          901,994
-------------------------------------------------------------------------------------------------------------------
   1,000,000    PA HEFA (Geneva College) 3                                    6.125     04/01/2022        1,069,800
-------------------------------------------------------------------------------------------------------------------
     735,000    PA HEFA (Lycoming College)                                    5.250     11/01/2027          780,879
-------------------------------------------------------------------------------------------------------------------
   3,000,000    PA HEFA (MCP/HUHS/AUS Obligated Group)                        5.875     11/15/2021        3,166,980
-------------------------------------------------------------------------------------------------------------------
       5,000    PA HEFA (Medical College of
                Pennsylvania/Allegheny United Hospitals)                      5.875     11/15/2016            5,272
-------------------------------------------------------------------------------------------------------------------
   2,200,000    PA HEFA (Philadelphia University) 3                           5.250     06/01/2032        2,216,082
-------------------------------------------------------------------------------------------------------------------
     250,000    PA HEFA (Philadelphia University)                             6.000     06/01/2029          273,453
-------------------------------------------------------------------------------------------------------------------
      50,000    PA HEFA (Philadelphia University)                             6.100     06/01/2030           54,909
-------------------------------------------------------------------------------------------------------------------
     100,000    PA HEFA (Saint Francis University)                            5.750     11/01/2023          104,224
-------------------------------------------------------------------------------------------------------------------
   2,300,000    PA HEFA (Slippery Rock University Foundation)                 5.000     07/01/2023        2,441,266
-------------------------------------------------------------------------------------------------------------------
   3,000,000    PA HEFA (Slippery Rock University Foundation)                 5.000     07/01/2037        3,142,140
-------------------------------------------------------------------------------------------------------------------
   3,925,000    PA HEFA (St. Francis University) 3                            6.250     11/01/2018        4,268,398
-------------------------------------------------------------------------------------------------------------------
      40,000    PA HEFA (St. Joseph University)                               5.875     07/15/2025           40,894
-------------------------------------------------------------------------------------------------------------------
      35,000    PA HEFA (St. Joseph University)                               5.875     07/15/2025           35,782
-------------------------------------------------------------------------------------------------------------------
       5,000    PA HEFA (Temple University)                                   7.400     10/01/2010            5,019
-------------------------------------------------------------------------------------------------------------------
      10,000    PA HEFA (University of PA Presbyterian Medical Center)        5.875     01/01/2015           10,215
-------------------------------------------------------------------------------------------------------------------
      25,000    PA HEFA (University of the Arts)                              5.750     03/15/2030           26,912
-------------------------------------------------------------------------------------------------------------------
     750,000    PA HEFA (Widener University)                                  5.000     07/15/2026          775,260
-------------------------------------------------------------------------------------------------------------------
      65,000    PA HFA (Multifamily FHA Mtg.)                                 8.200     07/01/2024           66,136


                  26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

   PRINCIPAL                                                                                                  VALUE
      AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$  2,500,000    PA HFA (Single Family Mtg.) RITES 1                          11.319% 2  10/01/2020    $   2,861,850
-------------------------------------------------------------------------------------------------------------------
   2,500,000    PA HFA (Single Family Mtg.) RITES 1                          11.519 2   10/01/2022        2,846,550
-------------------------------------------------------------------------------------------------------------------
   2,000,000    PA HFA (Single Family Mtg.) RITES 1                          12.013 2   04/01/2021        2,260,560
-------------------------------------------------------------------------------------------------------------------
   2,850,000    PA HFA (Single Family Mtg.) RITES 1                          12.319 2   10/01/2022        3,335,868
-------------------------------------------------------------------------------------------------------------------
      35,000    PA HFA (Single Family Mtg.), Series 47                        5.700     10/01/2016           35,756
-------------------------------------------------------------------------------------------------------------------
   1,230,000    PA HFA (Single Family Mtg.), Series 47 3                      5.700     10/01/2026        1,260,258
-------------------------------------------------------------------------------------------------------------------
   2,640,000    PA HFA (Single Family Mtg.), Series 59A 3                     5.750     10/01/2023        2,731,925
-------------------------------------------------------------------------------------------------------------------
   2,450,000    PA HFA (Single Family Mtg.), Series 59A                       5.800     10/01/2029        2,531,953
-------------------------------------------------------------------------------------------------------------------
      55,000    PA HFA (Single Family Mtg.), Series 60A                       5.850     10/01/2027           56,637
-------------------------------------------------------------------------------------------------------------------
   9,180,000    PA HFA (Single Family Mtg.), Series 61A                       5.450     10/01/2021        9,518,375
-------------------------------------------------------------------------------------------------------------------
      85,000    PA HFA (Single Family Mtg.), Series 61A                       5.500     04/01/2029           87,951
-------------------------------------------------------------------------------------------------------------------
     195,000    PA HFA (Single Family Mtg.), Series 63A                       0.000 6   04/01/2030           51,400
-------------------------------------------------------------------------------------------------------------------
      50,000    PA HFA (Single Family Mtg.), Series 66A                       5.650     04/01/2029           52,043
-------------------------------------------------------------------------------------------------------------------
      85,000    PA HFA (Single Family Mtg.), Series 67A                       5.900     10/01/2030           88,618
-------------------------------------------------------------------------------------------------------------------
   4,740,000    PA HFA (Single Family Mtg.), Series 70A                       5.800     04/01/2027        4,959,083
-------------------------------------------------------------------------------------------------------------------
      75,000    PA HFA (Single Family Mtg.)                                   5.450     10/01/2032           77,844
-------------------------------------------------------------------------------------------------------------------
   2,365,000    PA Infrastructure Investment Authority                        5.625     09/01/2014        2,480,814
-------------------------------------------------------------------------------------------------------------------
      35,000    Patterson Township Municipal Authority                        5.250     04/15/2007           35,051
-------------------------------------------------------------------------------------------------------------------
      10,000    Patterson Township Municipal Authority                        5.500     04/15/2011           10,013
-------------------------------------------------------------------------------------------------------------------
   2,000,000    Philadelphia Airport Authority for Industrial
                Devel. RITES 1                                               12.312 2   07/01/2022        2,595,320
-------------------------------------------------------------------------------------------------------------------
      20,000    Philadelphia Airport System, Series B                         5.400     06/15/2027           20,724
-------------------------------------------------------------------------------------------------------------------
   1,470,000    Philadelphia Authority for Industrial Devel.
                (Aero Philadelphia)                                           5.500     01/01/2024        1,465,208
-------------------------------------------------------------------------------------------------------------------
     135,000    Philadelphia Authority for Industrial Devel.
                (Philadelphia Airport)                                        5.125     07/01/2028          138,706
-------------------------------------------------------------------------------------------------------------------
      40,000    Philadelphia Authority for Industrial Devel.
                (Philadelphia Airport)                                        5.300     07/01/2017           41,928
-------------------------------------------------------------------------------------------------------------------
   3,000,000    Philadelphia Authority for Industrial Devel.
                (Presbyterian Homes Germantown)                               5.625     07/01/2035        2,989,500
-------------------------------------------------------------------------------------------------------------------
   1,400,000    Philadelphia Authority for Industrial Devel.
                Senior Living (Arbor House)                                   6.100     07/01/2033        1,425,354
-------------------------------------------------------------------------------------------------------------------
   1,240,000    Philadelphia Authority for Industrial Devel.
                Senior Living (Miriam and Robert M. Rieder House)             6.100     07/01/2033        1,262,456
-------------------------------------------------------------------------------------------------------------------
   1,160,000    Philadelphia Authority for Industrial Devel.
                Senior Living (Robert Saligman House)                         6.100     07/01/2033        1,181,008
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Philadelphia Gas Works                                        5.250     08/01/2021        1,083,910
-------------------------------------------------------------------------------------------------------------------
      15,000    Philadelphia Gas Works                                        5.250     08/01/2024           15,177
-------------------------------------------------------------------------------------------------------------------
   1,780,000    Philadelphia Gas Works RITES 1                               11.478 2   08/01/2031        2,087,976
-------------------------------------------------------------------------------------------------------------------
   2,000,000    Philadelphia Gas Works RITES 1                               11.840 2   08/01/2021        2,622,120
-------------------------------------------------------------------------------------------------------------------
     205,000    Philadelphia GO                                               5.000     03/15/2028          211,693


                  27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                  VALUE
      AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$  1,210,000    Philadelphia H&HEFA
                (Centralized Comprehensive Human Services)                    7.250%    01/01/2021    $   1,299,383
-------------------------------------------------------------------------------------------------------------------
   1,785,000    Philadelphia H&HEFA (Jeanes Health System) 3                  6.600     07/01/2010        1,961,251
-------------------------------------------------------------------------------------------------------------------
   2,380,000    Philadelphia H&HEFA (Philadelphia Protestant Home)            6.500     07/01/2027        2,406,727
-------------------------------------------------------------------------------------------------------------------
      10,000    Philadelphia H&HEFA (Temple University Hospital)              5.500     11/15/2027           10,531
-------------------------------------------------------------------------------------------------------------------
      25,000    Philadelphia H&HEFA (Temple University Hospital)              5.500     11/15/2027           25,136
-------------------------------------------------------------------------------------------------------------------
      35,000    Philadelphia H&HEFA (Temple University Hospital)              5.875     11/15/2023           35,519
-------------------------------------------------------------------------------------------------------------------
      10,000    Philadelphia H&HEFA (Temple University Hospital)              6.500     11/15/2008           10,554
-------------------------------------------------------------------------------------------------------------------
   3,675,000    Philadelphia H&HEFA (Temple University Hospital)              6.625     11/15/2023        3,726,818
-------------------------------------------------------------------------------------------------------------------
   3,870,000    Philadelphia IDA (Air Cargo)                                  7.500     01/01/2025        4,045,698
-------------------------------------------------------------------------------------------------------------------
      90,000    Philadelphia IDA (Baker's Bay Nursing Home Associates)        5.750     08/01/2023           90,639
-------------------------------------------------------------------------------------------------------------------
   1,150,000    Philadelphia IDA (Baptist Home of Philadelphia)               5.500     11/15/2018        1,152,300
-------------------------------------------------------------------------------------------------------------------
     326,000    Philadelphia IDA (Baptist Home of Philadelphia)               5.600     11/15/2028          321,586
-------------------------------------------------------------------------------------------------------------------
     450,000    Philadelphia IDA (Cathedral Village)                          6.750     04/01/2023          491,882
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Philadelphia IDA (Cathedral Village)                          6.875     04/01/2034        1,084,430
-------------------------------------------------------------------------------------------------------------------
   2,750,000    Philadelphia IDA (First Mtg.-CPAP)                            6.125     04/01/2019        2,155,038
-------------------------------------------------------------------------------------------------------------------
   1,330,000    Philadelphia IDA
                (International Educational & Community Project) 3             5.875     06/01/2022        1,441,853
-------------------------------------------------------------------------------------------------------------------
      25,000    Philadelphia IDA (The Franklin Institute)                     5.200     06/15/2018           25,305
-------------------------------------------------------------------------------------------------------------------
   3,425,000    Philadelphia IDA RITES 1                                     11.488 2   10/01/2026        4,310,431
-------------------------------------------------------------------------------------------------------------------
     195,000    Philadelphia Redevel. Authority (Multifamily Hsg.)            5.450     02/01/2023          199,844
-------------------------------------------------------------------------------------------------------------------
   2,580,000    Philadelphia Redevel. Authority (Pavilion Apartments) 3       6.000     10/01/2023        2,593,803
-------------------------------------------------------------------------------------------------------------------
   4,100,000    Philadelphia Redevel. Authority (Pavilion Apartments) 3       6.250     10/01/2032        4,140,016
-------------------------------------------------------------------------------------------------------------------
   2,250,000    Philadelphia Redevel. Authority ROLs 1                       12.538 2   04/15/2028        2,748,960
-------------------------------------------------------------------------------------------------------------------
   2,000,000    Philadelphia School District GO RITES 1                      13.492 2   08/01/2022        3,033,240
-------------------------------------------------------------------------------------------------------------------
   3,000,000    Philadelphia Water & Wastewater                               5.000     07/01/2035        3,166,830
-------------------------------------------------------------------------------------------------------------------
      60,000    Pittsburgh Urban Redevel. Authority                           5.600     04/01/2020           61,763
-------------------------------------------------------------------------------------------------------------------
      30,000    Pittsburgh Urban Redevel. Authority
                (Home Improvement Loans), Series A                            5.650     08/01/2015           30,092
-------------------------------------------------------------------------------------------------------------------
      20,000    Pittsburgh Urban Redevel. Authority (Oliver Garage)           5.450     06/01/2028           21,332
-------------------------------------------------------------------------------------------------------------------
      25,000    Pittsburgh Urban Redevel. Authority Mtg., Series A            5.650     10/01/2024           25,414
-------------------------------------------------------------------------------------------------------------------
      25,000    Pittsburgh Urban Redevel. Authority Mtg., Series A            5.650     10/01/2024           25,519
-------------------------------------------------------------------------------------------------------------------
     140,000    Pittsburgh Urban Redevel. Authority Mtg., Series A            6.050     10/01/2026          143,861
-------------------------------------------------------------------------------------------------------------------
      40,000    Pittsburgh Urban Redevel. Authority Mtg., Series A            7.250     02/01/2024           40,054
-------------------------------------------------------------------------------------------------------------------
      10,000    Pittsburgh Urban Redevel. Authority Mtg., Series C            5.700     04/01/2030           10,268
-------------------------------------------------------------------------------------------------------------------
     535,000    Pittsburgh Urban Redevel. Authority Mtg., Series C            5.950     10/01/2029          556,106
-------------------------------------------------------------------------------------------------------------------
      25,000    Pittsburgh Urban Redevel. Authority Mtg., Series C            7.125     08/01/2013           25,032
-------------------------------------------------------------------------------------------------------------------
   4,250,000    Pittsburgh Water & Sewer Authority                            5.000     09/01/2029        4,493,058
-------------------------------------------------------------------------------------------------------------------
   2,250,000    Pittsburgh Water & Sewer Authority                            5.000     09/01/2033        2,371,140


                  28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

   PRINCIPAL                                                                                                  VALUE
      AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA Continued
$    100,000    Potter County Hospital Authority
                (Charles Cole Memorial Hospital)                              6.050%    08/01/2024    $     104,677
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Pottsville Hospital Authority
                (Pottsville Hospital & Warne Clinic)                          5.500     07/01/2018          999,950
-------------------------------------------------------------------------------------------------------------------
   4,170,000    Pottsville Hospital Authority
                (Pottsville Hospital & Warne Clinic)                          5.625     07/01/2024        4,119,626
-------------------------------------------------------------------------------------------------------------------
   2,000,000    Sayre Health Care Facilities (Guthrie Healthcare System)      7.125     12/01/2031        2,378,740
-------------------------------------------------------------------------------------------------------------------
      10,000    Scranton Parking Authority                                    7.000     09/15/2009           10,034
-------------------------------------------------------------------------------------------------------------------
      35,000    Snyder County Higher Education Authority
                (Susquehanna University)                                      5.000     01/01/2028           35,049
-------------------------------------------------------------------------------------------------------------------
      30,000    Somerset County Hospital Authority
                (Somerset Community Hospital)                                 5.375     03/01/2017           31,059
-------------------------------------------------------------------------------------------------------------------
   3,250,000    St. Mary Hospital Authority (Catholic Health East)            5.375     11/15/2034        3,412,923
-------------------------------------------------------------------------------------------------------------------
      95,000    St. Mary Hospital Authority (Catholic Health Initiatives)     5.000     12/01/2028           99,971
-------------------------------------------------------------------------------------------------------------------
      50,000    St. Mary Hospital Authority (Franciscan Health)               7.000     06/15/2015           51,608
-------------------------------------------------------------------------------------------------------------------
   1,000,000    Susquehanna Area Regional Airport Authority
                (Aero Harrisburg)                                             5.500     01/01/2024          925,670
-------------------------------------------------------------------------------------------------------------------
     145,000    Warren County Hospital Authority
                (Warren General Hospital)                                     6.900     04/01/2011          146,781
-------------------------------------------------------------------------------------------------------------------
   2,200,000    Warren County Hospital Authority
                (Warren General Hospital) 3                                   7.000     04/01/2019        2,227,148
-------------------------------------------------------------------------------------------------------------------
   5,200,000    Washington County Authority
                (Capital Projects & Equipment Program) 3                      6.150     12/01/2029        5,574,920
-------------------------------------------------------------------------------------------------------------------
     750,000    Washington Township Municipal Authority                       5.875     12/15/2023          778,965
-------------------------------------------------------------------------------------------------------------------
   2,500,000    Washington Township Municipal Authority                       6.000     12/15/2033        2,590,075
-------------------------------------------------------------------------------------------------------------------
   1,000,000    West Cornwall Township Municipal Authority
                (Elizabethtown College) 3                                     6.000     12/15/2022        1,073,420
-------------------------------------------------------------------------------------------------------------------
      25,000    West Cornwall Township Municipal Authority
                (Elizabethtown College)                                       6.000     12/15/2027           26,623
-------------------------------------------------------------------------------------------------------------------
     300,000    West Shore Area Hospital Authority (Holy Spirit Hospital)     6.250     01/01/2032          325,593
-------------------------------------------------------------------------------------------------------------------
      25,000    Westmoreland County IDA (Redstone Health Care Facilities)     5.850     11/15/2029           24,997
-------------------------------------------------------------------------------------------------------------------
      10,000    Westmoreland County IDA (Redstone Health Care Facilities)     5.900     11/15/2021           10,000
-------------------------------------------------------------------------------------------------------------------
     500,000    Westmoreland County IDA (Redstone Health Care Facilities)     8.000     11/15/2023          551,960
-------------------------------------------------------------------------------------------------------------------
       5,000    Westmoreland County IDA (Redstone Health Care Facilities)     8.125     11/15/2030            5,524
-------------------------------------------------------------------------------------------------------------------
      25,000    York County Hospital Authority (York Hospital)                5.500     07/01/2008           25,055
-------------------------------------------------------------------------------------------------------------------
      10,000    York County IDA (PSEG Power)                                  5.500     09/01/2020           10,598
-------------------------------------------------------------------------------------------------------------------
      30,000    York Hsg. Corp. Mtg., Series A                                6.875     11/01/2009           30,046
                                                                                                      -------------
                                                                                                        503,900,407


                  29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                  VALUE
      AMOUNT                                                                 COUPON       MATURITY       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--31.4%
$  1,485,000    Guam EDA (TASC) 3                                             5.400%    05/15/2031    $   1,527,605
--------------------------------------------------------------------------------------------------------------------
   3,350,000    Guam EDA (TASC) 3                                             5.500     05/15/2041        3,452,611
--------------------------------------------------------------------------------------------------------------------
     710,000    Guam Power Authority, Series A 3                              5.250     10/01/2023          711,470
--------------------------------------------------------------------------------------------------------------------
      60,000    Northern Mariana Islands, Series A                            6.000     06/01/2014           64,158
--------------------------------------------------------------------------------------------------------------------
   1,410,000    Northern Mariana Islands, Series A                            6.600     03/15/2028        1,569,133
--------------------------------------------------------------------------------------------------------------------
  10,100,000    Northern Mariana Islands, Series A                            6.750     10/01/2033       11,063,742
--------------------------------------------------------------------------------------------------------------------
 199,000,000    Puerto Rico Children's Trust Fund (TASC) 7                    0.000 6   05/15/2050       12,624,560
--------------------------------------------------------------------------------------------------------------------
  39,865,000    Puerto Rico Children's Trust Fund (TASC)                      5.375     05/15/2033       41,212,437
--------------------------------------------------------------------------------------------------------------------
  67,005,000    Puerto Rico Children's Trust Fund (TASC)                      5.500     05/15/2039       69,888,895
--------------------------------------------------------------------------------------------------------------------
  39,440,000    Puerto Rico Children's Trust Fund (TASC)                      5.625     05/15/2043       41,456,173
--------------------------------------------------------------------------------------------------------------------
   2,250,000    Puerto Rico Infrastructure                                    5.000     07/01/2041        2,349,608
--------------------------------------------------------------------------------------------------------------------
      25,000    Puerto Rico ITEMECF (Ana G. Mendez University)                5.375     02/01/2019           25,842
-------------------------------------------------------------------------------------------------------------------
     500,000    Puerto Rico ITEMECF (Ana G. Mendez University)                5.375     02/01/2029          514,710
--------------------------------------------------------------------------------------------------------------------
  14,480,000    Puerto Rico Port Authority (American Airlines), Series A 3    6.250     06/01/2026       11,468,594
--------------------------------------------------------------------------------------------------------------------
     115,000    Puerto Rico Port Authority, Series D                          7.000     07/01/2014          116,804
--------------------------------------------------------------------------------------------------------------------
     100,000    University of Puerto Rico                                     5.400     06/01/2009          101,727
--------------------------------------------------------------------------------------------------------------------
   6,645,000    V.I. Government Refinery Facilities (Hovensa Coker)           6.500     07/01/2021        7,576,545
--------------------------------------------------------------------------------------------------------------------
   4,000,000    V.I. Public Finance Authority (Hovensa Coker)                 6.500     07/01/2021        4,560,760
--------------------------------------------------------------------------------------------------------------------
   5,000,000    V.I. Public Finance Authority (Hovensa Refinery) 3            6.125     07/01/2022        5,518,050
--------------------------------------------------------------------------------------------------------------------
   3,250,000    V.I. Public Finance Authority ROLs 1,3                       12.403 2   10/01/2024        4,003,740
--------------------------------------------------------------------------------------------------------------------
      45,000    V.I. Tobacco Settlement Financing Corp. (TASC) 3              5.000     05/15/2021           45,595
--------------------------------------------------------------------------------------------------------------------
   2,235,000    V.I. Tobacco Settlement Financing Corp. (TASC) 3              5.000     05/15/2031        2,254,400
                                                                                                      --------------
                                                                                                        222,107,159

--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $670,751,709)--102.5%                                                 726,007,566
--------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(2.5)                                                            (17,932,218)
                                                                                                      --------------
NET ASSETS--100.0%                                                                                    $ 708,075,348
                                                                                                      ==============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Illiquid security. The aggregate value of illiquid securities as of July 31, 2005 was $59,677,570, which represents 8.43% of the Fund's net assets. See Note 5 of Notes to Financial Statements.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to Financial Statements.

3. Security has been segregated for collateral to cover borrowings. See Note 6 of Notes to Financial Statements.

4. Issue is in default. See Note 1 of Notes to Financial Statements.

5. Non-income producing security.

6. Represents a zero coupon bond.

7. When-issued security or forward commitment to be delivered and settled after July 31, 2005. See Note 1 of Notes to Financial Statements.


                  30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ACTS        Adult Communities Total Services

AUS         Allegheny United Hospitals

BPE         Brittany Pointe Estates

CCMC        Crozer-Chester Medical Center

CKHS        Crozer-Keystone Health System

CPAP        Crime Prevention Association of Philadelphia

DCMH        Delaware County Memorial Hospital

EDA         Economic Development Authority

EDFA        Economic Development Finance Authority

FHA         Federal Housing Agency

GO          General Obligation

GPA         General Purpose Authority

H&EFA       Health and Educational Facilities Authority

H&HEFA      Hospitals and Higher Education Facilities Authority

HDA         Hospital Development Authority

HEBA        Higher Education Building Authority

HEFA        Higher Education Facilities Authority

HEHA        Higher Education and Health Authority

HFA         Housing Finance Agency/Authority

HHEA        Health, Hospital and Education Authority

HUHS        Hahnemann University Hospital System

IDA         Industrial Development Agency

ITEMECF     Industrial, Tourist, Educational, Medical and
            Environmental Community Facilities

MAS         Mercy Adult Services

MCMCSPA     Mercy Catholic Medical Center of Southeastern Pennsylvania

MCP         Medical College of Pennsylvania

MHH         Mercy Haverford Hospital

MHP         Mercy Health Plan

MHSSPA      Mercy Health System of Southeastern PA

NCPHS       North Central Pennsylvania Health System

PSEG        Public Service Enterprise Group

RITES       Residual Interest Tax Exempt Security

ROLs        Residual Option Longs

TASC        Tobacco Settlement Asset-Backed Bonds

V.I.        United States Virgin Islands

WH          Williamsport Hospital


                  31 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS July 31, 2005 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                         VALUE        PERCENTAGE
-------------------------------------------------------------------------
Tobacco Settlement Payments             $  172,462,276              23.8%
Hospital/Health Care                        74,958,468              10.3
Adult Living Facilities                     61,927,868               8.5
Higher Education                            52,814,867               7.3
Resource Recovery                           46,806,961               6.5
Water Utilities                             41,553,162               5.7
Not-for-Profit Organization                 39,080,622               5.4
Single Family Housing                       34,088,782               4.7
Electric Utilities                          26,000,834               3.6
Manufacturing, Durable Goods                24,177,189               3.3
Pollution Control                           21,937,241               3.0
General Obligation                          21,119,039               2.9
Marine/Aviation Facilities                  20,792,496               2.9
Special Tax                                 13,687,528               1.9
Airlines                                    11,503,917               1.6
Parking Fee Revenue                          9,674,056               1.3
Multifamily Housing                          8,790,964               1.2
Sewer Utilities                              8,170,667               1.1
Sales Tax Revenue                            8,036,678               1.1
Highways/Railways                            7,130,574               1.0
Gas Utilities                                5,809,183               0.8
Special Assessment                           5,210,810               0.7
Municipal Leases                             4,310,431               0.6
Education                                    3,702,970               0.5
Hotels, Restaurants & Leisure                1,120,632               0.2
Sports Facility Revenue                        996,226               0.1
Paper, Containers & Packaging                  143,125               0.0
                                        ---------------------------------
Total                                   $  726,007,566             100.0%
                                        =================================


                  32 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
SUMMARY OF RATINGS  July 31, 2005 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY RATINGS CATEGORY, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

RATINGS                                                                 PERCENT
--------------------------------------------------------------------------------
AAA                                                                        18.9%
AA                                                                          5.5
A                                                                           4.2
BBB                                                                        49.1
BB                                                                          5.5
B                                                                           4.1
CCC                                                                         1.6
Not Rated                                                                  11.1
                                                                          ------
Total                                                                     100.0%
                                                                          ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds out- standing with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  33 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $670,751,709)--see accompanying statement of investments              $   726,007,566
------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                       13,870,895
Interest                                                                                               10,052,031
Shares of beneficial interest sold                                                                      4,895,651
Other                                                                                                      14,812
                                                                                                  ----------------
Total assets                                                                                          754,840,955

------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------
Bank overdraft                                                                                          2,162,884
------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable on borrowings (See Note 6)                                                                     31,500,000
Investments purchased (including $11,981,790 purchased on a when-issued basis
or forward commitment)                                                                                 12,058,639
Dividends                                                                                                 473,923
Shares of beneficial interest redeemed                                                                    242,328
Distribution and service plan fees                                                                         85,946
Interest expense                                                                                           70,754
Trustees' compensation                                                                                     52,623
Shareholder communications                                                                                 34,695
Transfer and shareholder servicing agent fees                                                              28,058
Other                                                                                                      55,757
                                                                                                  ----------------
Total liabilities                                                                                      46,765,607

------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $   708,075,348
                                                                                                  ================

------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                   $   655,959,326
------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                         108,639
------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                           (3,248,474)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                             55,255,857
                                                                                                  ----------------
NET ASSETS                                                                                        $   708,075,348
                                                                                                  ================


                  34 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $384,863,080 and
29,952,829 shares of beneficial interest outstanding)                                             $         12.85
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)   $         13.49
-----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $189,643,273 and 14,763,720 shares
of beneficial interest outstanding)                                                               $         12.85
-----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $133,568,995 and 10,407,808 shares
of beneficial interest outstanding)                                                               $         12.83

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  35 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------
Interest                                                                                          $    34,881,979

------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------
Management fees                                                                                         3,034,961
------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                   418,901
Class B                                                                                                 1,559,825
Class C                                                                                                   865,970
------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                   127,852
Class B                                                                                                    96,734
Class C                                                                                                    55,613
------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                                    16,041
Class B                                                                                                    16,739
Class C                                                                                                    10,370
------------------------------------------------------------------------------------------------------------------
Interest expense                                                                                          323,131
------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                27,645
------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                     23,230
------------------------------------------------------------------------------------------------------------------
Other                                                                                                     113,671
                                                                                                  ----------------
Total expenses                                                                                          6,690,683
Less reduction to custodian expenses                                                                       (6,144)
                                                                                                  ----------------
Net expenses                                                                                            6,684,539

------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                  28,197,440

------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                         (396,855)
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                   49,249,528

------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $    77,050,113
                                                                                                  ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  36 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                       2005               2004
------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                           $   28,197,440    $    24,870,361
------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                     (396,855)          (530,650)
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                               49,249,528          7,584,109
                                                                                ----------------------------------
Net increase in net assets resulting from operations                                77,050,113         31,923,820

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                            (16,117,132)       (12,179,580)
Class B                                                                             (8,235,507)        (7,846,660)
Class C                                                                             (4,521,666)        (3,754,519)

------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                            130,474,143         41,101,968
Class B                                                                             17,198,067          7,719,115
Class C                                                                             48,949,671          5,391,284

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase                                                                     244,797,689         62,355,428
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                463,277,659        400,922,231
                                                                                ----------------------------------
End of period (including accumulated net investment income
of $108,639 and $785,504, respectively)                                         $  708,075,348    $   463,277,659
                                                                                ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  37 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED JULY 31,                       2005           2004            2003          2002           2001
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    11.76     $    11.48      $    11.57    $    11.46     $    11.28
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .67 1          .73             .75           .70            .67
Net realized and unrealized gain (loss)                1.10            .25            (.11)          .11            .21
                                                 -------------------------------------------------------------------------
Total from investment operations                       1.77            .98             .64           .81            .88
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.68)          (.70)           (.73)         (.70)          (.70)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    12.85     $    11.76      $    11.48    $    11.57     $    11.46
                                                 =========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    15.43%          8.53%           5.36%         7.36%          8.10%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $  384,863     $  229,450      $  184,638    $  144,592     $  100,222
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $  295,002     $  211,061      $  172,228    $  120,251     $   77,048
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  5.35%          6.01%           6.11%         6.03%          5.84%
Total expenses                                         0.81%          0.86%           0.86%         0.85%          0.94%
Expenses after payments and waivers and
reduction to custodian expenses                         N/A 4          N/A 4,5         N/A 4        0.82% 6        0.87% 6
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  30%            37%             33%           39%            58%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  38 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

CLASS B      YEAR ENDED JULY 31,                       2005           2004            2003          2002           2001
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    11.76     $    11.48      $    11.57    $    11.46     $    11.27
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .57 1          .63             .65           .62            .59
Net realized and unrealized gain (loss)                1.11            .25            (.11)          .11            .22
                                                 -------------------------------------------------------------------------
Total from investment operations                       1.68            .88             .54           .73            .81
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.59)          (.60)           (.63)         (.62)          (.62)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    12.85     $    11.76      $    11.48    $    11.57     $    11.46
                                                 =========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    14.56%          7.71%           4.56%         6.55%          7.40%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $  189,643     $  157,338      $  146,369    $  101,126     $   52,926
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $  173,663     $  156,689      $  127,280    $   75,772     $   32,037
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.62%          5.26%           5.34%         5.26%          5.03%
Total expenses                                         1.59%          1.62%           1.63%         1.61%          1.68%
Expenses after payments and waivers and
reduction to custodian expenses                         N/A 4          N/A 4,5         N/A 4        1.58% 6        1.62% 6
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  30%            37%             33%           39%            58%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  39 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C      YEAR ENDED JULY 31,                       2005           2004            2003          2002           2001
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    11.75     $    11.47      $    11.56    $    11.45     $    11.27
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .57 1          .63             .65           .61            .57
Net realized and unrealized gain (loss)                1.10            .25            (.11)          .12            .23
                                                 -------------------------------------------------------------------------
Total from investment operations                       1.67            .88             .54           .73            .80
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.59)          (.60)           (.63)         (.62)          (.62)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    12.83     $    11.75      $    11.47    $    11.56     $    11.45
                                                 =========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    14.48%          7.71%           4.57%         6.55%          7.30%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $  133,569     $   76,489      $   69,916    $   47,163     $   19,494
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   96,508     $   74,956      $   60,202    $   33,327     $   10,913
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.56%          5.25%           5.34%         5.26%          5.01%
Total expenses                                         1.59%          1.63%           1.63%         1.61%          1.68%
Expenses after payments and waivers and
reduction to custodian expenses                         N/A 4          N/A 4,5         N/A 4        1.58% 6        1.62% 6
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  30%            37%             33%           39%            58%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  40 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not


                  41 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2005, the Fund had purchased $11,981,790 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $59,446,936 as of July 31, 2005, which represents 7.88% of the Fund's total assets.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2005, securities with an aggregate market value of $60,423, representing 0.01% of the Fund's net assets, were in default.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.


                  42 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                       NET UNREALIZED
                                                                         APPRECIATION
                                                                     BASED ON COST OF
                                                                       SECURITIES AND
         UNDISTRIBUTED      UNDISTRIBUTED           ACCUMULATED     OTHER INVESTMENTS
         NET INVESTMENT         LONG-TERM                  LOSS    FOR FEDERAL INCOME
         INCOME                      GAIN    CARRYFORWARD 1,2,3          TAX PURPOSES
         ----------------------------------------------------------------------------
         $634,602                     $--            $3,220,867           $55,228,247

1. As of July 31, 2005, the Fund had $3,220,867 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2005, details of the capital loss carryforwards were as follows:

                           EXPIRING
                           ----------------------------
                           2009            $    195,858
                           2010               1,365,649
                           2013               1,659,360
                                           ------------
                           Total           $  3,220,867
                                           ============

2. During the fiscal year ended July 31, 2005, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2004, the Fund utilized $759,465 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


                  43 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax character of distributions paid during the years ended July 31, 2005 and July 31, 2004 was as follows:

                                             YEAR ENDED       YEAR ENDED
                                          JULY 31, 2005    JULY 31, 2004
         ---------------------------------------------------------------
         Distributions paid from:
         Exempt-interest dividends          $28,874,305      $23,780,759

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

         Federal tax cost of securities   $ 670,779,319
                                          ==============
         Gross unrealized appreciation    $  58,460,272
         Gross unrealized depreciation       (3,232,025)
                                          --------------
         Net unrealized appreciation      $  55,228,247
                                          ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2005, the Fund's projected benefit obligations were increased by $10,276 and payments of $2,510 were made to retired trustees, resulting in an accumulated liability of $39,829 as of July 31, 2005.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.


                  44 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED JULY 31, 2005          YEAR ENDED JULY 31, 2004
                                 SHARES            AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------
CLASS A
Sold                         12,116,018    $  151,196,257        6,348,845    $  75,835,815
Dividends and/or
distributions reinvested        695,852         8,652,502          552,950        6,600,738
Redeemed                     (2,365,369)      (29,374,616)      (3,477,589)     (41,334,585)
                             ---------------------------------------------------------------
Net increase                 10,446,501    $  130,474,143        3,424,206      $41,101,968
                             ===============================================================

--------------------------------------------------------------------------------------------
CLASS B
Sold                          2,375,112    $   29,515,607        2,430,805    $  29,026,035
Dividends and/or
distributions reinvested        314,290         3,897,091          315,813        3,768,477
Redeemed                     (1,305,293)      (16,214,631)      (2,119,775)     (25,075,397)
                             ---------------------------------------------------------------
Net increase                  1,384,109    $   17,198,067          626,843    $   7,719,115
                             ===============================================================


                  45 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                                 YEAR ENDED JULY 31, 2005          YEAR ENDED JULY 31, 2004
                                 SHARES            AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------
CLASS C
Sold                          4,460,811    $   55,895,068        2,039,798    $  24,542,492
Dividends and/or
distributions reinvested        221,073         2,744,414          199,041        2,373,352
Redeemed                       (784,051)       (9,689,811)      (1,825,116)     (21,524,560)
                             ---------------------------------------------------------------
Net increase                  3,897,833    $   48,949,671          413,723    $   5,391,284
                             ===============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2005, were as follows:

                                         PURCHASES             SALES
         -----------------------------------------------------------
         Investment securities        $300,902,353      $145,841,963

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2005, the Fund paid $273,166 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the


                  46 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares. The Distributor also receives a service fee of up to 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2005 for Class B and Class C shares were $5,240,040 and $1,639,689, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                                 CLASS A           CLASS B            CLASS C
                              CLASS A         CONTINGENT        CONTINGENT         CONTINGENT
                            FRONT-END           DEFERRED          DEFERRED           DEFERRED
                        SALES CHARGES      SALES CHARGES     SALES CHARGES      SALES CHARGES
                          RETAINED BY        RETAINED BY       RETAINED BY        RETAINED BY
YEAR ENDED                DISTRIBUTOR        DISTRIBUTOR       DISTRIBUTOR        DISTRIBUTOR
---------------------------------------------------------------------------------------------
July 31, 2005                $538,933             $4,305          $276,297            $16,742
---------------------------------------------------------------------------------------------

WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2005, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Until terminated on January 21, 2005, the Fund had entered into an


                  47 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. BORROWINGS Continued

agreement which enabled it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permitted borrowings up to $540 million, collectively. Interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.

      Effective January 21, 2005 the Fund entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $800 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (3.3439% as of July 31, 2005). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $800 million facility size.

      For the year ended July 31, 2005, the average daily loan balance was $11,147,397 at an average daily interest rate of 2.752%. The Fund had borrowings outstanding of $31,500,000 at July 31, 2005 at an interest rate of 3.3439%. The Fund had gross borrowings and gross loan repayments of $241,100,000 and $224,200,000, respectively, during the year ended July 31, 2005. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2005 was $31,500,000. The Fund paid $32,649 in fees and $254,097 in interest during the year ended July 31, 2005.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005, and amended on March 4, 2005, consolidates into a single action and amends six individual previously filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and


                  48 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                  49 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MULTI-STATE MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assess- ing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
September 13, 2005


                  50 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the year ended July 31, 2005 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  51 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied and the SEC's Public Reference Room in Washington D.C and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  52 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's advisory agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for this purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      NATURE AND EXTENT OF SERVICES. In considering the renewal of the Fund's advisory agreement for the current year, the Board evaluated the nature and extent of the services provided by the Manager and its affiliates. The Manager provides the Fund with office space, facilities and equipment; administrative, accounting, clerical, legal and compliance personnel; securities trading services; oversight of third party service providers and the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that were available to the Fund. The Board noted that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services and information the Board received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. The Board members also considered their experiences as directors or trustees of the Fund and other funds advised by the Manager. The Board received and reviewed information regarding the quality of services provided by affiliates of the Manager, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. The Board was aware that there are alternatives to retaining the Manager.

      PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Ronald H. Fielding and the Manager's Rochester Division investment team and analysts. A portfolio management team comprised of Ronald H. Fielding and other investment professionals selected from the Manager's Rochester Division manages the Fund. This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Fielding has had over 27 years of experience managing municipal bond/tax-exempt investments, is a Senior Vice President of the


                  53 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited/Continued
--------------------------------------------------------------------------------

Manager since January 1996 and is a Vice President of the Fund. Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

      The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other Pennsylvania municipal debt funds advised by other investment advisers. The Board also receives and reviews comparative performance information regarding the Fund and other funds at each Board meeting. The Board considered that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board also reviewed information, including comparative information, regarding the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other Pennsylvania municipal debt funds and other funds with comparable asset levels and distribution features. The Board considered that the Fund's contractual management fees are slightly lower than its peer group average although its total expenses and actual management fees are higher than its peer group average. In addition, the Board evaluated the comparability of the fees charged and the services provided to the Fund to the fees charged and services provided to other types of entities advised by the Manager.

      PROFITABILITY OF THE MANAGER AND AFFILIATES. The Board also reviewed information regarding the cost of services provided by the Manager and its affiliates and the Manager's profitability. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board considered that the Fund has recently experienced significant asset growth but that, based on current asset levels, the Fund is not yet approaching its last management fee breakpoint.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the


                  54 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the advisory agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreement, including the management fee, in light of all of the surrounding circumstances.


                  55 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE          HELD BY TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY
                                      OVERSEEN BY TRUSTEE

INDEPENDENT                           THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                              CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM OR UNTIL
                                      HIS OR HER RESIG- NATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                   Director of American Commercial Lines (barge company) (since January 2005);
Chairman of the Board                 Attorney at Hogan & Hartson (law firm) (since June 1993); Director of Danielson
of Trustees (since 2003);             Holding Corp. (waste-to-energy company) (since 2002); Director of Weyer-
Trustee (since 1993)                  haeuser Corp. (1999-April 2004); Director of Caterpillar, Inc. (1993-December
Age: 74                               2002); Director of ConAgra Foods (1993-2001); Director of Texas Instruments
                                      (1993-2001); Director of FMC Corporation (1993-2001). Oversees 24 portfolios in the
                                      OppenheimerFunds complex.

MATTHEW P. FINK,                      Trustee of the Committee for Economic Development (policy research foundation)
Trustee (since 2005)                  (since 2005); Director of ICI Education Foundation (education) (since October
Age: 64                               1991); President of the Investment Company Institute (trade association)
                                      (1991-2004); Director of ICI Mutual Insurance Company (insurance) (1991-2004).
                                      Oversees 24 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                      A trustee or director of other Oppenheimer funds. Oversees 34 portfolios in the
Trustee (since 1993)                  OppenheimerFunds complex.
Age: 71

PHILLIP A. GRIFFITHS,                 Director of GSI Lumonics Inc. (precision medical equipment supplier) (since
Trustee (since 1999)                  2001); Trustee of Woodward Academy (since 1983); Senior Advisor of The Andrew W.
Age: 66                               Mellon Foundation (since 2001); Member of the National Academy of Sciences
                                      (since 1979); Member of the American Philosophical Society (since 1996); Council on Foreign Relations (since 2002); Director of the Institute for Advanced Study
                                      (1991-2004); Director of Bankers Trust New York Corporation (1994-1999).
                                      Oversees 24 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                       Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)                  1998); and Senior Vice President and General Auditor of American Express
Age: 62                               Company (financial services company) (July 1998-February 2003). Oversees
                                      24 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                       Director Columbia Equity Financial Corp. (privately-held financial adviser)
Trustee (since 2002)                  (since 2002); Managing Director of Carmona Motley, Inc. (privately-held
Age: 53                               financial adviser) (since January 2002); Managing Director of Carmona Motley
                                      Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001).
                                      Oversees 24 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,                   Director of Dominion Resources, Inc. (electric utility holding company) (since
Trustee (since 1989)                  February 1972); Former Director of Prime Retail, Inc. (real estate investment
Age: 78                               trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumber-
                                      mens Mutual Casualty Company, American Motorists Insurance Company and American
                                      Manufacturers Mutual Insurance Company; Former President and Chief Executive
                                      Officer of The Conference Board, Inc. (international economic and business research). Oversees 24 portfolios in the OppenheimerFunds complex.


                  56 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

RUSSELL S. REYNOLDS, JR.,             Chairman of The Directorship Search Group, Inc. (corporate governance con-
Trustee (since 1989)                  sulting and executive recruiting) (since 1993); Life Trustee of International House
Age: 73                               (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich. Oversees 24 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,*                    Director of the following medical device companies: Medintec (since 1992) and
Trustee (since 2005)                  Cathco (since 1996); Director of Lakes Environmental Association (since 1996);
Age: 64                               Member of the Investment Committee of the Associated Jewish Charities
                                      of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-
                                      December 2001). Oversees 39 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,*                       President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)                  company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
Age: 57                               Company, Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999); Managing Member of
                                      Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999);
                                      and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 39 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                    THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                           FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES AS TRUSTEE FOR AN INDEFINITE
                                      TERM AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS RESIGNATION, DEATH OR
                                      REMOVAL.

JOHN V. MURPHY,                       Chairman, Chief Executive Officer and Director (since June 2001) and President
President and Trustee,                (since September 2000) of the Manager; President and Director or Trustee of
(2001-2004 and since 2005)            other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp.
Age: 56                               ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership
                                      Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001);
                                      Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                                      (since November 2001); Chairman and Director of Shareholder Services, Inc. and
                                      of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the
                                      Manager) (since July 2001); President and Director of OppenheimerFunds Legacy
                                      Program (charitable trust program established by the Manager) (since July 2001);
                                      Director of the following investment advisory subsidiaries of the Manager: OFI
                                      Institutional Asset Management, Inc., Centennial Asset Management Corporation,
                                      Trinity Investment Management Corporation and Tremont Capital Management, Inc.
                                      (since November 2001), HarbourView Asset Management Corporation and OFI Private
                                      Investments, Inc. (since July 2001); President (since November 1, 2001) and
                                      Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive
                                      Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of Governors (since October 3, 2003);
                                      Chief Operating Officer of the Manager (September 2000-June 2001); President and
                                      Trustee of MML Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life
                                      Insurance Company (September 1999-August 2000); President, Chief Executive
                                      Officer and Director of MML Bay State Life Insurance Company (September
                                      1999-August 2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank
                                      (wholly-owned subsidiary of

*Elected as Trustee effective August 17, 2005.


                  57 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                       Emerald Isle Bancorp) (June 1989-June 1998). Oversees 67 portfolios as a trustee
Continued                             or director and 20 additional portfolios as officer in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------------------
OFFICERS                              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MR. ZACK, TWO
                                      WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008, FOR
                                      MR. WIXTED AND MR. VANDEHEY, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924, AND
                                      FOR MR. FIELDING, 350 LINDEN OAKS, ROCHESTER, NY 14625. EACH OFFICER SERVES FOR AN
                                      ANNUAL TERM OR UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

RONALD H. FIELDING,                   Senior Vice President of the Manager (since January 1996); Chairman of the
Vice President (since 2002)           Rochester Division of the Manager (since January 1996). An officer of 10 port-
Age: 56                               folios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                      Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer
Treasurer and Principal               of the following: HarbourView Asset Management Corporation, Shareholder
Financial and Accounting              Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset
Officer (since 1999)                  Management Corporation, and Oppenheimer Partnership Holdings, Inc. (since March
Age: 45                               1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                      International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                                      Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds
                                      Legacy Program (charitable trust program established by the Manager) (since June
                                      2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March
                                      1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003);
                                      Principal and Chief Operating Officer of Bankers Trust Company-Mutual Fund
                                      Services Division (March 1995-March 1999). An officer of 87 portfolios in the
                                      OppenheimerFunds complex.

ROBERT G. ZACK,                       Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2001)                2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 56                               December 2001); General Counsel of Centennial Asset Management Corporation
                                      (since December 2001); Senior Vice President and General Counsel of HarbourView
                                      Asset Management Corporation (since December 2001); Secretary and General
                                      Counsel of OAC (since November 2001); Assistant Secretary (since September 1997)
                                      and Director (since November 2001) of OppenheimerFunds International Ltd. and
                                      OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                      Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                                      Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services,
                                      Inc. (since December 2001); Senior Vice President, General Counsel and Director
                                      of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                      Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                      President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                      November 2001); Director of OppenheimerFunds (Asia) Limited (since December
                                      2003); Senior Vice President (May 1985-December 2003), Acting General Counsel
                                      (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                      2001) of the Manager; Assistant Secretary of the following: Shareholder
                                      Services, Inc. (May 1985-November 2001), Shareholder Financial Services, Inc.
                                      (November 1989-November 2001), and OppenheimerFunds International Ltd.
                                      (September 1997-November 2001). An officer of 87 portfolios in the
                                      OppenheimerFunds complex.


                  58 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

MARK S. VANDEHEY,                     Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and                    March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Chief Compliance Officer              Asset Management Corporation and Shareholder Services, Inc. (since June 1983).
(since 2004)                          Former Vice President and Director of Internal Audit of the Manager (1997-
Age: 54                               February 2004). An officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                  59 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS


---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (as of 7/31/05)

                                       CUMULATIVE                    AVERAGE ANNUAL
                                    NAV           MOP              NAV             MOP
                                 (WITHOUT     (WITH SALES       (WITHOUT       (WITH SALES
                              SALES CHARGES)    CHARGES)      SALES CHARGES)     CHARGES)
---------------------------------------------------------------------------------------------
A SHARES
---------------------------------------------------------------------------------------------
1-Year                              21.97%         16.18%            21.97%       16.18%
---------------------------------------------------------------------------------------------
5-Year                              65.58          57.72             10.61         9.54
---------------------------------------------------------------------------------------------
10-Year                            111.10         101.08              7.76         7.23
---------------------------------------------------------------------------------------------
B SHARES
---------------------------------------------------------------------------------------------
1-Year                              21.09          16.09             21.09        16.09
---------------------------------------------------------------------------------------------
5-Year                              59.37          57.37              9.77         9.49
---------------------------------------------------------------------------------------------
10-Year                            101.83         101.83              7.28         7.28
---------------------------------------------------------------------------------------------
C SHARES
---------------------------------------------------------------------------------------------
1-Year                              21.08          20.08             21.08        20.08
---------------------------------------------------------------------------------------------
5-Year                              59.36          59.36              9.77         9.77
---------------------------------------------------------------------------------------------
Since Inception (8/29/95)           95.10          95.10              6.97         6.97
---------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 15 FOR FURTHER PERFORMANCE INFORMATION.

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                  9 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN INDUSTRIES
--------------------------------------------------------------------------------
Tobacco Settlement Payments                                                23.5%
--------------------------------------------------------------------------------
Airlines                                                                   15.7
--------------------------------------------------------------------------------
Electric Utilities                                                          7.8
--------------------------------------------------------------------------------
Special Assessment                                                          6.7
--------------------------------------------------------------------------------
Multifamily Housing                                                         5.6
--------------------------------------------------------------------------------
Hospital/Health Care                                                        5.0
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               4.7
--------------------------------------------------------------------------------
Marine/Aviation Facilities                                                  4.0
--------------------------------------------------------------------------------
General Obligation                                                          3.3
--------------------------------------------------------------------------------
Adult Living Facilities                                                     3.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2005, and are based on total market value of investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                 11.0%
AA                   4.5
A                    6.5
BBB                 31.0
BB                   6.7
B                    9.0
CCC                  5.5
CC                   2.9
Not Rated           22.9

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2005, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
--------------------------------------------------------------------------------


                 10 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's distributions and share-price appreciation have combined to produce superior performance during this report period. As of July 31, 2005, the Fund's Class A shares generated 1-year total return of 21.97% without sales charge, and 16.18% with sales charge. By comparison, its primary benchmark, the Lehman Brothers Municipal Bond index, produced a total return of 6.35%.1 Yields generated by the Fund's holdings, representing a wide variety of credit qualities and industry sectors, generated approximately 36% of the Fund's total return for the period. Price appreciation in long-maturity bonds and in particular in the Fund's lower-rated and unrated holdings, and in its Master Settlement Agreement ("MSA") bonds, accounted for the remainder of the period's total return. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers. These bonds generated attractive yields and share price appreciation for shareholders during this period.

      Across the municipal bond market, the difference between yields on lower-rated and higher-rated municipals securities decreased, as the price of lower-rated municipal bonds rose more than that of high-grade bonds during this report period. However, these price movements resulted in the need for reductions in the Fund's monthly dividend during this report period. In December, 2004, the monthly dividend for Class A shares was reduced from $0.071 to $0.068; in May 2005, it was reduced to $0.064. Starting in July 2005, the monthly dividend for Class A shares was reduced from $0.064 to $0.060 per share. Distributions for other share classes were adjusted accordingly. These reductions are not related to the Fund's net asset value, which has reflected an overall increase in the combined value of Fund holdings. Importantly, these dividend reductions do not result from any material defaults of bonds in the Fund's portfolio; the Fund's holdings have continued to make scheduled payments during this report period.

      Increasing prices in the Fund's lower-rated holdings, sometimes known as "credit-spread tightening," has been a significant driver of the Fund's total return during this report period. The Fund's net asset value increased in this period, largely through price appreciation in bonds that we had selected for their yield and structural characteristics.

1. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds. The index cannot be purchased directly by investors. Index performance is for illustrative purposes only and does not predict or depict the performance of a fund.


                 11 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

With generally higher prices of longer-term, lower-rated and non-rated municipal securities, the Fund began adopting a general strategy of investing a larger portion of its funds in higher-quality bonds during this period. We believe that new municipal bond issues have offered fewer higher-yielding municipal bonds that possess what we consider to be a favorable balance of risk and reward for the Fund.

      The Fund's holdings in airline sector bonds, which comprised 15.7% of the Fund's investments as of July 31, 2005, benefited from credit-spread tightening and growing passenger traffic during this report period. However, the airline industry continues to face high fuel prices and a difficult operating environment. As a result, airline bond prices have not experienced as large a price rally as bonds in other industry sectors. We continue to seek value in this airline sector, applying our bottom-up analysis to identify opportunities appropriate for the Fund.

      During this report period we added bonds backed by payments from United Airlines ("UAL") to the Fund's portfolio. At the time of purchase, these bonds carried the right to accrued interest payments that had not yet been paid. Through continued business restructuring, UAL has been ordered to make interest payments into an escrow account, pending final judicial interpretation of the terms of these bonds. We believe that the final interpretation will require payment of escrowed interest on these bonds, which we expect will ultimately benefit shareholders.

      A small percentage of the Fund's holdings are currently exposed to "taxability risk", meaning the possibility that income from these bonds could be deemed federally taxable by the Internal Revenue Service ("IRS"). The IRS is currently investigating the structure of a small number of the Fund's holdings in this regard, but we have not learned of any findings as of the date of this report. Some of these bonds held by the Fund have a "taxability call" feature by which they must be redeemed by the issuer if their income is deemed taxable; others have a feature by which the issuer would repay the Fund for any tax liability incurred. As of July 31, 2005, these bonds represent less than 3% of the Fund's portfolio.

      The Fund's position in municipal inverse-floating rate securities contributed to positive performance. These are tax-exempt securities whose interest payments move inversely to short-term interest rates. We have sought to offset some of the interest-rate sensitivity of these bonds by also investing in premium-coupon, callable bonds whose market prices tend to exhibit little interest-rate sensitivity.

      Bonds backed by payments from Bombardier, a Montreal manufacturer of airplanes and trains, underperformed during this period. Added to the Fund's portfolio before this report period, these bonds were downgraded from Baa3 to Ba2, with a negative credit


                 12 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS outlook, on 11/12/04. The downgrade was the result of weak demand in both the aerospace and rail businesses. These bonds, representing a less than 1% of the Fund's assets, were sold during this report period.

      As of July 31, 2005, tobacco bonds backed by the national Master Settlement Agreement accounted for 23.5% of investments, making it the Fund's largest single industry sector. MSA bond prices have increased significantly during this report period. Virginia MSA bonds issued in May 2005 were the first new tobacco bonds to be paid solely from tobacco settlement revenues since early 2003. During this report period, Westchester County, New York pre-refunded its MSA-backed bonds in June, and other municipalities announced plans to pre-refund many of their MSA-backed bonds, as well. In a pre-refunding, a new bond issue generates proceeds that are earmarked to pay off another previously-issued--but not yet callable--bond. When a municipal bond is pre-refunded, its price generally rises significantly. The market reacted favorably to the issuance of new MSA bonds, and prices of MSA-backed tobacco bonds rose as speculation of additional new issuance to refund outstanding, higher coupon MSA-backed bonds increased.

      Positive news on tobacco litigation contributed to the large price rally in MSA-backed bonds. One significant event during this period was the ruling of a federal appeals court in Washington, D.C. that the U.S. government could not seek disgorgement of $280 billion in past profits from the tobacco industry under the Racketeer Influenced Corrupt Organizations Act ("RICO"). The United States Court of Appeals for the District of Columbia subsequently denied the Department of Justice's request to reconsider this decision. However, on July 18, 2005, the Government filed its petition for certiorari seeking further review on this issue by the United States Supreme Court. During final arguments in this case in June 2005, the U.S. government reduced its demand for damages from the tobacco industry to $14 billion--a huge reduction from the original $280 billion claim. It is not clear when the trial judge will make a final decision in this case. However, developments during this report period have been positive for the tobacco industry and, by extension, for MSA bonds.

      Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Notwithstanding recent dividend reductions, we believe that the Fund's shareholders will continue to benefit from highly competitive yields despite current market conditions.

      OppenheimerFunds offers two other national municipal bond choices that investors may use in combination with Oppenheimer Rochester National Municipals.


                 13 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Oppenheimer Limited Term Municipal Fund invests in shorter-term municipal bonds, at least 95% of which are investment-grade, with generally much lower price volatility than longer-term or lower credit quality funds. Investors subject to the federal Alternative Minimum Tax may consider Oppenheimer AMT-Free Municipals, which offers investors tax-free income that is not includable in the Alternative Minimum Tax computation. Your financial advisor can help to identify whether there is an advantage to investing in Oppenheimer Rochester National Municipals in conjunction with another Oppenheimer municipal bond fund.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2005. In the case of Class A and Class B shares, performance is measured over a ten-year period. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                 14 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Rochester National Municipals (Class A)

      Lehman Brothers Municipal Bond Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Rochester National        Lehman Brothers
        Date                  Municipals (Class A)          Municipal Bond Index
    12/31/1995                        9,525                         10,000
    03/31/1996                        9,409                          9,880
    06/30/1996                        9,454                          9,955
    07/31/1996   (1)                  9,549                         10,045
    10/31/1996                        9,759                         10,298
    01/31/1997                        9,930                         10,463
    04/30/1997                        9,954                         10,505
    07/31/1997                       10,445                         11,075
    10/31/1997                       10,587                         11,173
    01/31/1998                       10,913                         11,520
    04/30/1998                       10,875                         11,482
    07/31/1998                       11,127                         11,739
    10/31/1998                       11,360                         12,069
    01/31/1999                       11,557                         12,286
    04/30/1999                       11,555                         12,280
    07/31/1999                       11,278                         12,077
    10/31/1999                       10,896                         11,855
    01/31/2000                       10,748                         11,840
    04/30/2000                       11,060                         12,167
    07/31/2000                       11,422                         12,597
    10/31/2000                       11,680                         12,864
    01/31/2001                       12,155                         13,413
    04/30/2001                       12,156                         13,429
    07/31/2001                       12,567                         13,867
    10/31/2001                       12,876                         14,215
    01/31/2002                       12,842                         14,204
    04/30/2002                       13,129                         14,369
    07/31/2002                       13,432                         14,797
    10/31/2002                       12,754                         15,050
    01/31/2003                       12,631                         15,264
    04/30/2003                       12,889                         15,589
    07/31/2003                       13,749                         15,331
    10/31/2003                       14,822                         15,819
    01/31/2004                       15,725                         16,209
    04/30/2004                       15,455                         16,007
    07/31/2004                       15,506                         16,218
    10/31/2004                       16,407                         16,774
    01/31/2005                       17,347                         16,996
    04/30/2005                       18,060                         17,098
    07/31/2005                       18,909                         17,247

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/05

1-Year   16.18%   5-Year   9.54%   10-Year   7.23%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from 12/31 to 7/31.


                 15 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Rochester National Municipals (Class B)

      Lehman Brothers Municipal Bond Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Rochester National        Lehman Brothers
        Date                  Municipals (Class B)          Municipal Bond Index
    12/31/1995                       10,000                         10,000
    03/31/1996                        9,851                          9,880
    06/30/1996                        9,879                          9,955
    07/31/1996   (1)                  9,981                         10,045
    10/31/1996                       10,182                         10,298
    01/31/1997                       10,331                         10,463
    04/30/1997                       10,347                         10,505
    07/31/1997                       10,836                         11,075
    10/31/1997                       10,962                         11,173
    01/31/1998                       11,278                         11,520
    04/30/1998                       11,218                         11,482
    07/31/1998                       11,454                         11,739
    10/31/1998                       11,672                         12,069
    01/31/1999                       11,852                         12,286
    04/30/1999                       11,828                         12,280
    07/31/1999                       11,523                         12,077
    10/31/1999                       11,102                         11,855
    01/31/2000                       10,941                         11,840
    04/30/2000                       11,237                         12,167
    07/31/2000                       11,582                         12,597
    10/31/2000                       11,821                         12,864
    01/31/2001                       12,277                         13,413
    04/30/2001                       12,257                         13,429
    07/31/2001                       12,646                         13,867
    10/31/2001                       12,933                         14,215
    01/31/2002                       12,889                         14,204
    04/30/2002                       13,177                         14,369
    07/31/2002                       13,481                         14,797
    10/31/2002                       12,801                         15,050
    01/31/2003                       12,677                         15,264
    04/30/2003                       12,936                         15,589
    07/31/2003                       13,799                         15,331
    10/31/2003                       14,876                         15,819
    01/31/2004                       15,783                         16,209
    04/30/2004                       15,511                         16,007
    07/31/2004                       15,562                         16,218
    10/31/2004                       16,467                         16,774
    01/31/2005                       17,411                         16,996
    04/30/2005                       18,126                         17,098
    07/31/2005                       18,978                         17,247

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/05

1-Year   16.09%   5-Year   9.49%   10-Year   7.28%


                 16 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Rochester National Municipals (Class C)

      Lehman Brothers Municipal Bond Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Rochester National        Lehman Brothers
        Date                  Municipals (Class C)          Municipal Bond Index
    08/29/1995                       10,000                       10,000
    09/30/1995                       10,131                       10,063
    12/31/1995                       10,586                       10,479
    03/31/1996                       10,433                       10,353
    06/30/1996                       10,455                       10,432
    07/31/1996   (1)                 10,563                       10,526
    10/31/1996                       10,775                       10,791
    01/31/1997                       10,929                       10,963
    04/30/1997                       10,935                       11,008
    07/31/1997                       11,452                       11,605
    10/31/1997                       11,585                       11,708
    01/31/1998                       11,920                       12,072
    04/30/1998                       11,855                       12,032
    07/31/1998                       12,106                       12,301
    10/31/1998                       12,337                       12,647
    01/31/1999                       12,528                       12,874
    04/30/1999                       12,502                       12,868
    07/31/1999                       12,179                       12,655
    10/31/1999                       11,744                       12,423
    01/31/2000                       11,562                       12,407
    04/30/2000                       11,876                       12,750
    07/31/2000                       12,242                       13,201
    10/31/2000                       12,495                       13,480
    01/31/2001                       12,979                       14,055
    04/30/2001                       12,957                       14,072
    07/31/2001                       13,370                       14,531
    10/31/2001                       13,674                       14,896
    01/31/2002                       13,612                       14,884
    04/30/2002                       13,890                       15,057
    07/31/2002                       14,184                       15,506
    10/31/2002                       13,429                       15,770
    01/31/2003                       13,285                       15,995
    04/30/2003                       13,533                       16,336
    07/31/2003                       14,408                       16,065
    10/31/2003                       15,490                       16,576
    01/31/2004                       16,404                       16,985
    04/30/2004                       16,091                       16,773
    07/31/2004                       16,113                       16,994
    10/31/2004                       17,019                       17,577
    01/31/2005                       17,961                       17,809
    04/30/2005                       18,665                       17,916
    07/31/2005                       19,509                       18,073

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/05

1-Year 20.08% 5-Year 9.77% Since Inception (8/29/95) 6.97%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from 12/31 to 7/31.


                 17 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES
--------------------------------------------------------------------------------

TOTAL RETURNS AND THE ENDING ACCOUNT VALUES IN THE GRAPHS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

CLASS A shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                 18 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                 19 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                  BEGINNING       ENDING          EXPENSES
                                  ACCOUNT         ACCOUNT         PAID DURING
                                  VALUE           VALUE           6 MONTHS ENDED
                                  (2/1/05)        (7/31/05)       JULY 31, 2005
--------------------------------------------------------------------------------
Class A Actual                    $1,000.00       $1,090.20       $3.48
--------------------------------------------------------------------------------
Class A Hypothetical               1,000.00        1,021.47        3.36
--------------------------------------------------------------------------------
Class B Actual                     1,000.00        1,086.70        7.53
--------------------------------------------------------------------------------
Class B Hypothetical               1,000.00        1,017.60        7.28
--------------------------------------------------------------------------------
Class C Actual                     1,000.00        1,086.20        7.47
--------------------------------------------------------------------------------
Class C Hypothetical               1,000.00        1,017.65        7.23

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2005 are as follows:

CLASS            EXPENSE RATIOS
-------------------------------
Class A               0.67%
-------------------------------
Class B               1.45
-------------------------------
Class C               1.44
--------------------------------------------------------------------------------


                 20 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  July 31, 2005
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                 COUPON            MATURITY      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--103.7%
-----------------------------------------------------------------------------------------------------------------------
ALABAMA--1.3%
$ 30,000,000     AL Hsg. Finance Authority (Single Family)                    5.450%         10/01/2032   $  30,838,200
-----------------------------------------------------------------------------------------------------------------------
     190,000     AL IDA Solid Waste Disposal (Pine City Fiber Company)        6.450          12/01/2023         198,712
-----------------------------------------------------------------------------------------------------------------------
      55,000     AL IDA Solid Waste Disposal (Pine City Fiber Company)        6.450          12/01/2023          57,999
-----------------------------------------------------------------------------------------------------------------------
  11,000,000     AL Space Science Exhibit Finance Authority                   6.000          10/01/2025      10,930,260
-----------------------------------------------------------------------------------------------------------------------
   5,845,000     Courtland, AL Industrial Devel. Board
                 (Champion International Corp.), Series A                     6.375          03/01/2029       5,894,683
-----------------------------------------------------------------------------------------------------------------------
   2,200,000     Rainbow City, AL Special Health Care Facilities
                 Financing Authority (Regency Pointe)                         8.250          01/01/2031         887,524
-----------------------------------------------------------------------------------------------------------------------
      10,000     Selma, AL Industrial Devel. Board
                 (International Paper Company)                                6.000          05/01/2025          10,558
-----------------------------------------------------------------------------------------------------------------------
      30,000     South Marengo County, AL Water
                 & Fire Protection Authority                                  7.700          05/01/2008          30,299
                                                                                                          -------------
                                                                                                             48,848,235
-----------------------------------------------------------------------------------------------------------------------
 ALASKA--0.2%
     260,000     AK Northern Tobacco Securitization Corp. (TASC)              5.375          06/01/2021         267,717
-----------------------------------------------------------------------------------------------------------------------
     330,000     AK Northern Tobacco Securitization Corp. (TASC)              5.500          06/01/2029         341,025
-----------------------------------------------------------------------------------------------------------------------
   5,170,000     AK Northern Tobacco Securitization Corp. (TASC)              6.500          06/01/2031       5,502,638
                                                                                                          -------------
                                                                                                              6,111,380
-----------------------------------------------------------------------------------------------------------------------
 ARIZONA--0.6%
     200,000     Apache County, AZ IDA
                 (Tucson Electric Power Company)                              5.875          03/01/2033         200,058
-----------------------------------------------------------------------------------------------------------------------
   7,000,000     AZ Health Facilities Authority (American Baptist
                 Estates)                                                     7.750          11/15/2033       7,311,640
-----------------------------------------------------------------------------------------------------------------------
     520,000     Coconino County, AZ Pollution Control
                 (Nevada Power Company)                                       6.375          10/01/2036         534,279
-----------------------------------------------------------------------------------------------------------------------
   3,360,000     Gila County, AZ IDA (Asarco, Inc.) 1,2                       5.550          01/01/2027       2,966,309
-----------------------------------------------------------------------------------------------------------------------
     310,000     Maricopa County, AZ IDA (Sun King Apartments)                6.750          11/01/2018         280,863
-----------------------------------------------------------------------------------------------------------------------
     490,000     Maricopa County, AZ IDA (Sun King Apartments)                6.750          05/01/2031         418,583
-----------------------------------------------------------------------------------------------------------------------
   4,375,000     Maricopa County, AZ Pollution Control ROLs 3,4              12.447 5        08/01/2033       4,460,925
-----------------------------------------------------------------------------------------------------------------------
      50,000     Navajo County, AZ IDA (Stone Container Corp.)                7.400          04/01/2026          51,645
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     Phoenix, AZ IDA (America West Airlines)                      6.250          06/01/2019       1,640,420
-----------------------------------------------------------------------------------------------------------------------
   1,750,000     Phoenix, AZ IDA (Royal Paper Converting)                     7.000          03/01/2014       1,702,365
-----------------------------------------------------------------------------------------------------------------------
     170,000     Pima County, AZ Devel. Authority
                 (Tucson Electric Power Company)                              6.100          09/01/2025         170,019
-----------------------------------------------------------------------------------------------------------------------
   1,385,000     Pima County, AZ IDA (Basis School)                           7.375          07/01/2034       1,413,863
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     Pima County, AZ IDA (Desert Tech Schools)                    7.000          02/01/2024       1,005,710
-----------------------------------------------------------------------------------------------------------------------
     210,000     Tucson & Pima Counties, AZ IDA (Single Family Mtg.)          6.200          01/01/2034         212,516
                                                                                                          -------------
                                                                                                             22,369,195


                 21 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                      VALUE
       AMOUNT                                                                COUPON            MATURITY       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
ARKANSAS--0.1%
$     520,000     Little River County, AR (Georgia-Pacific Corp.) 4           5.600%         10/01/2026   $      525,845
------------------------------------------------------------------------------------------------------------------------
    2,160,000     North Little Rock, AR Residential Hsg. Facilities
                  Board RITES 3                                              13.355 5        02/20/2017         2,531,34
                                                                                                          --------------
                                                                                                               3,057,192
------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--14.4%
    2,500,000     CA County Tobacco Securitization Agency (TASC)              5.500          06/01/2033        2,595,650
------------------------------------------------------------------------------------------------------------------------
      680,000     CA County Tobacco Securitization Agency (TASC)              5.750          06/01/2029          715,816
------------------------------------------------------------------------------------------------------------------------
    2,610,000     CA County Tobacco Securitization Agency (TASC)              5.875          06/01/2035        2,742,249
------------------------------------------------------------------------------------------------------------------------
    7,285,000     CA County Tobacco Securitization Agency (TASC)              5.875          06/01/2043        7,716,855
------------------------------------------------------------------------------------------------------------------------
    2,375,000     CA County Tobacco Securitization Agency (TASC)              5.875          06/01/2043        2,496,054
------------------------------------------------------------------------------------------------------------------------
    5,105,000     CA County Tobacco Securitization Agency (TASC)              5.875          06/01/2043        5,365,202
------------------------------------------------------------------------------------------------------------------------
    1,605,000     CA County Tobacco Securitization Agency (TASC)              6.000          06/01/2038        1,697,833
------------------------------------------------------------------------------------------------------------------------
    2,930,000     CA County Tobacco Securitization Agency (TASC)              6.000          06/01/2042        3,099,471
------------------------------------------------------------------------------------------------------------------------
      155,000     CA County Tobacco Securitization Agency (TASC)              6.000          06/01/2043          163,965
------------------------------------------------------------------------------------------------------------------------
    5,000,000     CA County Tobacco Securitization Agency (TASC)              6.125          06/01/2038        5,325,000
------------------------------------------------------------------------------------------------------------------------
    2,720,000     CA Golden State Tobacco Securitization Corp.                5.500          06/01/2043        3,054,723
------------------------------------------------------------------------------------------------------------------------
    3,655,000     CA Golden State Tobacco Securitization Corp.                6.250          06/01/2033        4,077,153
------------------------------------------------------------------------------------------------------------------------
   13,180,000     CA Golden State Tobacco Securitization Corp.                6.625          06/01/2040       15,070,803
------------------------------------------------------------------------------------------------------------------------
   23,855,000     CA Golden State Tobacco Securitization Corp.                6.750          06/01/2039       27,476,189
------------------------------------------------------------------------------------------------------------------------
  160,000,000     CA Golden State Tobacco Securitization Corp.
                  (TASC) 4                                                    5.000          06/01/2045      164,422,400
------------------------------------------------------------------------------------------------------------------------
    1,510,000     CA Golden State Tobacco Securitization Corp. (TASC)         7.875          06/01/2042        1,883,559
------------------------------------------------------------------------------------------------------------------------
    7,320,000     CA Golden State Tobacco Securitization Corp. RITES 3       11.954 5        06/01/2043       10,923,050
------------------------------------------------------------------------------------------------------------------------
    6,800,000     CA Golden State Tobacco Securitization Corp. RITES 3       12.988 5        06/01/2043       10,147,096
------------------------------------------------------------------------------------------------------------------------
    3,790,000     CA Pollution Control Financing Authority
                  (Browning-Ferris Industries)                                6.875          11/01/2027        3,847,608
------------------------------------------------------------------------------------------------------------------------
    4,880,000     CA Statewide CDA (Aspire Public Schools)                    7.250          08/01/2031        4,970,329
------------------------------------------------------------------------------------------------------------------------
    5,000,000     CA Statewide CDA (Daughters of Charity)                     5.250          07/01/2035        5,252,750
------------------------------------------------------------------------------------------------------------------------
    9,000,000     CA Statewide CDA (East Valley Tourist)                      9.250          10/01/2020        9,934,110
------------------------------------------------------------------------------------------------------------------------
   19,000,000     CA Statewide CDA (East Valley Tourist)                     11.000          10/01/2020       19,561,070
------------------------------------------------------------------------------------------------------------------------
    3,000,000     CA Statewide CDA (Elder Care Alliance)                      8.250          11/15/2032        3,111,570
------------------------------------------------------------------------------------------------------------------------
   14,400,000     CA Statewide CDA (Fairfield Apartments)                     7.250          01/01/2035       14,686,992
------------------------------------------------------------------------------------------------------------------------
   47,039,000     CA Statewide CDA (United Airlines) 1,2                      5.700          10/01/2033       30,659,079
------------------------------------------------------------------------------------------------------------------------
    4,500,000     CA Statewide Financing Authority Tobacco
                  Settlement (TASC)                                           6.000          05/01/2037        4,757,535
------------------------------------------------------------------------------------------------------------------------
    1,405,000     CA Statewide Financing Authority Tobacco
                  Settlement (TASC)                                           6.000          05/01/2043        1,485,408
------------------------------------------------------------------------------------------------------------------------
      100,000     CA Statewide Financing Authority Tobacco
                  Settlement (TASC)                                           6.000          05/01/2043          105,723
------------------------------------------------------------------------------------------------------------------------
    3,995,000     CA Valley Health System COP                                 6.875          05/15/2023        4,000,953
------------------------------------------------------------------------------------------------------------------------
    9,010,000     CA Veterans GO                                              4.750          12/01/2018        9,169,027


                 22 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                COUPON            MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$ 21,000,000     CA Veterans GO                                              4.900%         12/01/2025   $   21,290,220
-----------------------------------------------------------------------------------------------------------------------
  57,500,000     CA Veterans GO 6                                            5.050          12/01/2036       59,190,500
-----------------------------------------------------------------------------------------------------------------------
   1,535,000     Lathrop, CA Special Tax Community Facilities
                 District No. 03-2                                           7.000          09/01/2033        1,607,790
-----------------------------------------------------------------------------------------------------------------------
   3,250,000     Long Beach, CA Harbor DRIVERS 3                            12.918 5        05/15/2027        4,041,765
-----------------------------------------------------------------------------------------------------------------------
   5,700,000     Los Angeles, CA Regional Airports Improvement
                 Corp. (Air Canada)                                          8.750          10/01/2014        5,639,637
-----------------------------------------------------------------------------------------------------------------------
  10,000,000     Los Angeles, CA Regional Airports Improvement
                 Corp. (American Airlines)                                   7.500          12/01/2024       10,705,100
-----------------------------------------------------------------------------------------------------------------------
   1,135,000     Los Angeles, CA Regional Airports Improvement
                 Corp. (Delta Airlines)                                      6.350          11/01/2025          934,241
-----------------------------------------------------------------------------------------------------------------------
   8,485,000     Los Angeles, CA Regional Airports Improvement
                 Corp. (Delta-Continental Airlines)                          9.250          08/01/2024        8,591,911
-----------------------------------------------------------------------------------------------------------------------
   9,800,000     Northern CA Tobacco Securitization Authority (TASC)         5.375          06/01/2041       10,039,708
-----------------------------------------------------------------------------------------------------------------------
   1,565,000     Northern CA Tobacco Securitization Authority (TASC),
                 Series A                                                    5.250          06/01/2031        1,588,444
-----------------------------------------------------------------------------------------------------------------------
   2,200,000     San Diego County, CA COP                                    5.700          02/01/2028        2,143,702
-----------------------------------------------------------------------------------------------------------------------
   5,025,000     Southern CA Tobacco Securitization Authority (TASC)         5.500          06/01/2036        5,183,338
-----------------------------------------------------------------------------------------------------------------------
   8,550,000     Southern CA Tobacco Securitization Authority (TASC)         5.625          06/01/2043        8,888,324
-----------------------------------------------------------------------------------------------------------------------
   8,335,000     Southern CA Tobacco Securitization Authority (TASC)         6.000          06/01/2043        8,814,596
-----------------------------------------------------------------------------------------------------------------------
   2,680,000     Val Verde, CA Unified School District Special Tax           5.450          09/01/2036        2,707,068
                                                                                                         --------------
                                                                                                            531,881,566
-----------------------------------------------------------------------------------------------------------------------
COLORADO--2.0%
   1,620,000     Beacon Point, CO Metropolitan District                      6.125          12/01/2025        1,612,386
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     Beacon Point, CO Metropolitan District                      6.250          12/01/2035        1,983,660
-----------------------------------------------------------------------------------------------------------------------
   6,000,000     Central Marksheffel, CO Metropolitan District               7.250          12/01/2029        6,338,520
-----------------------------------------------------------------------------------------------------------------------
  24,295,000     CO Educational & Cultural Facilities Authority              6.000          07/01/2042       24,268,518
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     CO Educational & Cultural Facilities Authority
                 (Colorado Lutheran High School Assoc.)                      7.625          06/01/2034        2,124,380
-----------------------------------------------------------------------------------------------------------------------
     830,000     CO Hsg. & Finance Authority                                 6.400          11/01/2024          854,278
-----------------------------------------------------------------------------------------------------------------------
   1,170,000     CO Hsg. & Finance Authority                                 6.450          04/01/2030        1,235,485
-----------------------------------------------------------------------------------------------------------------------
     240,000     CO Hsg. & Finance Authority                                 7.050          04/01/2031          248,114
-----------------------------------------------------------------------------------------------------------------------
     695,000     CO Hsg. & Finance Authority                                 8.400          10/01/2021          756,042
-----------------------------------------------------------------------------------------------------------------------
     600,000     CO Hsg. & Finance Authority (Single Family), Series C-2     6.600          08/01/2032          627,048
-----------------------------------------------------------------------------------------------------------------------
   4,535,000     Colorado Springs, CO Utilities ROLs 3,4                    13.258 5        11/15/2043        5,238,651
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     Denver, CO City & County Airport Special Facilities
                 (United Air Lines) 1,2                                      6.875          10/01/2032        1,825,340
-----------------------------------------------------------------------------------------------------------------------
   3,625,000     High Plains, CO Metropolitan District                       6.125          12/01/2025        3,674,518
-----------------------------------------------------------------------------------------------------------------------
   5,625,000     High Plains, CO Metropolitan District                       6.250          12/01/2035        5,704,819
-----------------------------------------------------------------------------------------------------------------------
   3,725,000     Highline Business Improvement District (Littleton, CO)      5.250          12/15/2019        2,523,688


                 23 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                 COUPON            MATURITY      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
COLORADO Continued
$ 11,000,000     Lincoln Park, CO Metropolitan District                       7.750%         12/01/2026   $  11,767,360
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     Southlands, CO Medical District                              7.000          12/01/2024       1,099,490
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     Southlands, CO Medical District                              7.125          12/01/2034       2,195,760
                                                                                                          -------------
                                                                                                             74,078,057
-----------------------------------------------------------------------------------------------------------------------
CONNECTICUT--0.1%
   1,500,000     CT Devel. Authority Airport Facility (Learjet)               7.950          04/01/2026       1,808,925
-----------------------------------------------------------------------------------------------------------------------
   1,500,000     CT Resource Recovery Authority
                 (Browning-Ferris Industries)                                 6.450          11/15/2022       1,528,650
                                                                                                          -------------
                                                                                                              3,337,575
-----------------------------------------------------------------------------------------------------------------------
DELAWARE--0.0%
     200,000     DE Hsg. (Multifamily)                                        7.000          05/01/2025         200,952
-----------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--1.4%
      85,000     District of Columbia HFA (Benning Road Apartments)           6.300          01/01/2012          85,638
-----------------------------------------------------------------------------------------------------------------------
     100,000     District of Columbia Tobacco Settlement Financing Corp.      6.250          05/15/2024         107,826
-----------------------------------------------------------------------------------------------------------------------
   3,295,000     District of Columbia Tobacco Settlement Financing Corp.      6.500          05/15/2033       3,916,832
-----------------------------------------------------------------------------------------------------------------------
  26,885,000     District of Columbia Tobacco Settlement Financing Corp.      6.750          05/15/2040      30,007,424
-----------------------------------------------------------------------------------------------------------------------
   2,055,000     Metropolitan Washington, D.C. Airport Authority
                 DRIVERS 3,4                                                 12.997 5        10/01/2011       2,422,023
-----------------------------------------------------------------------------------------------------------------------
   5,575,000     Metropolitan Washington, D.C. Airport Authority ROLs 3      13.402 5        10/01/2032       6,630,905
-----------------------------------------------------------------------------------------------------------------------
   6,580,000     Metropolitan Washington, D.C. Airport Authority,
                 Series A ROLs 3                                             13.402 5        10/01/2020       7,256,161
                                                                                                          -------------
                                                                                                             50,426,809
-----------------------------------------------------------------------------------------------------------------------
FLORIDA--7.1%
   2,200,000     Beacon, FL Tradeport Community Devel. District               7.250          05/01/2033       2,382,930
-----------------------------------------------------------------------------------------------------------------------
   2,750,000     Beacon, FL Tradeport Community Devel. District RITES 3      13.419 5        05/01/2032       3,718,220
-----------------------------------------------------------------------------------------------------------------------
   7,625,000     Bonnet Creek, FL Resort Community Devel.
                 District Special Assessment                                  7.500          05/01/2034       8,225,698
-----------------------------------------------------------------------------------------------------------------------
   1,900,000     Dade County, FL IDA (Miami Cerebral Palsy Residence)         8.000          06/01/2022       1,941,629
-----------------------------------------------------------------------------------------------------------------------
      50,000     FL Capital Projects Finance Authority CCRC
                 (Glenridge on Palmer Ranch)                                  7.625          06/01/2032          52,465
-----------------------------------------------------------------------------------------------------------------------
   8,485,000     FL Capital Projects Finance Authority CCRC
                 (Glenridge on Palmer Ranch)                                  8.000          06/01/2032       9,436,508
-----------------------------------------------------------------------------------------------------------------------
     710,000     FL Capital Trust Agency (American Opportunity)               8.250          12/01/2038         660,627
-----------------------------------------------------------------------------------------------------------------------
  24,400,000     FL Capital Trust Agency (Seminole Tribe                      8.950          10/01/2033      26,674,080
                 Convention) 6
-----------------------------------------------------------------------------------------------------------------------
  72,110,000     FL Capital Trust Agency (Seminole Tribe Convention)         10.000          10/01/2033      79,367,872
-----------------------------------------------------------------------------------------------------------------------
  28,230,000     FL Capital Trust Agency Multifamily Affordable Hsg.,
                 Series C                                                     8.125          10/01/2038      28,096,190
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     FL City Center Community Devel. District                     6.125          05/01/2036       2,007,580
-----------------------------------------------------------------------------------------------------------------------
     260,000     FL HFA (Multifamily Hsg.), Series I                          6.625          07/01/2028         249,072
-----------------------------------------------------------------------------------------------------------------------
     570,000     FL HFA (Multifamily Hsg.), Series I-1                        6.100          01/01/2009         571,248


                 24 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                 COUPON            MATURITY      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$  1,660,000     FL HFC (Tallahassee Augustine Club Apartments)               8.250%         10/01/2030   $   1,541,825
-----------------------------------------------------------------------------------------------------------------------
   5,220,000     FL HFC (Westchase Apartments)                                6.610          07/01/2038       4,540,147
-----------------------------------------------------------------------------------------------------------------------
     665,000     Grand Haven, FL Community Devel. District
                 Special Assessment, Series B                                 6.900          05/01/2019         670,227
-----------------------------------------------------------------------------------------------------------------------
   2,255,000     Hillsborough County, FL Hsg. & Finance Authority
                 (Gardens at South Bay Apartments) ROLs 3                    11.374 5        07/01/2022       2,240,207
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     Hillsborough County, FL IDA
                 (National Gypsum Company)                                    7.125          04/01/2030       2,245,420
-----------------------------------------------------------------------------------------------------------------------
   9,250,000     Hillsborough County, FL IDA (Senior Care Group)              6.700          07/01/2021       9,476,163
-----------------------------------------------------------------------------------------------------------------------
   3,500,000     Hillsborough County, FL IDA (Senior Care Group)              6.750          07/01/2029       3,566,255
-----------------------------------------------------------------------------------------------------------------------
   1,500,000     Jacksonville, FL Economic Devel. Corp.
                 (Met Packaging Solutions)                                    5.500          10/01/2030       1,581,765
-----------------------------------------------------------------------------------------------------------------------
   4,500,000     Jacksonville, FL Health Facilities Authority ROLs 3         13.522 5        11/15/2032       5,426,010
-----------------------------------------------------------------------------------------------------------------------
   1,225,000     Keys Cove, FL Community Devel. District                      5.875          05/01/2035       1,275,433
-----------------------------------------------------------------------------------------------------------------------
   1,800,000     Madison County, FL Mtg. (Twin Oaks)                          6.000          07/01/2025       1,788,732
-----------------------------------------------------------------------------------------------------------------------
  14,090,000     Martin County, FL IDA (Indiantown Cogeneration)              7.875          12/15/2025      14,325,303
-----------------------------------------------------------------------------------------------------------------------
     670,000     Martin County, FL IDA (Indiantown Cogeneration)              8.050          12/15/2025         681,196
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     Miami Beach, FL Health Facilities Authority
                 (Mt. Sinai Medical Center)                                   6.700          11/15/2019       1,092,520
-----------------------------------------------------------------------------------------------------------------------
     500,000     Miami Beach, FL Health Facilities Authority
                 (Mt. Sinai Medical Center)                                   6.800          11/15/2031         547,400
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     Miami, FL Health Facilities Authority
                 (Mercy Hospital) IRS                                         7.770 5        08/15/2015       2,045,920
-----------------------------------------------------------------------------------------------------------------------
   1,500,000     Orange County, FL Health Facilities Authority
                 (Orlando Lutheran Towers)                                    8.750          07/01/2026       1,619,130
-----------------------------------------------------------------------------------------------------------------------
     685,000     Palm Beach County, FL Multifamily
                 (Boynton Apartments) 1,2                                     8.000          01/01/2014         377,483
-----------------------------------------------------------------------------------------------------------------------
      15,000     Pinellas County, FL Educational Facilities Authority
                 (Eckerd College)                                             7.750          07/01/2014          15,025
-----------------------------------------------------------------------------------------------------------------------
   1,750,000     Reunion East, FL Community Devel. District                   5.800          05/01/2036       1,804,810
-----------------------------------------------------------------------------------------------------------------------
  10,000,000     Reunion East, FL Community Devel. District, Series A         7.375          05/01/2033      11,213,300
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     Reunion West, FL Community Devel. District
                 Special Assessment                                           6.250          05/01/2036       2,113,480
-----------------------------------------------------------------------------------------------------------------------
   3,965,000     Sanford, FL Airport Facilities Authority
                 (Central Florida Terminals)                                  7.500          05/01/2010       3,950,924
-----------------------------------------------------------------------------------------------------------------------
   5,880,000     Sanford, FL Airport Facilities Authority
                 (Central Florida Terminals)                                  7.500          05/01/2015       5,823,493
-----------------------------------------------------------------------------------------------------------------------
   1,145,000     Sanford, FL Airport Facilities Authority
                 (Central Florida Terminals)                                  7.500          05/01/2021       1,125,844
-----------------------------------------------------------------------------------------------------------------------
  10,395,000     Sanford, FL Airport Facilities Authority
                 (Central Florida Terminals)                                  7.750          05/01/2021      10,416,518
-----------------------------------------------------------------------------------------------------------------------
   4,475,000     Seminole County, FL IDA (Progressive Health)                 7.500          03/01/2035       4,522,838


                 25 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                     VALUE
       AMOUNT                                                               COUPON            MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
$   3,000,000     Town Center, FL at Palm Coast Community
                  Devel. District                                            6.000%         05/01/2036   $    3,055,260
                                                                                                         --------------
                                                                                                            262,466,747
-----------------------------------------------------------------------------------------------------------------------
GEORGIA--1.3%
    3,000,000     Atlanta, GA Devel. Authority Student Hsg.
                  (ADA/CAU Partners)                                         6.250          07/01/2036        3,333,780
-----------------------------------------------------------------------------------------------------------------------
      140,000     Atlanta, GA Urban Residential Finance Authority
                  (Spring Branch Apartments)                                 8.500          04/01/2026          138,296
-----------------------------------------------------------------------------------------------------------------------
      580,000     Brunswick & Glynn County, GA Devel. Authority
                  (Coastal Community Retirement Corp.)                       7.125          01/01/2025          617,132
-----------------------------------------------------------------------------------------------------------------------
    7,695,000     Brunswick & Glynn County, GA Devel. Authority
                  (Coastal Community Retirement Corp.)                       7.250          01/01/2035        8,269,124
-----------------------------------------------------------------------------------------------------------------------
    6,700,000     Burke County, GA Devel. Authority RITES 3                  9.582 5        05/01/2034        6,766,330
-----------------------------------------------------------------------------------------------------------------------
       75,000     Charlton County, GA Solid Waste Management
                  Authority (Chesser Island Road Landfill)                   7.375          04/01/2018           75,446
-----------------------------------------------------------------------------------------------------------------------
       35,000     Effingham County, GA Devel. Authority
                  (Fort James Corp.)                                         5.625          07/01/2018           34,992
-----------------------------------------------------------------------------------------------------------------------
    8,270,000     GA Hsg. & Finance Authority 4                              4.850          12/01/2037        8,315,816
-----------------------------------------------------------------------------------------------------------------------
      100,000     McDuffie County, GA County Devel. Authority
                  (Temple-Inland)                                            6.950          12/01/2023          113,737
-----------------------------------------------------------------------------------------------------------------------
    3,475,000     Rockdale County, GA Devel. Authority (Visy Paper)          7.400          01/01/2016        3,527,855
-----------------------------------------------------------------------------------------------------------------------
   14,500,000     Rockdale County, GA Devel. Authority (Visy Paper) 6        7.500          01/01/2026       14,720,545
-----------------------------------------------------------------------------------------------------------------------
      425,000     Savannah, GA EDA (Skidway Health & Living Services)        7.400          01/01/2024          446,050
-----------------------------------------------------------------------------------------------------------------------
    2,450,000     Savannah, GA EDA (Skidway Health & Living Services)        7.400          01/01/2034        2,569,291
                                                                                                         --------------
                                                                                                             48,928,394
-----------------------------------------------------------------------------------------------------------------------
HAWAII--0.7%
    2,500,000     HI Department of Budget & Finance RITES 3                 10.820 5        12/01/2022        2,876,600
-----------------------------------------------------------------------------------------------------------------------
    2,125,000     HI Department of Budget & Finance RITES 3                 11.216 5        09/01/2032        2,449,573
-----------------------------------------------------------------------------------------------------------------------
   10,600,000     HI Department of Budget & Finance Special Purpose
                  (Kahala Nui)                                               8.000          11/15/2033       12,195,724
-----------------------------------------------------------------------------------------------------------------------
    2,600,000     HI Department of Budget & Finance Special Purpose
                  (Kahala Senior Living Community)                           7.875          11/15/2023        2,999,308
-----------------------------------------------------------------------------------------------------------------------
    3,920,000     HI Department of Transportation (Continental
                  Airlines)                                                  7.000          06/01/2020        3,803,615
                                                                                                         --------------
                                                                                                             24,324,820
-----------------------------------------------------------------------------------------------------------------------
IDAHO--0.1%
    3,000,000     ID Health Facilities Authority (Valley Vista Care Corp.)   7.875          11/15/2022        3,021,720
-----------------------------------------------------------------------------------------------------------------------
ILLINOIS--2.8%
    4,262,500     Bolingbrook, IL Will & Du Page Counties Wastewater
                  Facilities (Crossroads Treatment)                          6.600          01/01/2035        4,311,945
-----------------------------------------------------------------------------------------------------------------------
    8,000,000     Caseyville, IL Tax (Forest Lakes)                          7.000          12/30/2022        8,037,600
-----------------------------------------------------------------------------------------------------------------------
    8,000,000     Centerpoint, IL Intermodal Center Program                  8.000          06/15/2023        7,834,000


                 26 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                     VALUE
       AMOUNT                                                               COUPON            MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
ILLINOIS Continued
$  13,645,000     Chicago, IL O'Hare International Airport
                  (American Airlines)                                        8.200%         12/01/2024   $   13,472,254
-----------------------------------------------------------------------------------------------------------------------
    8,050,000     Chicago, IL O'Hare International Airport RITES 3          14.806 5        01/01/2029       12,161,296
-----------------------------------------------------------------------------------------------------------------------
    2,000,000     Chicago, IL O'Hare International Airport ROLs 3           12.388 5        01/01/2034        2,235,160
-----------------------------------------------------------------------------------------------------------------------
    1,375,000     Godfrey, IL (United Methodist Village)                     5.875          11/15/2029          966,158
-----------------------------------------------------------------------------------------------------------------------
      170,000     IL Devel. Finance Authority                                8.250          08/01/2012          172,655
-----------------------------------------------------------------------------------------------------------------------
   23,540,000     IL Devel. Finance Authority (Citgo Petroleum Corp.) 6      8.000          06/01/2032       26,998,497
-----------------------------------------------------------------------------------------------------------------------
    2,000,000     IL Finance Authority (Friendship Village Schaumburg)       5.375          02/15/2025        2,020,020
-----------------------------------------------------------------------------------------------------------------------
    2,000,000     IL Finance Authority (Friendship Village Schaumburg)       5.625          02/15/2037        2,027,200
-----------------------------------------------------------------------------------------------------------------------
    1,500,000     IL Health Facilities Authority                             6.900          11/15/2033        1,586,280
-----------------------------------------------------------------------------------------------------------------------
    2,125,000     IL Health Facilities Authority RITES 3                    11.478 5        02/15/2025        2,516,255
-----------------------------------------------------------------------------------------------------------------------
       10,000     IL Hsg. Devel. Authority (Multifamily Hsg.),
                  Series A                                                   7.100          07/01/2026           10,015
-----------------------------------------------------------------------------------------------------------------------
      500,000     Peoria, IL Hsg. (Peoria Oak Woods Apartments)              7.750          10/15/2033          494,545
-----------------------------------------------------------------------------------------------------------------------
   19,026,158     Robbins, IL Res Rec (Robbins Res Rec Partners)             7.250          10/15/2024       19,442,641
                                                                                                         --------------
                                                                                                            104,286,521
-----------------------------------------------------------------------------------------------------------------------
INDIANA--1.3%
    2,175,000     East Chicago, IN Pollution Control
                  (Ispat Inland Steel Company)                               6.800          06/01/2013        2,174,696
-----------------------------------------------------------------------------------------------------------------------
   13,925,000     IN Devel. Finance Authority (Inland Steel)                 7.250          11/01/2011       14,662,607
-----------------------------------------------------------------------------------------------------------------------
    1,690,000     IN Health Facility Financing Authority RITES 3            12.939 5        11/01/2031        2,067,614
-----------------------------------------------------------------------------------------------------------------------
    2,500,000     IN Health Facility Financing Authority RITES 3            12.954 5        11/01/2031        3,058,600
-----------------------------------------------------------------------------------------------------------------------
   17,500,000     North Manchester, IN
                  (Estelle Peabody Memorial Home)                            7.250          07/01/2033       18,255,300
-----------------------------------------------------------------------------------------------------------------------
    7,120,000     Vincennes, IN Economic Devel.
                  (Southwest Indiana Regional Youth Village)                 6.250          01/01/2024        7,161,438
-----------------------------------------------------------------------------------------------------------------------
       30,000     Wabash, IN Solid Waste Disposal
                  (Jefferson Smurfit Corp.)                                  7.500          06/01/2026           31,270
                                                                                                         --------------
                                                                                                             47,411,525
-----------------------------------------------------------------------------------------------------------------------
IOWA--2.4%
      900,000     IA Finance Authority Retirement Community
                  (Friendship Haven)                                         6.125          11/15/2032          917,550
-----------------------------------------------------------------------------------------------------------------------
   22,245,000     IA Tobacco Settlement Authority (TASC)                     5.300          06/01/2025       22,813,805
-----------------------------------------------------------------------------------------------------------------------
   62,965,000     IA Tobacco Settlement Authority (TASC)                     5.600          06/01/2035       64,971,695
                                                                                                         --------------
                                                                                                             88,703,050
-----------------------------------------------------------------------------------------------------------------------
KANSAS--0.1%
    1,300,000     Lenexa, KS Multifamily Hsg. (Meadows Apartments)           7.750          10/15/2035        1,248,936
-----------------------------------------------------------------------------------------------------------------------
    1,745,000     Sedgwick & Shawnee Counties, KS Hsg. (Single Family)       6.875          12/01/2026        1,822,827
-----------------------------------------------------------------------------------------------------------------------
      445,000     Sedgwick & Shawnee Counties, KS Hsg. (Single Family)       7.600          12/01/2031          470,579
-----------------------------------------------------------------------------------------------------------------------
    1,110,000     Sedgwick & Shawnee Counties, KS Hsg. (Single Family)       7.600          12/01/2031        1,173,803
                                                                                                         --------------
                                                                                                              4,716,145


                 27 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                COUPON            MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
KENTUCKY--3.5%
$  3,360,000      Boone County, KY Pollution Control
                  (Dayton Power & Light Company)                             6.500%         11/15/2022   $    3,427,570
-----------------------------------------------------------------------------------------------------------------------
      25,000      Boone County, KY Pollution Control
                  (Dayton Power & Light Company)                             6.500          11/15/2022           25,078
-----------------------------------------------------------------------------------------------------------------------
  20,760,000      Kenton County, KY Airport Special Facilities
                  (Delta Airlines)                                           6.125          02/01/2022       16,709,309
-----------------------------------------------------------------------------------------------------------------------
  42,760,000      Kenton County, KY Airport Special Facilities
                  (Delta Airlines)                                           7.125          02/01/2021       38,353,154
-----------------------------------------------------------------------------------------------------------------------
     100,000      Kenton County, KY Airport Special Facilities
                  (Delta Airlines)                                           7.250          02/01/2022           90,488
-----------------------------------------------------------------------------------------------------------------------
  27,795,000      Kenton County, KY Airport Special Facilities
                  (Delta Airlines)                                           7.500          02/01/2012       26,600,371
-----------------------------------------------------------------------------------------------------------------------
  29,185,000      Kenton County, KY Airport Special Facilities
                  (Delta Airlines)                                           7.500          02/01/2020       27,189,913
-----------------------------------------------------------------------------------------------------------------------
   2,165,000      Kenton County, KY Airport Special Facilities
                  (Mesaba Aviation)                                          6.625          07/01/2019        1,889,504
-----------------------------------------------------------------------------------------------------------------------
   3,000,000      Kenton County, KY Airport Special Facilities
                  (Mesaba Aviation)                                          6.700          07/01/2029        2,492,010
-----------------------------------------------------------------------------------------------------------------------
   2,735,000      Kuttawa, KY (1st Mortgage-GF/Kentucky)                     6.750          03/01/2029        2,636,540
-----------------------------------------------------------------------------------------------------------------------
   2,900,000      Morgantown, KY Solid Waste Disposal (Imco Recycling)       6.000          05/01/2023        2,817,727
-----------------------------------------------------------------------------------------------------------------------
   1,200,000      Morgantown, KY Solid Waste Disposal (Imco Recycling)       7.450          05/01/2022        1,198,092
-----------------------------------------------------------------------------------------------------------------------
   5,740,000      Morgantown, KY Solid Waste Disposal (Imco Recycling)       7.650          05/01/2016        5,765,026
-----------------------------------------------------------------------------------------------------------------------
   2,000,000      Perry County, KY Solid Waste Disposal
                  (Weyerhaeuser Company)                                     6.550          04/15/2027        2,113,340
                                                                                                         --------------
                                                                                                            131,308,122
-----------------------------------------------------------------------------------------------------------------------
LOUISIANA--5.3%
   5,555,000      Calcasieu Parish, LA Industrial Devel. Board Pollution
                  Control (Gulf States Utilities Company)                    6.750          10/01/2012        5,610,272
-----------------------------------------------------------------------------------------------------------------------
   1,375,000      Epps, LA COP 3                                             8.000          06/01/2018        1,418,643
-----------------------------------------------------------------------------------------------------------------------
   3,800,000      LA CDA (Eunice Student Hsg. Foundation)                    7.375          09/01/2033        2,659,620
-----------------------------------------------------------------------------------------------------------------------
     695,000      LA Local Government EF&CD (Oakleigh Apartments)            8.500          06/01/2038          702,930
-----------------------------------------------------------------------------------------------------------------------
   1,170,000      LA Local Government EF&CD Authority
                  (Cypress Apartments)                                       8.000          04/20/2028        1,148,776
-----------------------------------------------------------------------------------------------------------------------
     525,000      LA Local Government EF&CD Authority
                  (Sharlo Apartments)                                        8.000          06/20/2028          506,048
-----------------------------------------------------------------------------------------------------------------------
   8,000,000      LA Local Government EF&CD Authority (St. James Place)      7.000          11/01/2029        8,030,880
-----------------------------------------------------------------------------------------------------------------------
   6,000,000      LA Public Facilities Authority
                  (Lake Charles Memorial Hospital)                           8.625          12/01/2030        6,409,080
-----------------------------------------------------------------------------------------------------------------------
   5,350,000      LA Public Facilities Authority (Progressive Healthcare)    6.375          10/01/2028        5,009,259
-----------------------------------------------------------------------------------------------------------------------
   1,875,000      LA Public Facilities Authority ROLs 3                     12.508 5        05/15/2022        2,236,838
-----------------------------------------------------------------------------------------------------------------------
 118,530,000      LA Tobacco Settlement Financing Corp. (TASC)               5.875          05/15/2039      125,565,941
-----------------------------------------------------------------------------------------------------------------------
   9,580,000      LA Tobacco Settlement Financing Corp. (TASC), Series B     5.500          05/15/2030       10,000,849


                 28 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS


   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                COUPON            MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
LOUISIANA Continued
$     50,000     Lake Charles, LA Non-Profit HDC Section 8 (Chateau)         7.875%         02/15/2025   $       52,125
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     Port New Orleans, LA Industrial Devel.
                 (Continental Grain Company)                                 7.500          07/01/2013        1,033,600
-----------------------------------------------------------------------------------------------------------------------
  19,650,000     St. Charles Parish, LA
                 (Louisiana Power & Light Company)                           7.500          06/01/2021       19,753,556
-----------------------------------------------------------------------------------------------------------------------
   4,250,000     St. Charles Parish, LA
                 (Louisiana Power & Light Company)                           7.500          06/01/2021        4,361,988
                                                                                                         --------------
                                                                                                            194,500,405
-----------------------------------------------------------------------------------------------------------------------
MAINE--0.3%
   7,595,000     ME Finance Authority Solid Waste Recycling Facilities
                 (Great Northern Paper)                                      7.750          10/01/2022        7,635,937
-----------------------------------------------------------------------------------------------------------------------
   1,495,000     ME State Hsg. Authority Mtg. ROLs 3                        12.996 5        11/15/2022        1,682,114
                                                                                                         --------------
                                                                                                              9,318,051
-----------------------------------------------------------------------------------------------------------------------
 MARYLAND--0.0%
     320,000     MD Industrial Devel. Financing Authority
                 (Our Lady of Good Counsel)                                  5.500          05/01/2020          323,946
-----------------------------------------------------------------------------------------------------------------------
     850,000     MD Industrial Devel. Financing Authority
                 (Our Lady of Good Counsel)                                  6.000          05/01/2035          874,429
-----------------------------------------------------------------------------------------------------------------------
      15,000     Montgomery County, MD Hsg. Opportunities
                 Commission (Multifamily Mtg.), Series C                     7.150          07/01/2023           15,020
                                                                                                         --------------
                                                                                                              1,213,395
-----------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--2.2%
     800,000     MA Devel. Finance Agency (Eastern Nazarene College)         5.625          04/01/2019          810,576
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     MA Devel. Finance Agency (Eastern Nazarene College)         5.625          04/01/2029        1,000,390
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     MA GO ROLs 3                                               12.538 5        08/01/2027        2,720,120
-----------------------------------------------------------------------------------------------------------------------
  22,575,000     MA HFA                                                      5.000          07/01/2022       22,990,380
-----------------------------------------------------------------------------------------------------------------------
  52,085,000     MA HFA 6                                                    5.250          07/01/2025       53,907,454
                                                                                                         --------------
                                                                                                             81,428,920
-----------------------------------------------------------------------------------------------------------------------
MICHIGAN--2.3%
     310,000     Detroit, MI Hsg. Finance Corp.
                 (Across The Park Section 8 Elderly Hsg.)                    7.875          06/01/2010          313,457
-----------------------------------------------------------------------------------------------------------------------
      95,000     Detroit, MI Local Devel. Finance Authority                  5.500          05/01/2021           89,272
-----------------------------------------------------------------------------------------------------------------------
   2,625,000     Kent, MI Hospital Finance Authority                         6.250          07/01/2040        2,903,119
-----------------------------------------------------------------------------------------------------------------------
   2,475,000     MI Higher Education Student Loan Authority RITES 3         12.616 5        09/01/2026        2,940,894
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     MI Strategic Fund Limited Obligation
                 (Detroit Edison) ROLs 3                                    14.416 5        06/01/2030        2,628,480
-----------------------------------------------------------------------------------------------------------------------
     485,000     MI Strategic Fund Limited Obligation
                 (Ford Motor Company), Series A                              6.550          10/01/2022          485,058
-----------------------------------------------------------------------------------------------------------------------
   3,710,000     MI Strategic Fund Pollution Control
                 (General Motors Corporation)                                6.200          09/01/2020        3,732,705


                 29 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                 COUPON            MATURITY      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
MICHIGAN Continued
$  2,640,000     Wayne Charter County, MI Airport Facilities
                 (Northwest Airlines)                                         6.000%         12/01/2029   $   2,101,546
-----------------------------------------------------------------------------------------------------------------------
   5,375,000     Wayne Charter County, MI Airport Facilities
                 (Northwest Airlines)                                         6.750          12/01/2015       4,220,396
-----------------------------------------------------------------------------------------------------------------------
  15,190,000     Wayne County, MI Airport Authority                           4.750          12/01/2018      15,633,396
-----------------------------------------------------------------------------------------------------------------------
  15,925,000     Wayne County, MI Airport Authority                           4.750          12/01/2019      16,309,907
-----------------------------------------------------------------------------------------------------------------------
  31,195,000     Wayne County, MI Airport Authority 6                         5.000          12/01/2029      32,537,009
-----------------------------------------------------------------------------------------------------------------------
   2,900,000     Wenonah Park Properties, MI (Bay City Hotel)                 7.500          04/01/2033       2,779,302
                                                                                                          -------------
                                                                                                             86,674,541
-----------------------------------------------------------------------------------------------------------------------
MINNESOTA--1.7%
   1,430,000     Burnsville, MN Commercial Devel. (Holiday Inn)               5.900          04/01/2008       1,423,150
-----------------------------------------------------------------------------------------------------------------------
   1,235,000     Mahtomedi, MN Multifamily (Briarcliff)                       7.350          06/01/2036       1,270,926
-----------------------------------------------------------------------------------------------------------------------
  27,300,000     Minneapolis & St. Paul, MN Metropolitan Airports
                 Commission (Northwest Airlines)                              7.000          04/01/2025      25,053,483
-----------------------------------------------------------------------------------------------------------------------
  12,400,000     Minneapolis & St. Paul, MN Metropolitan Airports
                 Commission (Northwest Airlines)                              7.375          04/01/2025      11,842,496
-----------------------------------------------------------------------------------------------------------------------
   8,150,000     Rochester, MN Hsg. (Wedum Shorewood Campus)                  6.600          06/01/2036       8,473,555
-----------------------------------------------------------------------------------------------------------------------
     690,000     Rochester, MN Multifamily Hsg. (Eastridge Estates)           7.750          12/15/2034         689,903
-----------------------------------------------------------------------------------------------------------------------
   1,700,000     St. Paul, MN Hsg. & Redevel. Authority
                 (Brigecreek Senior Place)                                    7.000          09/15/2037       1,700,153
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     St. Paul, MN Hsg. & Redevel. Authority
                 (Community of Peace Building Company)                        7.875          12/01/2030       2,090,080
-----------------------------------------------------------------------------------------------------------------------
   3,000,000     St. Paul, MN Hsg. & Redevel. Authority
                 (Great Northern Lofts)                                       6.250          03/01/2029       3,025,080
-----------------------------------------------------------------------------------------------------------------------
   2,130,000     St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)       7.000          03/01/2029       2,135,112
-----------------------------------------------------------------------------------------------------------------------
   3,400,000     St. Paul, MN Port Authority (Healtheast Midway Campus)       6.000          05/01/2030       3,454,808
                                                                                                          -------------
                                                                                                             61,158,746
-----------------------------------------------------------------------------------------------------------------------
MISSISSIPPI--0.1%
     100,000     Claiborne County, MS Pollution Control
                 (System Energy Resources)                                    6.200          02/01/2026         100,037
-----------------------------------------------------------------------------------------------------------------------
     320,000     Hinds County, MS Urban Renewal
                 (The Lodge Associates, Ltd.) 1,2                             8.000          10/15/2022         179,504
-----------------------------------------------------------------------------------------------------------------------
   4,375,000     MS Hospital Equipment & Facilities Authority RITES 3        11.062 5        09/01/2024       4,922,313
                                                                                                          -------------
                                                                                                              5,201,854
-----------------------------------------------------------------------------------------------------------------------
MISSOURI--1.1%
  13,000,000     Branson, MO IDA (Branson Hills)                              7.050          05/01/2027      13,103,740
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     Kansas City, MO IDA (Plaza Library)                          5.900          03/01/2024       1,000,340
-----------------------------------------------------------------------------------------------------------------------
   1,400,000     Kansas City, MO IDA (West Paseo)                             6.750          07/01/2036       1,410,416
-----------------------------------------------------------------------------------------------------------------------
   2,500,000     St. Joseph, MO IDA (Living Community of St. Joseph)          7.000          08/15/2032       2,676,050
-----------------------------------------------------------------------------------------------------------------------
     750,000     St. Joseph, MO IDA (Shoppes at North Village)                5.375          11/01/2024         745,043
-----------------------------------------------------------------------------------------------------------------------
   2,500,000     St. Joseph, MO IDA (Shoppes at North Village)                5.500          11/01/2027       2,498,175


                 30 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                 COUPON             MATURITY     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
MISSOURI Continued
$  2,335,000     St. Louis, MO IDA (Kiel Center Multipurpose Arena)           7.750%          12/01/2013  $   2,377,731
-----------------------------------------------------------------------------------------------------------------------
  15,400,000     St. Louis, MO IDA (Kiel Center Multipurpose Arena) 6         7.875           12/01/2024     15,697,220
                                                                                                          -------------
                                                                                                             39,508,715
-----------------------------------------------------------------------------------------------------------------------
MONTANA--1.2%
  18,245,000     Lewis & Clark County, MT Environmental (Asarco) 1,2          5.600           01/01/2027     16,066,912
-----------------------------------------------------------------------------------------------------------------------
  23,195,000     Lewis & Clark County, MT Environmental (Asarco) 1,2          5.850           10/01/2033     20,857,408
-----------------------------------------------------------------------------------------------------------------------
   6,800,000     MT Board of Investment Exempt Facilities
                 (Stillwater Mining Company)                                  8.000           07/01/2020      7,126,944
-----------------------------------------------------------------------------------------------------------------------
   1,905,000     MT Health Facilities Authority
                 (Community Medical Center)                                   6.375           06/01/2018      1,962,664
                                                                                                          -------------
                                                                                                             46,013,928
-----------------------------------------------------------------------------------------------------------------------
MULTI STATES--0.5%
   7,000,000     GMAC Municipal Mortgage Trust                                5.500           10/31/2040      7,050,120
-----------------------------------------------------------------------------------------------------------------------
  13,000,000     GMAC Municipal Mortgage Trust                                5.700           10/31/2040     13,121,550
                                                                                                          -------------
                                                                                                             20,171,670
-----------------------------------------------------------------------------------------------------------------------
NEVADA--1.7%
  27,210,000     Clark County, NV Industrial Devel.
                 (Nevada Power Company)                                       5.900           10/01/2030     27,212,993
-----------------------------------------------------------------------------------------------------------------------
   6,990,000     Clark County, NV Industrial Devel.
                 (Nevada Power Company), Series A                             5.900           11/01/2032      6,990,769
-----------------------------------------------------------------------------------------------------------------------
  16,150,000     Clark County, NV Industrial Devel.
                 (Southwest Gas Corp.), Series B 6                            5.000           12/01/2033     16,665,993
-----------------------------------------------------------------------------------------------------------------------
   2,065,000     Clark County, NV Industrial Devel. RITES 3                  13.016 5         12/01/2038      2,643,365
-----------------------------------------------------------------------------------------------------------------------
  10,000,000     Director of the State of NV Dept. of Business
                 & Industry (Las Ventanas Retirement)                         7.000           11/15/2034     10,579,200
-----------------------------------------------------------------------------------------------------------------------
     150,000     NV Hsg. Division (Single Family Mtg.), Series A              8.625           04/01/2016        157,418
                                                                                                          -------------
                                                                                                             64,249,738
-----------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.3%
   2,265,000     NH Business Finance Authority (Air Cargo at Pease)           6.750           04/01/2024      2,214,264
-----------------------------------------------------------------------------------------------------------------------
   4,000,000     NH H&EFA (Franklin Pierce College)                           6.050           10/01/2034      4,355,400
-----------------------------------------------------------------------------------------------------------------------
   1,500,000     NH H&EFA (Southern New Hampshire University)                 5.000           01/01/2030      1,536,750
-----------------------------------------------------------------------------------------------------------------------
   3,000,000     NH H&EFA (Southern New Hampshire University)                 5.000           01/01/2036      3,063,180
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     NH HE&H Facilities Authority (New England College)           5.750           03/01/2009        973,930
                                                                                                          -------------
                                                                                                             12,143,524
-----------------------------------------------------------------------------------------------------------------------
NEW JERSEY--11.2%
     435,000     NJ EDA (American Airlines)                                   7.100           11/01/2031        370,329
-----------------------------------------------------------------------------------------------------------------------
     100,000     NJ EDA (Cascade Corp.)                                       8.250           02/01/2026        100,071
-----------------------------------------------------------------------------------------------------------------------
  24,000,000     NJ EDA (Cigarette Tax) 6                                     5.500           06/15/2024     25,397,520
-----------------------------------------------------------------------------------------------------------------------
   5,205,000     NJ EDA (Cigarette Tax)                                       5.500           06/15/2031      5,463,636
-----------------------------------------------------------------------------------------------------------------------
  19,205,000     NJ EDA (Cigarette Tax)                                       5.750           06/15/2029     20,603,316


                 31 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                COUPON            MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
NEW JERSEY Continued
$  3,000,000     NJ EDA (Cigarette Tax)                                      5.750%         06/15/2034   $    3,200,520
-----------------------------------------------------------------------------------------------------------------------
     965,000     NJ EDA (Continental Airlines)                               5.500          04/01/2028          724,368
-----------------------------------------------------------------------------------------------------------------------
  12,030,000     NJ EDA (Continental Airlines)                               6.250          09/15/2019       11,244,802
-----------------------------------------------------------------------------------------------------------------------
  27,800,000     NJ EDA (Continental Airlines)                               6.250          09/15/2029       25,460,074
-----------------------------------------------------------------------------------------------------------------------
  10,755,000     NJ EDA (Continental Airlines)                               6.400          09/15/2023       10,123,144
-----------------------------------------------------------------------------------------------------------------------
     760,000     NJ EDA (Continental Airlines)                               6.625          09/15/2012          739,997
-----------------------------------------------------------------------------------------------------------------------
  12,820,000     NJ EDA (Continental Airlines)                               7.000          11/15/2030       12,672,955
-----------------------------------------------------------------------------------------------------------------------
  16,910,000     NJ EDA (Continental Airlines)                               7.200          11/15/2030       16,970,876
-----------------------------------------------------------------------------------------------------------------------
     100,000     NJ EDA (Continental Airlines)                               9.000          06/01/2033          110,849
-----------------------------------------------------------------------------------------------------------------------
   1,600,000     NJ EDA (Empowerment Zone-Cumberland)                        7.750          08/01/2021        1,618,464
-----------------------------------------------------------------------------------------------------------------------
   3,250,000     NJ EDA Retirement Community (Cedar Crest Village)           7.250          11/15/2031        3,537,170
-----------------------------------------------------------------------------------------------------------------------
   7,395,000     NJ EDA ROLs 3                                              13.546 5        12/15/2015       10,954,805
-----------------------------------------------------------------------------------------------------------------------
   5,000,000     NJ Health Care Facilities Financing Authority
                 (Raritan Bay Medical Center)                                7.250          07/01/2027        5,212,500
-----------------------------------------------------------------------------------------------------------------------
   1,125,000     NJ Tobacco Settlement Financing Corp. (TASC)                5.750          06/01/2032        1,187,606
-----------------------------------------------------------------------------------------------------------------------
  64,620,000     NJ Tobacco Settlement Financing Corp. (TASC)                6.000          06/01/2037       69,664,237
-----------------------------------------------------------------------------------------------------------------------
  88,750,000     NJ Tobacco Settlement Financing Corp. (TASC)                6.125          06/01/2042       95,959,163
-----------------------------------------------------------------------------------------------------------------------
  46,215,000     NJ Tobacco Settlement Financing Corp. (TASC)                6.250          06/01/2043       53,436,094
-----------------------------------------------------------------------------------------------------------------------
  16,165,000     NJ Tobacco Settlement Financing Corp. (TASC)                6.375          06/01/2032       18,825,921
-----------------------------------------------------------------------------------------------------------------------
  12,590,000     NJ Tobacco Settlement Financing Corp. (TASC)                6.750          06/01/2039       14,879,617
-----------------------------------------------------------------------------------------------------------------------
   4,055,000     NJ Tobacco Settlement Financing Corp. (TASC)                7.000          06/01/2041        4,907,402
                                                                                                         --------------
                                                                                                            413,365,436
-----------------------------------------------------------------------------------------------------------------------
NEW MEXICO--0.5%
   5,800,000     El Dorado, NM Area Water & Sanitation District              6.000          02/01/2025        5,770,304
-----------------------------------------------------------------------------------------------------------------------
  10,800,000     Sandoval County, NM (Santa Ana Pueblo)                      7.750          07/01/2015       11,275,848
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     Ventana West, NM Public Improvement District
                 Special Levy                                                6.875          08/01/2033        1,022,520
                                                                                                         --------------
                                                                                                             18,068,672
-----------------------------------------------------------------------------------------------------------------------
 NEW YORK--0.7%
   3,000,000     Albany, NY IDA (New Covenant Charter School)                7.000          05/01/2035        2,880,330
-----------------------------------------------------------------------------------------------------------------------
   2,825,000     NYC IDA (American Airlines)                                 5.400          07/01/2019        2,122,536
-----------------------------------------------------------------------------------------------------------------------
   3,815,000     NYC IDA (American Airlines)                                 5.400          07/01/2020        2,831,646
-----------------------------------------------------------------------------------------------------------------------
   6,905,000     NYC IDA (American Airlines)                                 6.900          08/01/2024        5,886,651
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     NYC IDA (Liberty-7 World Trade Center) 3                    6.500          03/01/2035        2,127,120
-----------------------------------------------------------------------------------------------------------------------
     500,000     NYC IDA Special Facilities (JFK International Airport)      8.000          08/01/2012          491,500
-----------------------------------------------------------------------------------------------------------------------
   5,000,000     NYS DA
                 (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.625          07/01/2019        5,349,000
-----------------------------------------------------------------------------------------------------------------------
   1,350,000     Otsego County, NY IDA (Hartwick College)                    6.000          07/01/2013        1,365,525
-----------------------------------------------------------------------------------------------------------------------
   1,435,000     Otsego County, NY IDA (Hartwick College)                    6.000          07/01/2014        1,443,380
-----------------------------------------------------------------------------------------------------------------------
   1,520,000     Otsego County, NY IDA (Hartwick College)                    6.000          07/01/2015        1,520,334


                 32 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    PRINCIPAL                                                                                                     VALUE
       AMOUNT                                                                COUPON            MATURITY      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,610,000     Otsego County, NY IDA (Hartwick College)                    6.000%         07/01/2016   $   1,597,828
                                                                                                          -------------
                                                                                                             27,615,850
-----------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--0.2%
      600,000     Charlotte, NC Douglas International Airport
                  Special Facilities (US Airways)(1,2,3)                      7.750          02/01/2028         432,612
-----------------------------------------------------------------------------------------------------------------------
   10,420,000     Charlotte, NC Special Facilities
                  (Charlotte/Douglas International Airport)(1,2,3)            5.600          07/01/2027       6,816,243
                                                                                                          -------------
                                                                                                              7,248,855
-----------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA--0.1%
    2,635,000     Richland County, ND Hsg. (Birchwood Properties)             6.750          05/01/2029       2,582,748
-----------------------------------------------------------------------------------------------------------------------
OHIO--2.0%
    1,520,000     Butler County, OH Hsg. (Anthony Wayne Apartments)           6.500          09/01/2030       1,368,836
-----------------------------------------------------------------------------------------------------------------------
   11,685,000     Cleveland, OH Airport (Continental Airlines)                5.375          09/15/2027       9,254,637
-----------------------------------------------------------------------------------------------------------------------
   12,710,000     Cleveland, OH Airport (Continental Airlines)                5.700          12/01/2019      10,990,337
-----------------------------------------------------------------------------------------------------------------------
    3,680,000     Dublin, OH Industrial Devel. (Dublin Health Care Corp.)     7.500          12/01/2016       3,785,726
-----------------------------------------------------------------------------------------------------------------------
   18,480,000     Hamilton, OH Electric                                       4.600          10/15/2020      19,010,191
-----------------------------------------------------------------------------------------------------------------------
    1,500,000     Moraine, OH Solid Waste Disposal
                  (General Motors Corp.)                                      5.650          07/01/2024       1,409,550
-----------------------------------------------------------------------------------------------------------------------
   12,190,000     OH Solid Waste (General Motors Corp.)                       6.300          12/01/2032      12,488,533
-----------------------------------------------------------------------------------------------------------------------
   16,320,000     Port Authority of Columbiana, OH Solid Waste
                  (Apex Environmental)                                        7.250          08/01/2034      16,603,152
                                                                                                          -------------
                                                                                                             74,910,962
-----------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.0%
    2,635,000     Cleveland County, OK IDA (Vaughn Foods)                     6.750          12/01/2012       2,672,048
-----------------------------------------------------------------------------------------------------------------------
    2,365,000     Cleveland County, OK IDA (Vaughn Foods)                     7.100          12/01/2024       2,429,328
-----------------------------------------------------------------------------------------------------------------------
    2,015,000     Ellis County, OK Industrial Authority
                  (W.B. Johnston Grain of Shattuck)                           7.100          08/01/2023       2,129,089
-----------------------------------------------------------------------------------------------------------------------
    2,760,000     Ellis County, OK Industrial Authority
                  (W.B. Johnston Grain of Shattuck)                           7.500          08/01/2023       2,965,454
-----------------------------------------------------------------------------------------------------------------------
    3,825,000     Jackson County, OK Memorial Hospital Authority
                  (Jackson County Memorial)                                   7.300          08/01/2015       3,887,233
-----------------------------------------------------------------------------------------------------------------------
    9,000,000     OK Devel. Finance Authority (Doane Products Company)        6.250          07/15/2023       8,439,390
-----------------------------------------------------------------------------------------------------------------------
    1,500,000     Oklahoma City, OK Industrial & Cultural Facilities
                  (Aero Obligated Group)                                      6.750          01/01/2023       1,506,420
-----------------------------------------------------------------------------------------------------------------------
    3,000,000     Ottawa, OK Finance Authority
                  (Doane Products Company)                                    7.250          06/01/2017       2,868,390
-----------------------------------------------------------------------------------------------------------------------
       50,000     Tulsa, OK Municipal Airport Trust (American Airlines)       7.350          12/01/2011          50,003
-----------------------------------------------------------------------------------------------------------------------
   10,500,000     Tulsa, OK Municipal Airport Trust (American Airlines)       7.750          06/01/2035      11,053,875
                                                                                                          -------------
                                                                                                             38,001,230


                 33 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                COUPON            MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
OREGON--0.0%
$     90,000     OR Economic Devel. (Georgia-Pacific Corp.)                  6.350%         08/01/2025   $       90,221
-----------------------------------------------------------------------------------------------------------------------
   3,000,000     Port of Portland, OR Special Obligation (Delta Air Lines)   6.200          09/01/2022        1,021,770
                                                                                                         --------------
                                                                                                              1,111,991
-----------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--5.4%
   1,250,000     Allegheny County, PA HDA
                 (The Covenant at South Hills)                               8.750          02/01/2031          817,025
-----------------------------------------------------------------------------------------------------------------------
   4,370,000     Allegheny County, PA HDA
                 (West Penn Allegheny Health System)                         9.250          11/15/2015        5,280,184
-----------------------------------------------------------------------------------------------------------------------
   6,000,000     Allegheny County, PA HDA
                 (West Penn Allegheny Health System)                         9.250          11/15/2022        7,239,360
-----------------------------------------------------------------------------------------------------------------------
  36,010,000     Allegheny County, PA HDA
                 (West Penn Allegheny Health System) 6                       9.250          11/15/2030       43,282,220
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     Chester County, PA H&EFA (Jenners Pond)                     7.750          07/01/2034        1,042,060
-----------------------------------------------------------------------------------------------------------------------
     440,000     Horsham, PA Industrial & Commercial Devel. Authority
                 (GF/Pennsylvania Property)                                  7.375          09/01/2008          434,720
-----------------------------------------------------------------------------------------------------------------------
   5,040,000     Horsham, PA Industrial & Commercial Devel. Authority
                 (GF/Pennsylvania Property)                                  8.375          09/01/2024        4,828,169
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     Lawrence County, PA IDA
                 (Shenango Presbyterian Center)                              7.500          11/15/2031        1,028,690
-----------------------------------------------------------------------------------------------------------------------
     475,000     New Morgan, PA IDA (Browning-Ferris Industries)             6.500          04/01/2019          475,119
-----------------------------------------------------------------------------------------------------------------------
   3,000,000     PA EDFA (Colver)                                            7.150          12/01/2018        3,064,680
-----------------------------------------------------------------------------------------------------------------------
   5,000,000     PA EDFA (National Gypsum Company)                           6.250          11/01/2027        5,380,350
-----------------------------------------------------------------------------------------------------------------------
  70,875,000     PA EDFA (Reliant Energy)                                    6.750          12/01/2036       76,275,675
-----------------------------------------------------------------------------------------------------------------------
  10,500,000     PA EDFA (Reliant Energy)                                    6.750          12/01/2036       11,300,100
-----------------------------------------------------------------------------------------------------------------------
  23,275,000     PA EDFA (Reliant Energy)                                    6.750          12/01/2036       25,050,417
-----------------------------------------------------------------------------------------------------------------------
   8,000,000     PA EDFA (Reliant Energy)                                    6.750          12/01/2036        8,609,600
-----------------------------------------------------------------------------------------------------------------------
   1,310,000     Philadelphia, PA Airport, Series A 4                        5.000          06/15/2023        1,371,819
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     Philadelphia, PA Airport, Series A 4                        5.000          06/15/2024        2,091,120
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     Philadelphia, PA Airport, Series A 4                        5.000          06/15/2025        2,089,500
                                                                                                         --------------
                                                                                                            199,660,808
-----------------------------------------------------------------------------------------------------------------------
RHODE ISLAND--3.0%
  45,000,000     Central Falls, RI Detention Facility                        7.250          07/15/2035       46,283,400
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     RI Hsg. & Mtg. Finance Corp. RITES 3                       11.485 5        10/01/2022        2,208,360
-----------------------------------------------------------------------------------------------------------------------
  41,515,000     RI Tobacco Settlement Financing Corp. (TASC)                6.250          06/01/2042       44,860,279
-----------------------------------------------------------------------------------------------------------------------
  17,925,000     RI Tobacco Settlement Financing Corp. (TASC), Series A      6.125          06/01/2032       19,148,919
                                                                                                         --------------
                                                                                                            112,500,958
-----------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--1.6%
   1,510,000     Florence County, SC Industrial Devel.
                 (Stone Container Corp.)                                     7.375          02/01/2007        1,516,025
-----------------------------------------------------------------------------------------------------------------------
   7,810,000     Greenville County, SC School District ROLs 3               10.957 5        12/01/2020        9,011,334


                 34 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                  COUPON           MATURITY      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA Continued
$  6,250,000     SC Connector 2000 Association Toll Road, Series B             0.000%7       01/01/2020   $   2,837,313
-----------------------------------------------------------------------------------------------------------------------
   8,500,000     SC Connector 2000 Association Toll Road, Series B             0.000 7       01/01/2024       3,050,735
-----------------------------------------------------------------------------------------------------------------------
   7,315,000     SC GO ROLs 3                                                  9.988 5       08/01/2019       8,450,434
-----------------------------------------------------------------------------------------------------------------------
   1,785,000     SC Hsg. Finance & Devel. Authority RITES 3                   10.231 5       01/01/2023       1,908,843
-----------------------------------------------------------------------------------------------------------------------
   2,800,000     SC Hsg. Finance & Devel. Authority ROLs 3                    13.199 5       07/01/2034       3,143,784
-----------------------------------------------------------------------------------------------------------------------
       5,000     SC Resource Authority Local Government Program                7.250         06/01/2020           5,019
-----------------------------------------------------------------------------------------------------------------------
  18,840,000     SC Tobacco Settlement Management Authority, Series B 6        6.375         05/15/2028      20,264,116
-----------------------------------------------------------------------------------------------------------------------
   6,485,000     SC Tobacco Settlement Management Authority, Series B          6.375         05/15/2030       7,601,847
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     Spartanburg County, SC Solid Waste Disposal Facilities
                 (BMW US Capital Corp.)                                        7.550         11/01/2024       2,079,540
-----------------------------------------------------------------------------------------------------------------------
     110,000     York County, SC (Hoechst Celanese Corp.)                      5.700         01/01/2024         108,514
-----------------------------------------------------------------------------------------------------------------------
     255,000     York County, SC Pollution Control (Bowater)                   7.400         01/01/2010         255,474
                                                                                                          -------------
                                                                                                             60,232,978
-----------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.3%
   1,000,000     Lower Brule, SD Sioux Tribe, Series B                         5.500         05/01/2019         996,090
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     Lower Brule, SD Sioux Tribe, Series B                         5.600         05/01/2020         999,110
-----------------------------------------------------------------------------------------------------------------------
  36,920,000     SD Educational Enhancement Funding Corp.
                 Tobacco Settlement                                            6.500         06/01/2032      40,388,265
-----------------------------------------------------------------------------------------------------------------------
   6,444,756     Sioux Falls, SD Economic Devel. (City Centre Hotel)           7.000 8       11/01/2016       6,404,992
                                                                                                          -------------
                                                                                                             48,788,457
-----------------------------------------------------------------------------------------------------------------------
TENNESSEE--0.9%
   1,000,000     Chattanooga, TN Health Educational & Hsg. Board
                 (Campus Devel. Foundation Phase I)                            5.500         10/01/2020         996,350
-----------------------------------------------------------------------------------------------------------------------
   1,800,000     Chattanooga, TN Health Educational & Hsg. Board
                 (Campus Devel. Foundation Phase I)                            6.000         10/01/2035       1,825,542
-----------------------------------------------------------------------------------------------------------------------
     400,000     Hamilton County, TN Industrial Devel. Board (Park at 58)      6.700         03/01/2021         346,464
-----------------------------------------------------------------------------------------------------------------------
  14,745,000     Maury County, TN Industrial Devel. Board
                 (General Motors Company) 6                                    6.500         09/01/2024      14,790,562
-----------------------------------------------------------------------------------------------------------------------
   4,335,000     McMinn County, TN Industrial Devel. Board Pollution
                 Control (Calhoun Newsprint)                                   7.625         03/01/2016       4,343,757
-----------------------------------------------------------------------------------------------------------------------
   1,500,000     McMinn County, TN Industrial Devel. Board Solid Waste
                 (Calhoun Newsprint)                                           7.400         12/01/2022       1,508,130
-----------------------------------------------------------------------------------------------------------------------
   7,500,000     Metropolitan Knoxville, TN Airport Authority
                 (Northwest Airlines)                                          8.000         04/01/2032       7,661,475
-----------------------------------------------------------------------------------------------------------------------
     800,000     Shelby County, TN HE&HF
                 (Cornerstone-Cameron & Stonegate)                             5.900         07/01/2018         618,568
-----------------------------------------------------------------------------------------------------------------------
     655,000     Shelby County, TN HE&HF
                 (Cornerstone-Cameron & Stonegate)                             6.000         07/01/2028         466,360
                                                                                                          -------------
                                                                                                             32,557,208


                 35 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                 COUPON             MATURITY     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
TEXAS--10.2%
$ 28,615,000     Alliance Airport Authority, TX (American Airlines)           7.500%          12/01/2029  $  25,727,747
-----------------------------------------------------------------------------------------------------------------------
   5,015,000     Alliance Airport Authority, TX (Federal Express Corp.)       6.375           04/01/2021      5,227,435
-----------------------------------------------------------------------------------------------------------------------
     520,000     Austin, TX Convention Enterprises (Convention Center)        6.700           01/01/2028        561,226
-----------------------------------------------------------------------------------------------------------------------
     540,000     Bexar County, TX HFC (American Opportunity Hsg.)             7.500           01/01/2013        549,299
-----------------------------------------------------------------------------------------------------------------------
     800,000     Bexar County, TX HFC (American Opportunity Hsg.)             8.000           01/01/2031        803,680
-----------------------------------------------------------------------------------------------------------------------
   1,195,000     Bexar County, TX HFC (American Opportunity Hsg.)             8.250           12/01/2037      1,062,032
-----------------------------------------------------------------------------------------------------------------------
     975,000     Bexar County, TX HFC (American Opportunity Hsg.)             9.250           12/01/2037        855,368
-----------------------------------------------------------------------------------------------------------------------
     220,000     Bexar County, TX HFC (Honey Creek LLC)                       8.000           04/01/2030        220,579
-----------------------------------------------------------------------------------------------------------------------
   1,460,000     Bexar County, TX HFC (Perrin Square)                         9.750           11/20/2031      1,451,109
-----------------------------------------------------------------------------------------------------------------------
  18,720,000     Brazos River Authority, TX (Centerpoint Energy)              4.250           03/01/2017     18,903,269
-----------------------------------------------------------------------------------------------------------------------
   3,150,000     Brazos River Authority, TX (TXU Energy Company)              6.750           10/01/2038      3,521,133
-----------------------------------------------------------------------------------------------------------------------
   8,000,000     Brazos River Authority, TX (TXU Energy Company)              7.700           04/01/2033      9,499,120
-----------------------------------------------------------------------------------------------------------------------
  17,500,000     Cambridge, TX Student Hsg.
                 (Cambridge Student Hsg. Devel.)                              7.000           11/01/2039     17,705,450
-----------------------------------------------------------------------------------------------------------------------
     885,000     Dallas-Fort Worth, TX International Airport
                 (American Airlines)                                          6.150           05/01/2029        853,273
-----------------------------------------------------------------------------------------------------------------------
   3,630,000     Dallas-Fort Worth, TX International Airport
                 (American Airlines)                                          6.375           05/01/2035      2,803,195
-----------------------------------------------------------------------------------------------------------------------
  19,065,000     Dallas-Fort Worth, TX International Airport
                 (American Airlines)                                          7.250           11/01/2030     16,573,776
-----------------------------------------------------------------------------------------------------------------------
      40,000     Dallas-Fort Worth, TX International Airport
                 (American Airlines)                                          8.250           11/01/2036         38,924
-----------------------------------------------------------------------------------------------------------------------
     235,000     Dallas-Fort Worth, TX International Airport
                 (Delta Air Lines)                                            7.625           11/01/2021         63,521
-----------------------------------------------------------------------------------------------------------------------
  22,000,000     Dallas-Fort Worth, TX International Airport Facility
                 Improvement Corp.                                            9.000           05/01/2029     22,869,660
-----------------------------------------------------------------------------------------------------------------------
  45,945,000     Dallas-Fort Worth, TX International Airport Facility
                 Improvement Corp. 6                                          9.125           05/01/2029     47,978,526
-----------------------------------------------------------------------------------------------------------------------
   6,000,000     Dallas-Fort Worth, TX International Airport RITES 3         10.944 5         11/01/2027      6,425,880
-----------------------------------------------------------------------------------------------------------------------
   8,125,000     Dallas-Fort Worth, TX International Airport ROLs 3          14.416 5         11/01/2033     10,540,075
-----------------------------------------------------------------------------------------------------------------------
   7,240,000     El Paso, TX Health Facilities Devel. Corp.
                 (Bienvivir Senior Health Services)                           7.750           08/15/2031      7,937,574
-----------------------------------------------------------------------------------------------------------------------
      25,000     Galveston County, TX HFC                                     6.200           10/01/2021         25,060
-----------------------------------------------------------------------------------------------------------------------
      10,000     Galveston, TX Special Contract
                 (Farmers Export Company)                                     6.750           05/01/2007         10,039
-----------------------------------------------------------------------------------------------------------------------
   1,000,000     Grapevine, TX IDC (Air Cargo)                                6.500           01/01/2024      1,048,430
-----------------------------------------------------------------------------------------------------------------------
   4,660,000     Gulf Coast, TX IDA (Citgo Petroleum Corp.)                   7.500           05/01/2025      5,355,458
-----------------------------------------------------------------------------------------------------------------------
      80,000     Gulf Coast, TX Waste Disposal Authority (FMC Corp.)          7.050           10/01/2009         81,688
-----------------------------------------------------------------------------------------------------------------------
   5,950,000     Harris County, TX Industrial Devel. Corp.
                 (Continental Airlines)                                       5.375           07/01/2019      4,879,774
-----------------------------------------------------------------------------------------------------------------------
   2,000,000     HFDC of Central TX
                 (Lutheran Social Services of the South)                      6.875           02/15/2032      2,100,600


                 36 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

   PRINCIPAL                                                                                                      VALUE
      AMOUNT                                                                 COUPON            MATURITY      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$  4,000,000     HFDC of Central TX (Villa De San Antonio)                    6.250%         05/15/2036   $   4,057,240
-----------------------------------------------------------------------------------------------------------------------
   6,070,000     Houston, TX Airport Special Facilities
                 (Continental Airlines)                                       5.700          07/15/2029       4,876,759
-----------------------------------------------------------------------------------------------------------------------
   2,385,000     Houston, TX Airport Special Facilities
                 (Continental Airlines)                                       5.700          07/15/2029       1,916,157
-----------------------------------------------------------------------------------------------------------------------
   8,285,000     Houston, TX Airport Special Facilities
                 (Continental Airlines)                                       6.125          07/15/2017       7,467,933
-----------------------------------------------------------------------------------------------------------------------
   6,405,000     Houston, TX Airport Special Facilities
                 (Continental Airlines)                                       6.125          07/15/2027       5,540,453
-----------------------------------------------------------------------------------------------------------------------
   4,520,000     Houston, TX Airport Special Facilities
                 (Continental Airlines)                                       6.125          07/15/2027       3,909,890
-----------------------------------------------------------------------------------------------------------------------
  17,750,000     Houston, TX Airport Special Facilities
                 (Continental Airlines)                                       6.750          07/01/2021      17,301,813
-----------------------------------------------------------------------------------------------------------------------
  22,015,000     Houston, TX Airport Special Facilities
                 (Continental Airlines)                                       6.750          07/01/2029      21,316,684
-----------------------------------------------------------------------------------------------------------------------
     100,000     Houston, TX Airport Special Facilities
                 (Continental Airlines)                                       7.000          07/01/2029          99,819
-----------------------------------------------------------------------------------------------------------------------
   1,230,000     Houston, TX Airport Special Facilities
                 (Continental Airlines)                                       7.375          07/01/2022       1,253,850
-----------------------------------------------------------------------------------------------------------------------
   1,500,000     Houston, TX HFDC
                 (Buckinham Senior Living Community)                          7.000          02/15/2026       1,653,600
-----------------------------------------------------------------------------------------------------------------------
   5,000,000     Houston, TX HFDC
                 (Buckinham Senior Living Community)                          7.125          02/15/2034       5,501,700
-----------------------------------------------------------------------------------------------------------------------
     135,000     Houston, TX IDC (Air Cargo)                                  6.375          01/01/2023         140,528
-----------------------------------------------------------------------------------------------------------------------
   2,200,000     IAH TX Public Facility Corp.                                 7.750          05/01/2026       2,150,852
-----------------------------------------------------------------------------------------------------------------------
   2,500,000     Lancaster, TX Independent School District GO RITES 3        13.955 5        02/15/2034       3,759,650
-----------------------------------------------------------------------------------------------------------------------
   9,000,000     Lewisville, TX GO                                            6.125          09/01/2029       9,848,790
-----------------------------------------------------------------------------------------------------------------------
   1,790,000     Lubbock, TX HFC (Las Colinas Quail Creek Apartments)         6.000          07/01/2032       1,818,837
-----------------------------------------------------------------------------------------------------------------------
     140,000     Matagorda County, TX Navigation District
                 (Reliant Energy)                                             5.950          05/01/2030         142,471
-----------------------------------------------------------------------------------------------------------------------
   1,350,000     Newton County, TX Public Facility Corp. 3                    8.000          03/01/2019       1,385,343
-----------------------------------------------------------------------------------------------------------------------
   2,250,000     North Central, TX HFDC (Northwest Senior Hsg. Corp.)         7.500          11/15/2029       2,433,848
-----------------------------------------------------------------------------------------------------------------------
   1,860,000     Nueces County, TX HFC (Dolphins Landing Apartments)          6.875          07/01/2030       1,878,265
-----------------------------------------------------------------------------------------------------------------------
   1,310,000     Nueces, TX River Authority (Asarco) 1,2                      5.600          04/01/2018       1,193,829
-----------------------------------------------------------------------------------------------------------------------
   3,570,000     Nueces, TX River Authority (Asarco) 1,2                      5.600          01/01/2027       3,139,422
-----------------------------------------------------------------------------------------------------------------------
      75,000     Port Corpus Christi, TX Industrial Devel. Corp.
                 (Citgo Petroleum Corp.)                                      8.250          11/01/2031          80,215
-----------------------------------------------------------------------------------------------------------------------
   5,905,000     Port of Bay City, TX (Hoechst Celanese Corp.)                6.500          05/01/2026       6,064,376
-----------------------------------------------------------------------------------------------------------------------
  15,000,000     Port of Corpus Christi, TX Authority (CNA Holdings) 6        6.700          11/01/2030      16,152,300
-----------------------------------------------------------------------------------------------------------------------
      15,000     San Antonio, TX Convention Center Hotel Finance
                 Corp. (Empowerment Zone) 4                                   5.000          07/15/2039          15,477
-----------------------------------------------------------------------------------------------------------------------
   8,065,000     San Antonio, TX Convention Center Hotel Finance Corp.
                 ROLs 3,4                                                    12.388 5        07/15/2039       9,091,513


                 37 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                                     VALUE
       AMOUNT                                                               COUPON            MATURITY       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
TEXAS Continued
$      45,000     Southeast TX HFC (Forest View Apartments)                  8.750%         11/01/2023   $       30,883
-----------------------------------------------------------------------------------------------------------------------
    2,125,000     Tomball, TX Hospital Authority
                  (Tomball Regional Hospital)                                6.125          07/01/2023        2,155,388
-----------------------------------------------------------------------------------------------------------------------
    2,965,000     TX Affordable Hsg. Corp.
                  (Ashton Place & Woodstock Apartments)                      6.300          08/01/2033        2,108,767
-----------------------------------------------------------------------------------------------------------------------
   10,000,000     TX Department of Hsg. & Community Affairs RITES 3         10.944 5        07/01/2034       10,780,800
-----------------------------------------------------------------------------------------------------------------------
    2,500,000     TX GO RITES 3                                             15.416 5        12/01/2028        3,036,800
-----------------------------------------------------------------------------------------------------------------------
    3,000,000     TX Research Division RITES 3                              13.816 5        06/01/2029        3,508,560
-----------------------------------------------------------------------------------------------------------------------
    2,320,000     TX State Affordable Hsg. Corp.
                  (American Hsg. Foundation)                                 8.000          03/01/2032          696,719
-----------------------------------------------------------------------------------------------------------------------
       50,000     TX Student Hsg. Corp. (University of North Texas)          6.000          07/01/2011           48,321
-----------------------------------------------------------------------------------------------------------------------
       40,000     TX Student Hsg. Corp. (University of North Texas)          6.750          07/01/2021           37,641
-----------------------------------------------------------------------------------------------------------------------
      200,000     TX Student Hsg. Corp. (University of North Texas)          6.850          07/01/2031          184,686
-----------------------------------------------------------------------------------------------------------------------
    4,000,000     TX Turnpike Authority ROLs 3                              12.508 5        08/15/2042        4,482,960
                                                                                                         --------------
                                                                                                            376,936,039
-----------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--2.2%
    1,155,000     Guam EDA (Royal Socio Apartments) 1,2                      9.500          11/01/2018          579,394
-----------------------------------------------------------------------------------------------------------------------
    9,500,000     Northern Mariana Islands, Series A                         6.750          10/01/2033       10,406,490
-----------------------------------------------------------------------------------------------------------------------
  405,000,000     Puerto Rico Children's Trust Fund (TASC) 4                 0.000 7        05/15/1955       13,693,050
-----------------------------------------------------------------------------------------------------------------------
  548,500,000     Puerto Rico Children's Trust Fund (TASC) 4                 0.000 7        05/15/2050       34,796,840
-----------------------------------------------------------------------------------------------------------------------
      850,000     Puerto Rico IMEPCF (American Airlines)                     6.450          12/01/2025          685,712
-----------------------------------------------------------------------------------------------------------------------
       75,000     Puerto Rico ITEMECF (Mennonite General Hospital)           6.500          07/01/2012           75,588
-----------------------------------------------------------------------------------------------------------------------
   22,430,000     Puerto Rico Port Authority (American Airlines), Series A   6.250          06/01/2026       17,765,233
-----------------------------------------------------------------------------------------------------------------------
    4,950,000     Puerto Rico Port Authority (American Airlines), Series A   6.300          06/01/2023        4,006,679
                                                                                                         --------------
                                                                                                             82,008,986
-----------------------------------------------------------------------------------------------------------------------
UTAH--0.1%
      650,000     Carbon County, UT Solid Waste Disposal
                  (Allied Waste Industries)                                  7.450          07/01/2017          678,373
-----------------------------------------------------------------------------------------------------------------------
    1,385,000     Carbon County, UT Solid Waste Disposal
                  (Allied Waste Industries)                                  7.500          02/01/2010        1,419,764
-----------------------------------------------------------------------------------------------------------------------
    1,975,000     UT HFA (RHA Community Service of Utah)                     6.875          07/01/2027        1,998,029
                                                                                                         --------------
                                                                                                              4,096,166
-----------------------------------------------------------------------------------------------------------------------
VIRGINIA--2.8%
    2,275,000     Bedford County, VA IDA (Georgia-Pacific Corp.)             6.550          12/01/2025        2,386,543
-----------------------------------------------------------------------------------------------------------------------
       90,000     Giles County, VA IDA (Hoechst Celanese Corp.)              5.950          12/01/2025           90,831
-----------------------------------------------------------------------------------------------------------------------
   10,000,000     Giles County, VA IDA (Hoechst Celanese Corp.)              6.450          05/01/2026       10,271,000
-----------------------------------------------------------------------------------------------------------------------
    7,915,000     Giles County, VA IDA (Hoechst Celanese Corp.)              6.625          12/01/2022        7,946,660
-----------------------------------------------------------------------------------------------------------------------
    1,750,000     Halifax County, VA IDA RITES 3                            13.350 5        06/01/2028        2,463,965
-----------------------------------------------------------------------------------------------------------------------
    1,100,000     Norfolk, VA Redevel. & Hsg. Authority
                  (First Mtg.-Retirement Community)                          6.125          01/01/2035        1,127,170

                 38 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

   PRINCIPAL                                                                                                       VALUE
      AMOUNT                                                                COUPON            MATURITY        SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
VIRGINIA Continued
$ 10,500,000      Pittsylvania County, VA IDA (Multitrade of Pittsylvania)    7.500%         01/01/2014   $   10,926,195
------------------------------------------------------------------------------------------------------------------------
   7,350,000      Pittsylvania County, VA IDA (Multitrade of Pittsylvania)    7.550          01/01/2019        7,652,012
------------------------------------------------------------------------------------------------------------------------
   2,250,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2007        1,980,450
------------------------------------------------------------------------------------------------------------------------
   4,050,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2012        2,811,429
------------------------------------------------------------------------------------------------------------------------
     100,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2015           58,276
------------------------------------------------------------------------------------------------------------------------
     865,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2016          475,153
------------------------------------------------------------------------------------------------------------------------
   1,125,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2018          450,518
------------------------------------------------------------------------------------------------------------------------
   1,845,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2019          679,514
------------------------------------------------------------------------------------------------------------------------
     125,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2019           57,276
------------------------------------------------------------------------------------------------------------------------
   1,000,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2023          362,250
------------------------------------------------------------------------------------------------------------------------
  26,500,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2024        9,030,670
------------------------------------------------------------------------------------------------------------------------
  10,000,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2025        3,216,100
------------------------------------------------------------------------------------------------------------------------
     825,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2030          197,670
------------------------------------------------------------------------------------------------------------------------
  48,400,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             0.000 7        08/15/2034        9,083,712
------------------------------------------------------------------------------------------------------------------------
   3,000,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             5.250          08/15/2008        3,107,310
------------------------------------------------------------------------------------------------------------------------
   5,510,000      Pocahontas Parkway Association, VA
                  (Route 895 Connector Toll Road)                             5.500          08/15/2028        5,741,916
------------------------------------------------------------------------------------------------------------------------
  20,000,000      VA Tobacco Settlement Authority (TASC)                      5.625          06/01/2037       21,115,000
------------------------------------------------------------------------------------------------------------------------
   2,500,000      West Point, VA IDA (Chesapeake Corp.)                       6.375          03/01/2019        2,545,575
                                                                                                          --------------
                                                                                                             103,777,195
------------------------------------------------------------------------------------------------------------------------
WASHINGTON--1.7%
   3,000,000      Chelan County, WA Public Utility District RITES 3          13.219 5        01/01/2036        4,020,600
------------------------------------------------------------------------------------------------------------------------
   3,500,000      Grant County, WA Public Utility District RITES 3           10.988 5        01/01/2022        3,827,600
------------------------------------------------------------------------------------------------------------------------
     100,000      Port Camas, WA Public Industrial Corp.
                  (James River Corp. of VA)                                   6.700          04/01/2023          100,099
------------------------------------------------------------------------------------------------------------------------
   1,600,000      Port Seattle, WA Special Facility (Northwest Airlines)      7.125          04/01/2020        1,517,424
------------------------------------------------------------------------------------------------------------------------
  24,900,000      Port Seattle, WA Special Facility (Northwest Airlines)      7.250          04/01/2030       23,470,740
------------------------------------------------------------------------------------------------------------------------
   1,500,000      WA Health Care Facilities Authority
                  (Overlake Hospital Medical Center)                          5.000          07/01/2030        1,538,295


                 39 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                   VALUE
      AMOUNT                                                            COUPON          MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------
WASHINGTON Continued
$  8,000,000     WA Health Care Facilities Authority
                 (Overlake Hospital Medical Center)                      5.000%       07/01/2038      $    8,166,000
---------------------------------------------------------------------------------------------------------------------
   4,710,000     WA Tobacco Settlement Authority (TASC)                  6.500        06/01/2026           5,216,231
---------------------------------------------------------------------------------------------------------------------
  13,955,000     WA Tobacco Settlement Authority (TASC)                  6.625        06/01/2032          15,519,495
                                                                                                      ---------------
                                                                                                          63,376,484
---------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.2%
   6,365,000     WV Hsg. Devel. Fund RITES 3                            12.332 5      11/01/2032           6,992,971
---------------------------------------------------------------------------------------------------------------------
WISCONSIN--2.5%
      15,000     Badger, WI Tobacco Asset Securitization Corp.           6.125        06/01/2027              16,159
---------------------------------------------------------------------------------------------------------------------
  34,870,000     Badger, WI Tobacco Asset Securitization Corp.           6.375        06/01/2032          38,174,979
---------------------------------------------------------------------------------------------------------------------
     600,000     Milwaukee, WI (Aero Milwaukee)                          6.500        01/01/2025             635,568
---------------------------------------------------------------------------------------------------------------------
   1,420,000     Milwaukee, WI (Air Cargo)                               7.500        01/01/2025           1,463,338
---------------------------------------------------------------------------------------------------------------------
     165,000     New Berlin, WI Hsg. Authority (Pinewood Creek)          6.800        11/01/2012             170,899
---------------------------------------------------------------------------------------------------------------------
     160,000     New Berlin, WI Hsg. Authority (Pinewood Creek)          6.850        05/01/2013             165,720
---------------------------------------------------------------------------------------------------------------------
   1,595,000     New Berlin, WI Hsg. Authority (Pinewood Creek)          7.125        05/01/2024           1,648,034
---------------------------------------------------------------------------------------------------------------------
   1,000,000     WI H&EFA (Eastcastle Place)                             6.125        12/01/2034           1,011,130
---------------------------------------------------------------------------------------------------------------------
   4,400,000     WI H&EFA (Hess Memorial Hospital Association)           7.750        11/01/2015           4,541,372
---------------------------------------------------------------------------------------------------------------------
   2,600,000     WI H&EFA (National Regency of New Berlin)               7.750        08/15/2015           2,716,948
---------------------------------------------------------------------------------------------------------------------
   6,200,000     WI H&EFA (National Regency of New Berlin)               8.000        08/15/2025           6,485,076
---------------------------------------------------------------------------------------------------------------------
   2,000,000     WI H&EFA RITES 3                                       11.954 5      02/15/2032           2,474,000
---------------------------------------------------------------------------------------------------------------------
   5,000,000     WI Hsg. & Economic Devel. Authority                     4.950        03/01/2025           5,131,200
---------------------------------------------------------------------------------------------------------------------
   2,500,000     WI Hsg. & Economic Devel. Authority ROLs 3             11.881 5      03/01/2036           2,621,950
---------------------------------------------------------------------------------------------------------------------
   5,600,000     WI Hsg. & Economic Devel. Authority ROLs 3             12.185 5      03/01/2024           5,859,360
---------------------------------------------------------------------------------------------------------------------
  19,500,000     WI Hsg. & Economic Devel. Authority, Series C           4.875        03/01/2036          19,737,737
---------------------------------------------------------------------------------------------------------------------
     250,000     WI Lac Courte Oreilles Band of Lake Superior
                 Chippewa Indians                                        8.000        12/01/2018             251,111
                                                                                                       --------------
                                                                                                          93,104,581
---------------------------------------------------------------------------------------------------------------------
WYOMING--0.0%
      25,000     Sweetwater County, WY Solid Waste Disposal
                 (FMC Corp.)                                             6.900        09/01/2024              25,349
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $3,570,287,846)--103.7%                                              3,844,025,416
---------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(3.7)                                                            (137,869,435)
                                                                                                      ---------------
NET ASSETS--100.0%                                                                                    $3,706,155,981
                                                                                                      ===============


                 40 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Issue is in default. See Note 1 of Notes to Financial Statements.

2. Non-income producing security.

3. Illiquid security. The aggregate value of illiquid securities as of July 31, 2005 was $246,686,115, which represents 6.66% of the Fund's net assets. See Note 5 of Notes to Financial Statements.

4. When-issued security or forward commitment to be delivered and settled after July 31, 2005. See Note 1 of Notes to Financial Statements.

5. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to Financial Statements.

6. Security has been segregated for collateral to cover borrowings. See Note 6 of Notes to Financial Statements.

7. Represents a zero coupon bond.

8. Represents the current interest rate for a variable or increasing rate security.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ADA      Atlanta Development Authority
CAU      Clark Atlanta University
CCRC     Continuing Care Retirement Community
CDA      Communities Development Authority
COP      Certificates of Participation
DA       Dormitory Authority
DRIVERS  Derivative Inverse Tax Exempt Receipts
EDA      Economic Development Authority
EDFA     Economic Development Finance
         Authority
EF&CD    Environmental Facilities and Community
         Development
GO       General Obligation
H&EFA    Health and Educational Facilities
         Authority
HDA      Hospital Development Authority
HDC      Housing Development Corp.
HE&H     Higher Educational and Health
HE&HF    Higher Educational and Housing Facilities
HFA      Housing Finance Agency/Authority
HFC      Housing Finance Corp.
HFDC     Health Facilities Development Corp.
HJDOI    Hospital for Joint Diseases Orthopedic
         Institute
IDA      Industrial Development Agency
IDC      Industrial Development Corporation
IMEPCF   Industrial, Medical and Environmental
         Pollution Control Facilities
IRS      Inverse Rate Security
ITEMECF  Industrial, Tourist, Educational, Medical
         and Environmental Community Facilities
JFK      John Fitzgerald Kennedy
MSH/NYU  Mount Sinai Hospital/New York
         University
NYC      New York City
NYS      New York State
Res Rec  Resource Recovery Facility
RITES    Residual Interest Tax Exempt Security
ROLs     Residual Option Longs
TASC     Tobacco Settlement Asset-Backed Bonds


                 41 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS July 31, 2005 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                         VALUE         PERCENT
-----------------------------------------------------------------------
Tobacco Settlement Payments             $  904,439,847            23.5%
Airlines                                   603,762,488            15.7
Electric Utilities                         297,841,929             7.8
Special Assessment                         255,648,569             6.7
Multifamily Housing                        215,199,471             5.6
Hospital/Health Care                       191,589,126             5.0
Hotels, Restaurants & Leisure              180,265,211             4.7
Marine/Aviation Facilities                 155,308,817             4.0
General Obligation                         127,072,069             3.3
Adult Living Facilities                    118,850,071             3.1
Single Family Housing                      109,020,541             2.8
Resource Recovery                           64,470,289             1.7
Manufacturing, Non-Durable Goods            63,170,980             1.6
Manufacturing, Durable Goods                60,796,870             1.6
Not-for-Profit Organization                 59,565,647             1.6
Pollution Control                           57,234,942             1.5
Sales Tax Revenue                           54,670,011             1.4
Higher Education                            53,929,349             1.4
Gas Utilities                               51,743,528             1.4
Special Tax                                 50,071,579             1.3
Highways/Railways                           47,623,252             1.2
Paper, Containers & Packaging               44,049,200             1.1
Education                                   35,649,206             0.9
Sports Facility Revenue                     18,074,951             0.5
Water Utilities                             11,008,955             0.3
Municipal Leases                             7,074,808             0.2
Sewer Utilities                              4,311,945             0.1
Parking Fee Revenue                          1,581,765             0.0
                                        -------------------------------
Total                                   $3,844,025,416           100.0%
                                        ===============================


                 42 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
SUMMARY OF RATINGS July 31, 2005 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY RATING CATEGORY, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

RATING                                                                PERCENT
-------------------------------------------------------------------------------
AAA                                                                      11.0%
AA                                                                        4.5
A                                                                         6.5
BBB                                                                      31.0
BB                                                                        6.7
B                                                                         9.0
CCC                                                                       5.5
CC                                                                        2.9
Not Rated                                                                22.9
                                                                        ------
Total                                                                   100.0%
                                                                        ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 43 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value (cost $3,570,287,846)--see accompanying statement of investments   $ 3,844,025,416
---------------------------------------------------------------------------------------------------------
Cash                                                                                           2,438,783
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                            60,429,764
Interest                                                                                      55,590,581
Investments sold                                                                              44,642,356
Other                                                                                             31,291
                                                                                         ----------------
Total assets                                                                               4,007,158,191

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $263,401,362 purchased on a when-issued basis
or forward commitment)                                                                       272,901,085
Payable on borrowings (See Note 6)                                                            17,100,000
Shares of beneficial interest redeemed                                                         6,841,244
Dividends                                                                                      2,931,791
Distribution and service plan fees                                                               448,352
Interest expense                                                                                 155,358
Transfer and shareholder servicing agent fees                                                    127,201
Trustees' compensation                                                                            91,449
Shareholder communications                                                                        89,190
Other                                                                                            316,540
                                                                                         ----------------
Total liabilities                                                                            301,002,210

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 3,706,155,981
                                                                                         ================

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Paid-in capital                                                                          $ 3,436,055,576
---------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                133,374
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                  (3,770,539)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                   273,737,570
                                                                                         ----------------
NET ASSETS                                                                               $ 3,706,155,981
                                                                                         ================


           44 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,309,856,096 and
182,000,546 shares of beneficial interest outstanding)                                             $12.69
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)    $13.32
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $528,192,261 and 41,521,913 shares
of beneficial interest outstanding)                                                                $12.72
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $868,107,624 and 68,507,949 shares
of beneficial interest outstanding)                                                                $12.67

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 45 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                          $ 162,287,477

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       9,270,643
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               2,023,635
Class B                                                               3,680,913
Class C                                                               4,378,928
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 515,730
Class B                                                                 251,937
Class C                                                                 256,036
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  62,760
Class B                                                                  30,868
Class C                                                                  35,803
--------------------------------------------------------------------------------
Interest expense                                                      1,320,120
--------------------------------------------------------------------------------
Custodian fees and expenses                                             170,237
--------------------------------------------------------------------------------
Trustees' compensation                                                   83,551
--------------------------------------------------------------------------------
Other                                                                   526,213
                                                                  --------------
Total expenses                                                       22,607,374
Less reduction to custodian expenses                                   (120,585)
                                                                  --------------
Net expenses                                                         22,486,789

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               139,800,688

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                     16,330,226
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                270,282,535

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 426,413,449
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 46 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                      2005               2004
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                         $   139,800,688    $    68,719,462
-----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                  16,330,226          8,187,916
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                             270,282,535            191,836
                                                                              -----------------------------------
Net increase in net assets resulting from operations                              426,413,449         77,099,214

-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                           (89,316,259)       (37,786,294)
Class B                                                                           (24,198,317)       (17,197,773)
Class C                                                                           (28,160,685)       (12,989,258)

-----------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                         1,407,359,926        421,943,144
Class B                                                                           166,634,889        114,357,949
Class C                                                                           541,739,166        153,043,901

-----------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Total increase                                                                  2,400,472,169        698,470,883
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                             1,305,683,812        607,212,929
                                                                              -----------------------------------
End of period (including accumulated net investment income
of $133,374 and $2,007,947, respectively)
                                                                              $ 3,706,155,981    $ 1,305,683,812
                                                                              ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 47 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED JULY 31,                         2005           2004          2003         2002            2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    11.13       $  10.64      $  11.28     $  11.25        $  10.76
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .78 1          .85           .92          .71             .58
Net realized and unrealized gain (loss)                 1.59            .50          (.67)         .03             .48
                                                  -----------------------------------------------------------------------
Total from investment operations                        2.37           1.35           .25          .74            1.06
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.81)          (.86)         (.89)        (.71)           (.57)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.69       $  11.13      $  10.64     $  11.28        $  11.25
                                                  =======================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     21.97%         12.78%         2.36%        6.89%          10.03%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $2,309,856       $731,565      $306,857     $193,452        $ 38,827
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,366,113       $506,440      $252,496     $ 73,877        $ 36,900
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   6.46%          7.54%         8.44%        6.61%           5.21%
Total expenses                                          0.69%          0.80%         1.04%        1.06%           0.87%
Expenses after payments and waivers and
reduction to custodian expenses                          N/A 4          N/A 4,5       N/A 4       0.89% 6         0.78% 6
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   22%            44%           57%         127%             37%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 48 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

CLASS B          YEAR ENDED JULY 31,                  2005           2004         2003         2002            2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  11.15        $ 10.66      $ 11.30      $ 11.27         $ 10.78
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .70 1          .77          .83          .63             .49
Net realized and unrealized gain (loss)               1.59            .49         (.66)         .02             .48
                                                  --------------------------------------------------------------------
Total from investment operations                      2.29           1.26          .17          .65             .97
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.72)          (.77)        (.81)        (.62)           (.48)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  12.72        $ 11.15      $ 10.66      $ 11.30         $ 11.27
                                                  ====================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   21.09%         11.89%        1.57%        6.07%           9.19%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $528,192       $308,778     $188,645      $90,547         $20,279
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $410,031       $256,425     $141,819      $36,100         $18,445
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                 5.80%          6.80%        7.67%        5.85%           4.45%
Total expenses                                        1.48%          1.56%        1.81%        1.80%           1.62%
Expenses after payments and waivers and
reduction to custodian expenses                        N/A 4          N/A 4,5      N/A 4       1.63% 6         1.53% 6
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 22%            44%          57%         127%             37%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 49 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED JULY 31,                       2005           2004         2003         2002            2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  11.11        $ 10.63      $ 11.27      $ 11.24         $ 10.75
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .68 1          .76          .83          .61             .50
Net realized and unrealized gain (loss)               1.60            .49         (.66)         .04             .48
                                                   -------------------------------------------------------------------
Total from investment operations                      2.28           1.25          .17          .65             .98
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.72)          (.77)        (.81)        (.62)           (.49)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  12.67        $ 11.11      $ 10.63      $ 11.27         $ 11.24
                                                  ====================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   21.08%         11.83%        1.59%        6.09%           9.22%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $868,108       $265,340     $111,710      $49,248         $ 3,410
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $488,562       $193,845     $ 85,483      $13,453         $ 2,552
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                 5.68%          6.76%        7.68%        5.88%           4.45%
Total expenses                                        1.46%          1.56%        1.80%        1.80%           1.62%
Expenses after payments and waivers and
reduction to custodian expenses                        N/A 4          N/A 4,5      N/A 4       1.63% 6         1.53% 6
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 22%            44%          57%         127%             37%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 50 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Rochester National Municipals (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not


                 51 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2005, the Fund had purchased $263,401,362 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will invest no more than 35% of its total assets in inverse floaters. Inverse floaters amount to $236,552,076 as of July 31, 2005, which represents 5.90% of the Fund's total assets.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2005, securities with an aggregate market value of $85,093,535, representing 2.30% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to


                 52 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                             NET UNREALIZED
                                                                               APPRECIATION
                                                                           BASED ON COST OF
                                                                             SECURITIES AND
       UNDISTRIBUTED     UNDISTRIBUTED                 ACCUMULATED        OTHER INVESTMENTS
       NET INVESTMENT        LONG-TERM                        LOSS       FOR FEDERAL INCOME
       INCOME                     GAIN          CARRYFORWARD 1,2,3             TAX PURPOSES
       ------------------------------------------------------------------------------------
       $3,269,849                  $--                  $3,586,519             $273,553,548

1. As of July 31, 2005, the Fund had $3,586,519 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2005, details of the capital loss carryforward were as follows:

                EXPIRING
                ---------------------------------
                2012                   $3,586,519

2. During the fiscal year ended July 31, 2005, the Fund utilized $16,514,248 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended July 31, 2004, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2005 and July 31, 2004 was as follows:

                                             YEAR ENDED               YEAR ENDED
                                          JULY 31, 2005            JULY 31, 2004
--------------------------------------------------------------------------------
Distributions paid from:
Exempt-interest dividends                  $141,675,261              $67,973,325


                 53 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

               Federal tax cost of securities    $ 3,570,471,869
                                                 ===============
               Gross unrealized appreciation     $   288,790,208
               Gross unrealized depreciation         (15,236,660)
                                                 ---------------
               Net unrealized appreciation       $   273,553,548
                                                 ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2005, the Fund's projected benefit obligations were increased by $43,130 and payments of $704 were made to retired trustees, resulting in an accumulated liability of $67,605 as of July 31, 2005.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash


                 54 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED JULY 31, 2005          YEAR ENDED JULY 31, 2004
                                  SHARES              AMOUNT          SHARES            AMOUNT
-----------------------------------------------------------------------------------------------
CLASS A
Sold                         133,239,665     $ 1,612,797,528      45,587,726     $ 519,590,084
Dividends and/or
distributions reinvested       3,545,591          42,823,965       1,579,654        17,826,296
Redeemed                     (20,526,179)       (248,261,567)    (10,258,031)     (115,473,236)
                            -------------------------------------------------------------------
Net increase                 116,259,077     $ 1,407,359,926      36,909,349     $ 421,943,144
                            ===================================================================

-----------------------------------------------------------------------------------------------
CLASS B
Sold                          17,084,575     $   205,710,784      12,764,933     $ 145,432,112
Dividends and/or
distributions reinvested         820,743           9,875,104         620,409         7,015,793
Redeemed                      (4,071,776)        (48,950,999)     (3,387,398)      (38,089,956)
                            -------------------------------------------------------------------
Net increase                  13,833,542     $   166,634,889       9,997,944     $ 114,357,949
                            ===================================================================

-----------------------------------------------------------------------------------------------
CLASS C
Sold                          47,841,160     $   580,425,334      17,536,942     $ 199,701,778
Dividends and/or
distributions reinvested       1,061,481          12,801,896         568,003         6,410,221
Redeemed                      (4,272,766)        (51,488,064)     (4,736,781)      (53,068,098)
                            -------------------------------------------------------------------
Net increase                  44,629,875     $   541,739,166      13,368,164     $ 153,043,901
                            ===================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2005, were as follows:

                                            PURCHASES              SALES
            ------------------------------------------------------------
            Investment securities      $2,298,924,374       $410,767,698


                 55 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2005, the Fund paid $953,268 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares. The Distributor also receives a service fee of up to 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2005 for Class B and Class C shares were $17,018,319 and $10,097,129, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and


                 56 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                                  CLASS A                 CLASS B            CLASS C
                           CLASS A             CONTINGENT              CONTINGENT         CONTINGENT
                         FRONT-END               DEFERRED                DEFERRED           DEFERRED
                     SALES CHARGES          SALES CHARGES           SALES CHARGES      SALES CHARGES
                       RETAINED BY            RETAINED BY             RETAINED BY        RETAINED BY
   YEAR ENDED          DISTRIBUTOR            DISTRIBUTOR             DISTRIBUTOR        DISTRIBUTOR
-----------------------------------------------------------------------------------------------------
July 31, 2005           $4,232,112                $76,961              $1,058,377           $176,463

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2005, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Until terminated on January 21, 2005, the Fund had entered into an agreement which enabled it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permitted borrowings up to $540 million, collectively. Interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.

      Effective January 21, 2005 the Fund entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $800 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (3.344% as of July 31, 2005). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $800 million facility size.


                 57 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. BORROWINGS Continued

      For the year ended July 31, 2005, the average daily loan balance was $45,398,904 at an average daily interest rate of 2.811%. The Fund had borrowings outstanding of $17,100,000 at July 31, 2005 at an interest rate of 3.344%. The Fund had gross borrowings and gross loan repayments of $910,100,000 and $968,400,000, respectively, during the year ended July 31, 2005. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2005 was $165,800,000. The Fund paid $140,390 in fees and $1,173,643 in interest during the year ended July 31, 2005.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005, and amended on March 4, 2005, consolidates into a single action and amends six individual previously filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                 58 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MULTI-STATE MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester National Municipals (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester National Municipals as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
September 13, 2005


                 59 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the year ended July 31, 2005 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 60 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied and the SEC's Public Reference Room in Washington D.C and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                 61 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's advisory agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for this purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      NATURE AND EXTENT OF SERVICES. In considering the renewal of the Fund's advisory agreement for the current year, the Board evaluated the nature and extent of the services provided by the Manager and its affiliates. The Manager provides the Fund with office space, facilities and equipment; administrative, accounting, clerical, legal and compliance personnel; securities trading services; oversight of third party service providers and the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that were available to the Fund. The Board noted that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services and information the Board received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. The Board members also considered their experiences as directors or trustees of the Fund and other funds advised by the Manager. The Board received and reviewed information regarding the quality of services provided by affiliates of the Manager, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. The Board was aware that there are alternatives to retaining the Manager.

      PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Ronald H. Fielding and the Manager's Rochester Division investment team and analysts. A portfolio management team comprised of Ronald H. Fielding and other investment professionals selected from the Manager's Rochester Division manages the Fund. This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Fielding has had over 27 years of experience managing municipal bond/tax-exempt investments, is a Senior Vice President of the


                 62 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Manager since January 1996 and is a Vice President of the Fund. Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

      The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other high yield municipal debt funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board also receives and reviews comparative performance information regarding the Fund and other funds at each Board meeting. The Board considered that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board also reviewed information, including comparative information, regarding the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other high yield municipal debt funds and other funds with comparable asset levels and distribution features. The Board considered that the Fund's management fees and total expenses are both lower than its peer group average. In addition, the Board evaluated the comparability of the fees charged and the services provided to the Fund to the fees charged and services provided to other types of entities advised by the Manager.

      PROFITABILITY OF THE MANAGER AND AFFILIATES. The Board also reviewed information regarding the cost of services provided by the Manager and its affiliates and the Manager's profitability. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board considered that the Fund has recently experienced significant asset growth and that, based on current asset levels, the Fund has passed its last management fee breakpoint.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the


                 63 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the advisory agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreement, including the management fee, in light of all of the surrounding circumstances.


                 64 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD
FUND, LENGTH OF SERVICE, AGE       BY TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                Director of American Commercial Lines (barge company) (since January 2005);
Chairman of the Board              Attorney at Hogan & Hartson (law firm) (since June 1993); Director of Danielson
of Trustees (since 2003);          Holding Corp. (waste-to-energy company) (since 2002); Director of Weyer-
Trustee (since 1993)               haeuser Corp. (1999-April 2004); Director of Caterpillar, Inc. (1993-December
Age: 74                            2002); Director of ConAgra Foods (1993-2001); Director of Texas Instruments
                                   (1993-2001); Director of FMC Corporation (1993-2001). Oversees 24 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                   Trustee of the Committee for Economic Development (policy research
Trustee (since 2005)               foundation) (since 2005); Director of ICI Education Foundation (education) (since
Age: 64                            October 1991); President of the Investment Company Institute (trade association) (1991-2004); Director of ICI Mutual Insurance Company (insurance)
                                   (1991-2004). Oversees 24 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                   A trustee or director of other Oppenheimer funds. Oversees 34 portfolios in the
Trustee (since 1993)               OppenheimerFunds complex.
Age: 71

PHILLIP A. GRIFFITHS,              Director of GSI Lumonics Inc. (precision medical equipment supplier) (since
Trustee (since 1999)               2001); Trustee of Woodward Academy (since 1983); Senior Advisor of The
Age: 66                            Andrew W. Mellon Foundation (since 2001); Member of the National Academy of Sciences (since 1979); Member of the American Philosophical Society (since
                                   1996); Council on Foreign Relations (since 2002); Director of the Institute for
                                   Advanced Study (1991-2004); Director of Bankers Trust New York Corporation
                                   (1994-1999). Oversees 24 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                    Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)               1998); and Senior Vice President and General Auditor of American Express
Age: 62                            Company (financial services company) (July 1998-February 2003). Oversees
                                   24 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                    Director Columbia Equity Financial Corp. (privately-held financial adviser) (since
Trustee (since 2002)               2002); Managing Director of Carmona Motley, Inc. (privately-held financial
Age: 53                            adviser) (since January 2002); Managing Director of Carmona Motley Hoffman
                                   Inc. (privately-held financial adviser) (January 1998-December 2001). Oversees
                                   24 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,                Director of Dominion Resources, Inc. (electric utility holding company) (since
Trustee (since 1989)               February 1972); Former Director of Prime Retail, Inc. (real estate investment
Age: 78                            trust), Dominion Energy Inc. (electric power and oil & gas producer),
                                   Lumbermens Mutual Casualty Company, American Motorists Insurance Company and
                                   American Manufacturers Mutual Insurance Company; Former President and
                                   Chief Executive Officer of The Conference Board, Inc. (international economic and business research). Oversees 24 portfolios in the OppenheimerFunds complex.

                 65 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

RUSSELL S. REYNOLDS, JR.,          Chairman of The Directorship Search Group, Inc. (corporate governance
Trustee (since 1989)               consulting and executive recruiting) (since 1993); Life Trustee of International House
Age: 73                            (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich. Oversees 24 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,*                 Director of the following medical device companies: Medintec (since 1992) and
Trustee (since 2005)               Cathco (since 1996); Director of Lakes Environmental Association (since 1996);
Age: 64                            Member of the Investment Committee of the Associated Jewish Charities
                                   of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-
                                   December 2001). Oversees 39 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,*                    President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)               company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
Age: 57                            Company, Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999); Managing Member of
                                   Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999);
                                   and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 39 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                        FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES AS TRUSTEE FOR AN INDEFINITE
                                   TERM, AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS RESIGNATION, DEATH
                                   OR REMOVAL.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director (since June 2001) and President
President and Trustee,             (since September 2000) of the Manager; President and Director or Trustee of
(2001-2004 and since 2005)         other Oppenheimer funds; President and Director of Oppenheimer Acquisition
Age: 56                            Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer
                                   Partnership Holdings, Inc. (holding company subsidiary of the Manager)
                                   (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November 2001); Chairman and Director of
                                   Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of
                                   OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial
                                   Asset Management Corporation, Trinity Investment Management Corporation
                                   and Tremont Capital Management, Inc. (since November 2001), HarbourView
                                   Asset Management Corporation and OFI Private Investments, Inc. (since July
                                   2001); President (since November 1, 2001) and Director (since July 2001) of
                                   Oppenheimer Real Asset Management, Inc.; Executive Vice President of
                                   Massachusetts Mutual Life Insurance Company (OAC's parent company) (since
                                   February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the
                                   Investment Company Institute's Board of Governors (since October 3, 2003);
                                   Chief Operating Officer of the Manager (September 2000-June 2001); President
                                   and Trustee of MML Series Investment Fund and MassMutual Select Funds
                                   (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August 2000); President,
                                   Chief Executive Officer and Director of MML Bay State Life Insurance Company
                                   (September 1999-August 2000); Director of Emerald Isle Bancorp and Hibernia

*Elected as Trustee effective August 17, 2005.


                 66 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

JOHN V. MURPHY,                    Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June
Continued                          1998). Oversees 67 portfolios as a trustee or director and 20 additional portfolios as officer in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
OFFICERS                           THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MR. ZACK, TWO
                                   WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008, FOR
                                   MR. WIXTED AND MR. VANDEHEY, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924, AND
                                   FOR MR. FIELDING, 350 LINDEN OAKS, ROCHESTER, NY 14625. EACH OFFICER SERVES FOR AN
                                   ANNUAL TERM OR UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

RONALD H. FIELDING,                Senior Vice President of the Manager (since January 1996); Chairman of the
Vice President (since 2002)        Rochester Division of the Manager (since January 1996). An officer of 10
Age: 56                            portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and Principal            Treasurer of the following: HarbourView Asset Management Corporation,
Financial Accounting Officer       Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
(since 1999)                       Real Asset Management Corporation, and Oppenheimer Partnership Holdings,
Age: 45                            Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
                                   OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November
                                   2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial
                                   Officer of OFI Trust Company (trust company subsidiary of the Manager)
                                   (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),
                                   Centennial Asset Management Corporation (March 1999-October 2003) and
                                   OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                   Operating Officer of Bankers Trust Company-Mutual Fund Services Division
                                   (March 1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since
Secretary (since 2001)             March 2002) of the Manager; General Counsel and Director of the Distributor
Age: 56                            (since December 2001); General Counsel of Centennial Asset Management
                                   Corporation (since December 2001); Senior Vice President and General Counsel
                                   of HarbourView Asset Management Corporation (since December 2001);
                                   Secretary and General Counsel of OAC (since November 2001); Assistant
                                   Secretary (since September 1997) and Director (since November 2001) of
                                   OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                   President and Director of Oppenheimer Partnership Holdings, Inc. (since
                                   December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                   (since November 2001); Senior Vice President, General Counsel and Director
                                   of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                   December 2001); Senior Vice President, General Counsel and Director of OFI
                                   Private Investments, Inc. and OFI Trust Company (since November 2001); Vice
                                   President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                   President and General Counsel of OFI Institutional Asset Management, Inc.
                                   (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                   December 2003); Senior Vice President (May 1985-December 2003), Acting
                                   General Counsel (November 2001-February 2002) and Associate General
                                   Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of
                                   the following: Shareholder Services, Inc. (May 1985-November 2001),
                                   Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                   OppenheimerFunds International Ltd. (September 1997-November 2001).
                                   An officer of 87 portfolios in the OppenheimerFunds complex.


                 67 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and                 March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Chief Compliance Officer           Asset Management Corporation and Shareholder Services, Inc. (since June 1983).
(since 2004)                       Former Vice President and Director of Internal Audit of the Manager (1997-
Age: 54                            February 2004). An officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                 68 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS


ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $61,000 in fiscal 2005 and $54,000 in fiscal 2004.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $426,177 in fiscal 2005 and $88,500 in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $15,000 in fiscal 2005 and $18,000 in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Preparation of Forms 5500, and tax consultations on foreign withholding taxes and certain investment transactions.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $441,177 in fiscal 2005 and $106,500 in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUNDS' GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Funds' Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of July 31, 2005, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:   /s/ John V. Murphy
      ------------------
      John V. Murphy
      Principal Executive Officer
Date: September 13, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ John V. Murphy
      ------------------
      John V. Murphy
      Principal Executive Officer
Date: September 13, 2005


By:   /s/ Brian W. Wixted
      -------------------
      Brian W. Wixted
      Principal Financial Officer
Date: September 13, 2005